As filed with the Securities and Exchange Commission on April 16, 2020.

Registration File No. 333-148419

File No. 811-03915

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO. ___	☐
POST-EFFECTIVE AMENDMENT NO. 14	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	☒

AMENDMENT NO. 32	☒

(Check appropriate box or boxes.)

CMFG Variable Life Insurance Account

(Exact name of registrant)

CMFG Life Insurance Company

(Name of depositor)

5910 Mineral Point Road

Madison, WI 53705

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (319) 352-4090

Jennifer Kraus-Florin, Esq.
CMFG Life Insurance Company
5910 Mineral Point Road
Madison, Wisconsin 53705
(Name and address of agent for service)

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box)

☐  immediately upon filing pursuant to paragraph (b) of Rule 485.

☒  on May 1, 2020 pursuant to paragraph (b) of Rule 485.

☐  60 days after filing pursuant to paragraph (a)(i) of Rule 485.

☐  on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:  Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

PROSPECTUS	May 1, 2020

MEMBERS® Variable Universal Life A Flexible Premium Variable Universal Life Insurance Policy Issued by CMFG Life Insurance Company

This Prospectus describes the Policy issued by CMFG Life Insurance Company (“we”, “our” or “us”) and supported by the CMFG Variable Life Insurance Account (“Separate Account”). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire lifetime of the Insured. This discussion in this Prospectus is meant for current Owners. We no longer issue new Policies and we no longer issue new riders on any Policy.

This Prospectus provides information that a prospective Owner should know before investing. You should keep this Prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate Net Premium and Accumulated Values to:

•	Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or

•	An Interest Bearing Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds in which the Separate Account invests accompanies this Prospectus. Please read these documents before investing and save them for future reference.

The mutual funds available include:

Ultra Series Fund	T. Rowe Price International Series
Core Bond Fund	T. Rowe Price International Stock Portfolio
Diversified Income Fund
Large Cap Value Fund
Large Cap Growth Fund
Mid Cap Fund

Vanguard® Variable Insurance Fund
Vanguard Variable Insurance Fund Money Market Portfolio

An investment in the Separate Account is not a bank or credit union deposit and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of premium (principal).

Please refer to the “Summary of Policy Benefits and Risks” section of this Prospectus that describes certain risks associated with investing in a Policy.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, you may not be receiving paper copies of Fund shareholder reports from CMFG Life Insurance Company unless you specifically request paper copies from us or from your financial professional.  Instead, the shareholder reports will be made available on the Fund’s website, and we will notify you by mail each time a report is posted and provide you with a website link to access the report.  Instructions for requesting paper copies will be provided by us in the notice.

You may elect to receive all future Fund reports in paper free of charge from us. You can inform us that you wish to continue receiving paper copies of your Fund shareholder reports by writing to our Administrative Office at 2000 Heritage Way, Waverly, Iowa 50677, or by calling 1-800-798-5500. Your election to receive reports in paper will apply to all Funds available under your Contract.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved this Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

i

ii

Summary of Policy Benefits and risks

This summary describes important benefits and risks of the Policy and corresponds to sections in this Prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.

Benefits Summary

General Benefits of the Policy. Like fixed benefit life insurance, the Policy offers a minimum death benefit and provides an Accumulated Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Accumulated Value to the Subaccounts. The amount and duration of life insurance protection and of Accumulated Value and Cash Value varies with the investment experience of the Accumulated Value you place in the Subaccounts.

Premiums. The Policy requires an initial premium. The amount of your Policy’s Specified Amount determines the amount of your initial premium. After you pay the initial premium, you can pay subsequent premiums at any time while your Policy is In Force. We may refuse any premium payment that is less than $25. We also may refuse any premium or part of a premium which would increase the Face Amount of the Policy by more than the amount of the Premium.

The Policy provides for a planned annual premium. You are not required to pay premiums according to the plan. You can vary the frequency and amount of premiums, and can skip premiums. (If you do skip a premium, you may increase the likelihood that your Policy will Lapse.) We may reject any premiums after the Insured reaches Attained Age 95.

From time to time, we may extend the period for premium and purchase payments and other time-sensitive provisions of a policy or contract for specific geographic areas in response to weather-related incidents, natural disasters and similar events. Policyholders who have experienced such events and would like to know whether a moratorium is in effect should contact us for more information at our Mailing Address.

Minimum Death Benefit Guarantee. If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date the Policy will not Lapse during those years. The Target Premium will be shown on each Policy. Generally, it is determined by dividing the minimum premium by 0.60 and is stated on the specifications page of the Policy.

No-Lapse Guarantee. If at all times during the first three Policy Years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy Years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy Years, the no-Lapse guarantee is voided.

In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Accumulated Value from the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy Years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. We will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

Death Benefit Options. You must choose between two Death Benefit Options under the Policy. Your selection will affect the Face Amount, the Monthly Deduction, and the Cash Value. Under either option, Death Benefit Proceeds are equal to:

●	the Face Amount on the date of death; plus

●	any premiums received after the date of death; minus

●	Policy indebtedness

The Face Amount differs under the two Death Benefit Options:

♦	The Face Amount under Option 1 is the greater of:

○	the Specified Amount; or

○	the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

♦	The Face Amount under Option 2 is the greater of:

○	the Specified Amount plus the Policy’s Accumulated Value on the date of death; or

○	the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code of 1986, as amended (“Code”), for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B in the Statement of Additional Information (“SAI”). The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

You may select the Specified Amount, which we will normally require be at least $50,000 ($10,000 for Issue Ages 65 and over). You also may increase or decrease the Specified Amount; however, we may require that the Specified Amount after any decrease be at least $50,000 ($10,000 for Issue Ages 65 and over).

Cancellation, Surrender and Partial Withdrawals

Cancellation: Once we issue your Policy, the Right-to-Examine Period begins. You may cancel the Policy during this period and receive a refund. A request to increase the Specified Amount also triggers a Right to Examine Period for the increased amount.

Surrender: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to our Mailing Address to surrender your Policy for its Net Cash Value. Federal income taxes may apply to surrenders or partial withdrawals. A penalty tax may be applied to distributions (including loans) if the policy is classified as a Modified Endowment Contract and may apply to surrenders.

Partial Withdrawals: You may withdraw part of the net Cash Value using a Written Request, subject to the following rules.

●	Federal income taxes and a penalty tax may apply to partial withdrawals;

●	A partial withdrawal reduces the death benefit by at least the amount withdrawn;

●	Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either Death Benefit Option 1 or Death Benefit Option 2, a partial withdrawal will reduce both the Accumulated Value and the Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under Death Benefit Option 1, the Specified Amount is also reduced by the same amount, but the Specified Amount is not changed by a partial withdrawal under Death Benefit Option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender; and

●	We may deduct a processing fee for each partial withdrawal. We currently do not deduct this fee.

Transfers. Each Policy Year, you may make:

●	Accumulated Value transfers from the Subaccounts to other Subaccounts and to the Interest Bearing Account at any time; and

●	Accumulated Value transfers from the Interest Bearing Account only during the 30 day period beginning on and immediately following the Policy Anniversary. (We currently waive this restriction.)

A transfer from the Interest Bearing Account may be limited to 25% of the Interest Bearing Account. We may deduct a charge of $20 per transfer after the fourth transfer in a Policy Year. We currently waive this restriction. Transfer privileges are subject to restriction based on our Frequent Transfers Procedures.

Loans. Subject to certain conditions, you may borrow money from us using the Accumulated Value of your Policy as collateral. To secure the loan, we transfer an amount of your Accumulated Value equal to the loan from the Subaccounts and Interest Bearing Account to the Loan Account, until the loan is repaid. Accumulated Value in the Loan Account earns interest at the guaranteed minimum rate of 6% per year. We can charge you an interest rate of up to 8% per year on money that you borrow. Interest is accrued throughout the year and is payable at the end of each Policy Year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy Year. The interest rate charged on Loans is subject to change by us. You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as premiums. Outstanding loans and accrued interest are deducted from the death benefit to arrive at the Death Benefit Proceeds (the amount payable to the Beneficiary upon the Insured’s death). Loans may have adverse tax consequences.

Risk Summary

Investment Risk. If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that investment experience will be unfavorable and that your Accumulated Value will decrease. If you allocate Net Premiums or transfer Accumulated Value to the Interest Bearing Account, we credit your Accumulated Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

Because we continue to deduct charges from Accumulated Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional premium payments, then your Policy’s Cash Value may fall to zero. In that case, the Policy may Lapse. We do not guarantee any Accumulated Value you place in the Subaccounts. The value of each Subaccount may increase or decrease, depending on the investment experience of the corresponding Fund. You could lose some or all of your money.

However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Accumulated Value, through partial withdrawals and loans.

Inappropriate Frequent Transfers Risk. Frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers. In order to try to protect Owners and the Funds from potentially harmful trading activity, we have certain policies and procedures (“Frequent Transfers Procedures”).

Risk of Lapse. Certain circumstances will cause your Policy to enter a grace period during which you must make a sufficient premium payment to keep your Policy In Force:

●	If your Policy’s Accumulated Value on a Monthly Day is too low to cover the Monthly Deduction, and the minimum death benefit guarantee and the no-Lapse guarantee are not in effect, then the Policy will enter a 61-day grace period. If the Policy enters the grace period, we will mail a notice of termination to the Owner. A grace period of 61 days will begin on the date the notice is mailed.

●	Whenever your Policy enters a grace period if you do not make a sufficient premium payment before the grace period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. To avoid the Policy Lapsing at the end of the grace period, the Owner must: (1) pay Net Premium in an amount sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the grace period, or (2) if prior to the third Policy Anniversary, and no requested increase in Specified Amount was made, pay either the above amount or the amount needed to qualify for the no-Lapse guarantee. In addition to allowing the Policy to remain In Force, payment of the latter amount will reinstate the no-Lapse guarantee.

Deferred Sales Charge Risks. Deferred sales charges play a role in determining whether your Policy will Lapse. The deferred sales charges under this Policy are significant, especially in the early Policy Years. It is likely that you will receive no Cash Value if you surrender your Policy in the first few Policy Years. If you do not have the financial ability to keep your Policy In Force at the initial Specified Amount for a substantial period of time or you intend to surrender all or part of the Cash Value during the deferred sales charge period, you may be subject to significant deferred sales charges. This Policy is designed to meet long-term financial goals. This Policy is not suitable as a short-term investment.

Even if you do not surrender your Policy, deferred sales charges may still help determine whether your Policy will Lapse. Cash Value (that is, Accumulated Value minus any Deferred Charges and outstanding Loan Amount) is one measure we use to determine whether your Policy will enter a grace period, and possibly Lapse. A surrender may have adverse tax consequences.

Tax Risks. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Code. We anticipate that the Policy will generally be deemed a life insurance contract under federal income tax law, so that the Death Benefit Proceeds paid to the Beneficiary will not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy.

Depending on the total amount of premiums that you pay, your Policy may be treated as a modified endowment contract (“MEC”) under federal income tax laws. If a Policy is treated as a MEC, then partial withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner’s investment in the Policy. In addition, a 10% federal penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59½. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

Partial Withdrawal Risks. The Policy permits you to make a partial withdrawal, as long as the Specified Amount remaining after such withdrawal would not be less than $40,000 ($8,000 for issue ages 65 and over). A partial withdrawal reduces the Accumulated Value and Cash Value, so it increases the risk that the Policy will Lapse. It also increases the likelihood that either the minimum death benefit guarantee or the no-Lapse guarantee will not remain in effect.

A partial withdrawal also may have adverse tax consequences.

A partial withdrawal reduces the death benefit. If you selected the level death benefit (Option 1), then when you make a partial withdrawal, the Specified Amount is reduced by the amount of the withdrawal. If you selected the variable death benefit (Option 2), then when you make a partial withdrawal, the death benefit is reduced because the Accumulated Value is reduced.

Currently there are no limitations on partial withdrawals; however, we may limit the number of partial withdrawals to two per Policy Year.

Loan Risks. A Policy loan, whether or not repaid, affects Accumulated Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Interest Bearing Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 6.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates credited to the Interest Bearing Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Interest Bearing Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Interest Bearing Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate of 8.0%, compounded annually. A loan may have adverse tax consequences.

Policy Indebtedness reduces the Death Benefit Proceeds and net Cash Value by the amount of such indebtedness. As with partial withdrawals, loans reduce the Net Cash Value of your Policy and therefore increase the likelihood that the Policy will Lapse or that the minimum death benefit guarantee or the no-Lapse guarantee would not remain in effect.

Fund Risks. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus. Please refer to the Fund’s prospectus for more information.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third party administrators to perform their job responsibilities. Even if our workforce and employees of our service providers and third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing Contracts and processing of other Contract-related transactions, including orders from Owners. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our ability to receive, pickup and process mail, our processing of Contract-related transactions, impact our ability to calculate Contract Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your Contract due to a natural disaster or catastrophe.

Market Risk. The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. As of the date of this prospectus, the COVID-19 pandemic has led to significant volatility and negative returns in the financial markets. These market conditions have impacted the performance of the indexes to which the investment options are linked. If these market conditions continue, and depending on your individual circumstances (e.g., your selected investment options and the timing of any purchase, transfer, or withdrawal), you may experience (perhaps significant) negative returns under the contract. The duration of the COVID-19 pandemic, and the future impact that the pandemic may have on the financial markets and global economy, cannot be foreseen, however. You should consult with a financial professional about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the contract, such as purchasing the contract or making transfers or withdrawals, based on your individual circumstances.

Solvency Risk. The economic impacts of the COVID-19 pandemic have and may continue to negatively affect our results of operations as a result of, e.g., decreases in new sales, increases in expenses and liabilities, and losses on investments held in our general account. As of the date of this prospectus, we do not believe that the economic impacts of the COVID-19 pandemic have materially impacted our financial strength and claims-paying ability, and we continue to be subject to significant state solvency regulations that require us to reserve amounts to pay our contractual guarantees. Please see “Management's Discussion and Analysis of Financial Condition and Results of Operations,” “Risks Related to Our Industry,” and “Financial Statements” for additional financial information about the company and the state solvency regulations to which we are subject. You should understand, however, that the duration of the COVID-19 pandemic, and the future impact that the pandemic may have on the financial markets, the global economy, and our financial strength and claims-paying ability, cannot be predicted with certainty.

Fee Tables

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy value among the Subaccounts and the Interest Bearing Account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Premium Expense Charge (Taxes)	Upon receipt of each premium payment	0-3.5% of each premium payment, depending on the Insured’s state of residence	0-3.5% of each premium payment, depending on the Insured’s state of residence
Maximum Sales Charge Imposed on Premiums (Load)	Not applicable	None	None
Surrender Charge (Deferred Sales and Administrative Charge) [1] (Minimum and Maximum Charge)	Upon surrender or Lapse during the first 9 Policy Years, or during the first 9 Policy Years following an increase in Specified Amount	$0.87 - $42.31 per $1,000 of Specified Amount during the first Policy Year[2]	$0.87 - $42.31 per $1,000 of Specified Amount during the first Policy Year[2]
Charge for a male Insured, Attained Age 38, in the non-smoker rating class	Upon surrender or Lapse during the first 9 Policy Years, or during the first 9 Policy Years following an increase in Specified Amount	$8.95 per $1,000 of Specified Amount	$8.95 per $1,000 of Specified Amount
Accelerated Death Benefit Option	At the time the Accelerated Death Benefit is paid	$300	$300

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Partial Withdrawal Fee	Upon partial withdrawal	The lesser of: $25 per withdrawal, or 2% of the amount withdrawn	The lesser of: $25 per withdrawal, or 2% of the amount withdrawn (currently waived)
Specified Amount Increase Charge	Upon increase in Specified Amount[3]	$50 for each Specified Amount increase after the first in a Policy Year	$50 for each Specified Amount increase after the first in a Policy Year
Transfer Fee	Upon every transfer other than the first four transfers in a Policy Year	$20	None
Executive Benefits Plan Endorsement	Upon exercise during the first 2 Policy Years	$150	None
Duplicate Policy Fee	Upon request for a duplicate Policy	$30	$30 (currently waived)
Research Fee	Upon request for information that is duplicative of information previously provided to you and that requires extensive research	$50	$50

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

[1]	The contingent deferred sales and administrative charge varies based on the Insured’s Attained Age, gender, rating class, Policy Year, and Specified Amount (or increase in Specified Amount). The charge shown in the table may not be typical of the charges you will pay. Your Policy’s specifications page will indicate the charges for your Policy, and more detailed information concerning your charges is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured’s Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders you select.

[2]	The surrender charge decreases annually each year during the first 9 Policy Years or the first 9 years after an increase in Specified Amount. After the 9th year, there is no charge.

[3]	We do not assess a Specified Amount increase charge for the first increase in a Policy Year.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Annual Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Policy Fee	On Policy Issue Date and Monthly Days	$72[4,5]	$72[4,5]
Monthly Administrative Fee	On Policy Issue Date and monthly on Monthly Day, during Policy Years 1 – 10 or during the first 10 Policy Years following an increase in Specified Amount	$0.45 per $1,000 of Specified Amount or increase in specified amount[5]	$0.45 per $1,000 of Specified Amount or increase in specified amount [5]
Cost of Insurance[6] (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.68 – $311.27 per $1,000 of Net Amount at Risk[5]	$0.48 – $178.37 per $1,000 of Net Amount at Risk[5]
Charge for a male Insured, Attained Age 38 in the non-smoker rating class	On Policy Issue Date and Monthly Days	$2.07 per $1,000 of Net Amount of Risk[8]	$2.07 per $1,000 of Net Amount of Risk[8]
Mortality and Expense Risk Charge	Daily	0.90% of Variable Account Value	0.90% of Variable Account Value
Loan Interest Spread	On Policy Anniversary or earlier as applicable[7]	4.00%	2.00%
Rider Charges:[9]
Accidental Death Benefit Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.46 – $1.86 per $1,000 of Accidental Death Benefit[8]	$0.46 – $1.86 per $1,000 of Accidental Death Benefit[8]
Charge for a male Insured, Attained Age 33 in the non-smoker rating class.	On Policy Issue Date and Monthly Days	$0.68 per $1,000 of Accidental Death Benefit[10]	$0.68 per $1,000 of Accidental Death Benefit[10]
Children’s Insurance Rider	On Policy Issue Date Monthly Days	$9.00 per Unit of coverage[10]	$9.00 per Unit of coverage[10]
Guaranteed Insurability Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.87 - $2.07 per $1,000 of coverage[11]	$0.87 - $2.07 per $1,000 of coverage[11]
Charge for a male Insured, Issue Age 13, in the standard rating class	On Policy Issue Date Monthly Days	$1.18 per $1,000 of coverage[11]	$1.18 per $1,000 of coverage[11]
Automatic Increase Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.25 – $0.50 per $1,000 of annual increase[11]	$0.25 – $0.50 per $1,000 of annual increase[11]
Charge for a male non-smoker issue age 37	On Policy Issue Date and Monthly Days	$0.50 per $1,000 of annual increase[11]	$0.50 per $1,000 of annual increase[11]
Other Insured Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.68 – $311.27 per $1,000 of Net Amount at Risk plus $20[11]	$0.48 – $178.37 per $1,000 of Net Amount at Risk plus $20[11]

[4]	$36.00 for Issue Ages 0-19.

[5]	The annual amount is shown, 1/12th of this amount is deducted on each Monthly Day.

[6]	Cost of Insurance varies based on the Insured’s Attained Age, gender, rating class, Policy Year and Net Amount at Risk. The Cost of Insurance shown in the table may not be typical of the charges you will pay. Cost of Insurance rate changes will depend on the Company’s expectations as to future mortality experience. Your Policy’s specifications page will indicate the guaranteed Cost of Insurance charge for your Policy. More detailed information concerning your Cost of Insurance is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured’s Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders you select.

[7]	Loan interest must be paid in arrears on each Policy Anniversary, or, if earlier, on the date of loan repayments, Lapse, surrender, or the Insured’s death. The loan interest spread is the difference between the rate of interest we charge you for a loan and the amount of interest credits to your Loan Account.

[8]	The annual amount is shown 1/12th of this amount is deducted on each Monthly Day. We are no longer issuing new Accidental Death Benefit riders.

[9]	Charges for the Accidental Death Benefit Rider, Children’s Insurance Rider, Guaranteed Insurability Rider, Other Insured Rider, Term Insurance Rider, Disability Waiver of Monthly Deduction Rider, and Disability Waiver of Monthly Deduction and Premium Rider vary based on the Insured’s Attained Age, gender, and rating class, and may vary based on Policy Year, Specified Amount, and Net Amount at Risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy’s specifications page will indicate the rider charges for your Policy, and more detailed information concerning these rider charges is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured’s Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders that you select. We are not currently issuing new riders on any Policy.

[10]	The annual amount is shown 1/12th of this amount is deducted on each Monthly Day.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Annual Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Charge for a female Insured, Attained Age 36, in the non-smoker rating class	On Policy Issue Date and Monthly Days	$1.61 per $1,000 Net Amount at Risk plus $20[11]	$1.53 per $1,000 Net Amount at Risk plus $20[11]
Term Insurance Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.06 – $83.33 per $1,000 of coverage[11]	$0.06 – $83.33 per $1,000 of coverage[11]
Charge for a male Insured, Attained Age 37, in the non-smoker rating class	On Policy Issue Date and Monthly Days	$1.94 per $1,000 of Net Amount at Risk[11]	$1.23 per $1,000 of coverage[11]
Disability Waiver of Monthly Deductions Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	2.20% - 24.20% of Monthly Deductions[11]	2.20% - 24.20% of Monthly Deductions[11]
Charge for a male Insured, Attained Age 31, in the non-smoker rating class	On Policy Issue Date and Monthly Days	4.5% of Monthly Deductions[11]	4.5% of Monthly Deductions[11]
Disability Waiver of Premium and Monthly Deductions Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	2.20% - 24.20% of Monthly Deductions and 2.2% to 12.2% of premium to be waived	2.20% - 24.20% of Monthly Deductions and 2.2% to 12.2% of premium to be waived
Charge for a male Insured, Attained Age 33, in the non-smoker rating class	On Policy Issue Date and Monthly Days	4.5% of Monthly Deductions and 2.25% of premium to be waived	4.5% of Monthly Deductions and 2.25% of premium to be waived

[11]	The annual amount is shown, 1/12th of this amount is deducted on each Monthly Day.

The next table describes the lowest and highest total operating fees and expenses (before waiver or reimbursement) charged by any of the Funds during the fiscal year ended December 31, 2019. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Minimum	Maximum
Total Annual Fund Operating Expenses	0.15%	1.05%

In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund’s redemption fee. The redemption fee will be assessed against your Accumulated Value. For more information, please see each Fund’s prospectus.

CMFG LIFE INSURANCE COMPANY

CUNA Mutual Insurance Society is a stock insurance company that was originally organized in Wisconsin in 1935. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society effective on December 31, 2007. CUNA Mutual Insurance Society reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company on January 31, 2012.

We are one of the world’s largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

CUNA Brokerage Services, Inc. (“CBSI”) is our indirect wholly owned subsidiary.

As of December 31, 2019, we and our subsidiaries had approximately $24.6 billion in assets, and we had more than $58 billion of life insurance in force. The Company does not file reports under the Securities Exchange Act of 1934, as amended, in reliance on applicable regulation.

The Separate Account and the Funds

The Separate Account was established by CUNA Mutual Life Insurance Company on August 16, 1983. CUNA Mutual Life Insurance Company merged with us as of December 31, 2007. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account’s assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We may transfer to the General Account any assets of the Separate Account that are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for Mortality and Expense Charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act”). Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of us by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

We do not guarantee the investment experience of the Separate Account or of any Subaccount. Accumulated Value varies daily with the value of the assets under the Separate Account. The Death Benefit Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Benefit Proceeds payable upon the death of the Insured exceed the Accumulated Value, such amounts, like all other benefits payable under a Policy, are our general obligations and payable out of our General Account.

The outbreak of the novel strain of coronavirus in 2020, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. The Company has enacted its business interruption plans and is able to continue to operate effectively. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the effectiveness of the interventions put in place. It is currently not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Company in future periods.  Further, these uncertainties have the potential to negatively affect the risk of credit default for the issuers of debt securities held by the Company, requiring an additional credit loss allowance.  Additionally, the Company has reinsurance recoverable and assets on deposit balances that are not collateralized, and the Company retains the risk of loss in the event CMFG Life is unable to meet its obligations assumed under the reinsurance agreements. The Company believes the risk of non-collection (from its upstream parent) continues to be remote, but the impacts of the COVID-19 outbreak are not yet fully understood. The Company has a strong capital position, low leverage and high liquidity and expects to be able to address its ongoing obligations.

From time to time, the Funds may reorganize or merge with other mutual funds. If that occurs, we will process any instructions to allocate to the Subaccount investing in the merged fund post-merger instead to the Subaccount investing in the surviving fund.

Ultra Series Fund

Madison Asset Management, LLC serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Shares of the Ultra Series Fund are offered to CMFG Life Insurance Company’s separate accounts and qualified pension plans.

Core Bond Fund (Class I). This Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

Diversified Income Fund (Class I). This Fund seeks a high total return through the combination of income and capital appreciation.

Large Cap Value Fund (Class I). This Fund seeks long-term growth of capital with income as a secondary consideration.

Large Cap Growth Fund (Class I). This Fund seeks long-term capital appreciation.

Mid Cap Fund (Class I). This Fund seeks long-term capital appreciation.

T. Rowe Price International Series, Inc.

T. Rowe Price Associates, Inc. serves as the investment adviser and T. Rowe Price International Ltd. serves as the investment sub-adviser to the T. Rowe Price International Stock Portfolio.

T. Rowe Price International Stock Portfolio. This Fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

Vanguard® Variable Insurance Fund
The Vanguard Group, Inc. provides investment advisory services on an at-cost basis to the Portfolio.

Vanguard Variable Insurance Fund Money Market Portfolio. This Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.

More Information About the Funds

In addition to the Separate Account, the Funds may sell shares to separate accounts of other insurance companies to support variable annuity contracts and variable life insurance policies, or to certain pension and retirement plans qualifying under Section 401 of the Code.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds available under the Policy may be very similar to the investment objectives and policies of other Funds that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Funds available under the Policy may be lower or higher than the investment performance of these other (publicly available) Funds. There can be no assurance, and we make no representation, that the investment performance of any of the Funds available under the Policy will be comparable to the investment performance of any other Fund, even if the other Fund has the same investment adviser or manager, the same investment objectives and policies, and a very similar name. Please note that during extended periods of low interest rates, the yields of the Vanguard Variable Insurance Fund Money Market Subaccount may become extremely low and possibly negative.

To reduce service expenses, we intend to send only one copy of the fund’s reports per household regardless of the number of Owners at the household. However, any Owner may obtain additional reports upon Written Request.

Selection of the Funds

We select the Funds offered through the Policy, review them periodically, and may remove a Fund or limit its availability to new premiums and/or transfers of Accumulated Value if we determine the Fund no longer satisfies one or more of our selection criteria and/or if the Fund has not attracted significant allocations from Owners. We may consider various factors, including, but not limited to, asset class coverage, the investment objectives of a Fund, strength of an adviser’s or a sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.

We have entered into agreements with the investment advisers of several of the Funds under which the investment adviser pays us a servicing fee based upon an annual percentage of the average daily net assets invested by the Separate Account (and other of our separate accounts) in the Funds managed by that adviser. These percentages differ, and some advisers may pay us more than others. These fees are in consideration for administration services provided to the Funds by us. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

You should carefully consider the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ prospectuses contain this and other information. You can receive a current copy of a prospectus for each of the Funds by contacting us at our Mailing Address.

The Interest Bearing Account

The Interest Bearing Account is part of our General Account. We use General Account assets to support our insurance and annuity obligations other than those funded by various separate accounts. The Interest Bearing Account is not subject to the same laws as the Separate Account and the SEC has not reviewed material in this prospectus relating to the Interest Bearing Account. However, information relating to the Interest Bearing Account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure. Subject to applicable law, we have sole discretion over investment of the Interest Bearing Account’s assets. We bear the full investment risk for all assets contributed to the Interest Bearing Account. We guarantee that all Accumulated Value allocated to the Interest Bearing Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Interest Bearing Account is not available in New Jersey.

The Policy

The Policy

We no longer issue new Policies or new riders on any Policy. Please note that certain provisions of your Policy may be different than the general description in this Prospectus, and certain riders and options may not be available because of legal restrictions in your state. Contact us at our Mailing Address or see your Policy for specific variations since any such variations will be included in your Policy or in riders or endorsements attached to your Policy.

Flexibility of Premiums

The Policy provides for a schedule of planned annual premiums determined by you. You are not required, however, to pay premiums in accordance with the schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay premiums after the initial premium at any time while the Policy is In Force.

We will process additional Premium at the Accumulation Unit Value next determined after the request is received in Good Order at our Mailing Address. If we receive your Premium on a Valuation Day at our Mailing Address in Good Order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time), your Premium will be applied with that day’s Accumulation Unit Value.

If you want the no-Lapse guarantee to be in effect, you must make planned annual premium payments in an amount that, if paid each year for the first three Policy Years, will keep the no-Lapse guarantee in effect. The specifications page of your Policy indicates the minimum premium. If you want the minimum death benefit guarantee to be in effect so that the Policy will not Lapse during the later of the Insured’s Attained Age 65 or 10 years from the Issue Date, you must pay the Target Premium until the later of Attained Age 65 or 10 years from the Issue Date. The Target Premium is generally determined by dividing the minimum premium by 0.60, and is shown on the specifications page of your Policy.

If you do not choose to utilize the no-Lapse guarantee or minimum death benefit guarantee, the initial premium is at least one-twelfth (1/12) of the minimum premium. The minimum premium is the minimum annual amount that, if paid each year for the first three Policy Years, will keep the no-Lapse guarantee in effect for that time. The minimum initial premium for your Policy is shown on the Policy’s data page.

We may refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

We may refuse any Premium or part of a Premium that would increase the Face Amount by more than the amount of the Net Premium.

Allocation of Net Premiums

You determine what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. The minimum allocation is 1% of any Net Premium using whole percentages. If the initial premium is received before we issue the Policy, it is held in our General Account until the Issue Date. On the first Valuation Day following the Record Date, the Net Premium plus interest from the Issue Date, and less Monthly Deductions and amounts held in the Deferred Charges Account are allocated to the Subaccounts of the Separate Account and the Interest Bearing Account in the percentages established by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocations are changed by the Owner.

Lapse

Unless the no-Lapse Guarantee or minimum death benefit guarantee is in effect (see “Premiums to Prevent Lapse” below), if your Net Cash Value on any Monthly Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a grace period has begun under the Policy. The grace period will end 61 days after the date on which we must receive the payment. If sufficient Net Premium is not paid during the grace period, the Policy will Lapse without value. The Net Premium required to terminate the grace period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the grace period. If the Insured dies during the grace period, unpaid Monthly Deductions and any outstanding loan balance will be deducted from the Death Benefit Proceeds.

In general, the grace period under your Policy is 60 days and your Policy will lapse or terminate without value if you do not pay sufficient premium before the end of the grace period to keep your Policy inforce. However, if your Policy enters the grace period after March 1, 2020, the state in which your Policy was issued or delivered may require a longer grace period, allow for the deferral of premium payments or impose restrictions against Policy lapse or termination in recognition of financial challenges posed by the current public health (COVID-19) crisis. Some states may also impose restrictions against Policy lapse or termination during the COVID-19 crisis where the Policy entered the grace period prior to March 1, 2020. Additional extensions of your Policy's grace period, deferrals of premium payments and restrictions on Policy lapse may apply in the future but are not guaranteed. Please contact the Company at 1-800-798-5500 for further information.

Reinstatement

You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:

●	The Owner makes a Written Request to reinstate the Policy within five years after the Lapse.

●	The Insured meets our insurability requirements.

●	The Owner pays Net Premiums in an amount sufficient to increase the Net Cash Value to zero by the end of the grace period plus the anticipated amount of three monthly deductions and any loan interest due.

●	If Lapse occurs during the twelve months following the Issue Date or a Specified Amount increase, you pay an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on the date of reinstatement, computed as if the Lapse had not occurred.

●	You pay the amount of or reinstate any loan outstanding as of the date of Lapse.

A reinstatement becomes effective only after we approve it. We will reinstate Accumulated Value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on the date of Lapse or Deferred Charge on the date of reinstatement, computed as if the Policy had not Lapsed. After reinstatement, the Deferred Charges will be handled as if the Lapse had not occurred. Cost of Insurance rates following reinstatement, if approved, will be based upon the risk classification of the reinstated policy.

Premiums to Prevent Lapse

If your Policy meets the premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee. The guarantees described may vary by state.

a.	No-Lapse Guarantee: If at all times during the first three Policy Years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy Years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy Years, the no-Lapse guarantee is recalculated.

In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the monthly deduction, the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy Years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. We will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

b.	Minimum Death Benefit Guarantee: The minimum death benefit guarantee provides that we will pay a minimum amount of death benefit if, at all times, the sum of the premiums received to date, less all partial withdrawals and Policy loans, is at least equal to the monthly Target Premium multiplied by the number of months (plus one month) the Policy has been In Force. The Target Premium is stated on the specifications page of the Policy and is generally determined by dividing the minimum premium by 0.60. Thus, if the Owner pays a premium at least equal to the Target Premium each year, the Policy will remain In force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse. The monthly Target Premium is the Target Premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.

The Target Premium will be increased or decreased, as appropriate, when you request to increase or decrease the Specified Amount, change the Death Benefit Option, or add or delete riders.

If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. We will mail you notice of this loss, after which you will have 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60 day grace period, the minimum death benefit guarantee cannot be reinstated.

Where the minimum death benefit guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the monthly deduction during those first nine Policy Years. During those years, any Monthly Deduction remaining after amounts in the deferred Charges Account have been exhausted will be waived. In the 10th Policy Year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived.

Death Benefit Proceeds

Payment of Death Benefit Proceeds. When we receive satisfactory, written proof of the Insured’s death at our Mailing Address, we will pay the Death Benefit Proceeds to the Beneficiary. If no Beneficiary survives the Insured, we will pay the Death Benefit Proceeds to you, the owner, if living, or to your estate. The death benefit is paid when we have received Due Proof of Death and proof (in Good Order) of each beneficiary(ies) interest, which shall include the required documentation and proper instructions from each of the beneficiary(ies).

We will pay Death Benefit Proceeds payable to your estate in one sum. We will pay Death Benefit Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Benefit Proceeds due may only be applied under settlement options we consent to.

We pay interest on single sum Death Benefit Proceeds from the date we receive proof of death (or from the date of the Insured’s death, if required by law), until the date of payment. Interest is paid at an annual rate that we determine.

During the Insured’s lifetime, you may elect a settlement option for the payment of the Death Benefit Proceeds. To make such an election, we must receive (in Good Order) the written consent of all Irrevocable Beneficiaries and assignees. After the Insured’s death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy’s Maturity Date or date the Death Benefit Proceeds are due and payable.  For example, if the payment of Death Benefit Proceeds has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit Proceeds in a timely manner, the Death Benefit Proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit Proceeds if the Beneficiary steps forward to claim the Death Benefit Proceeds with the proper documentation.  To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing to our Mailing Address.

Death Benefit Options 1 and 2. You may select one of two Death Benefit Options. Your selection will affect the death benefit, the Monthly Deduction, and the Accumulated Value. Under either option, Death Benefit Proceeds are equal to the Face Amount on the date of death, plus any premiums received after the date of death, minus Indebtedness.

However, the Face Amount differs under the two Death Benefit Options. The Face Amount under option 1 is the greater of (a) the Specified Amount, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. The Face Amount under option 2 is the greater of (a) the Specified Amount plus the Policy’s Accumulated Value on the date of death, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Code for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B of the SAI. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

Change of Death Benefit Option

You may change the Death Benefit Option at any time by Written Request. Changing the Death Benefit Option may have tax consequences. A change becomes effective as of the first Monthly Processing Day after we receive a Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The written consent of all assignees and irrevocable beneficiaries must be obtained prior to the change. We may require evidence of insurability.

If option 1 is changed to option 2, the Specified Amount is reduced by the amount of the Policy value as of the effective date of the change. This change does not alter the amount of the Policy’s death benefit at the time of the change, but does affect how the death benefit is determined from that point on. The death benefit will vary with Policy value from that point on, unless the death benefit derived from application of the death benefit percentage factor applies. We may decline a change from Death Benefit Option 2 if the resulting Specified Amount would be less than $50,000 ($10,000 for Issue Ages 65 and over).

If option 2 is changed to option 1, the Specified Amount is increased by the amount of the Policy value as the effective date of the change. This change does not alter the amount of the Policy’s death benefit at the time of the change, but does affect the determination of the death benefit from that point on. The death benefit as of the date of the change becomes the new Specified Amount and remains at that level, unless the death benefit derived from application of the death benefit percentage factor applies.

Your insurance goals should determine the appropriate Death Benefit Option. If you prefer to have favorable investment results and additional Net Premiums reflected in the form of an increased death benefit, you should choose Death Benefit Option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional Net Premiums reflected to the maximum extent in increasing Cash Value, you should choose Death Benefit Option 1.

A change of Death Benefit Option may also change the Cost of Insurance for the duration of the Policy. Though the Cost of Insurance rate is the same under both options, the Net Amount at Risk varies inversely with Policy value under option 1, but is constant under option 2, unless the death benefit derived from application of the death benefit percentage factor applies.

A change of Death Benefit Option may have tax consequences. You should consult a tax advisor before changing the Death Benefit Option.

Accelerated Benefit Option

If you elect to receive an accelerated payment of the death benefit and provide us with satisfactory evidence that the Insured is terminally ill, we will advance up to 50% of a Policy’s eligible death benefit subject to a $250,000 maximum per Insured. Terminal illness is a non-correctable medical condition in which the Insured’s life expectancy is no more than twelve months. The eligible death benefit is the death benefit calculated without including Accumulated Value. We assess an administrative charge (of no more than $300) for an accelerated payment of the death benefit and deduct interest on the amount paid. As a result, the Death Benefit Proceeds payable to the Beneficiary upon the death of the Insured is reduced by an amount greater than the amount you receive as an accelerated benefit.

In order to be considered eligible, the coverage must:

1)	be In Force other than as extended term insurance; and

2)	have more than two years until its maturity or expiration date, from the date written notification to exercise this benefit is received by us at our Mailing Address.

The accelerated benefit option is not available in all states and may vary by state. The tax consequences of accelerated benefits are uncertain and you should consult a tax advisor before exercising this option.

Change of Specified Amount

A Written Request is needed to change the Specified Amount. Changing the Specified Amount is currently allowed at any time. We may discontinue our current practice of allowing a change in Specified Amount during the first Policy Year. Changing the Specified Amount may have tax consequences. You should consult a tax advisor before changing the specified amount. If more than one increase is requested in a Policy Year, we may charge $50 for each increase after the first. Changes are subject to the following conditions.

Decreases. We may require that the Specified Amount after any decrease be at least $50,000 ($10,000 for Issue Ages 65 and over). The decrease is effective as of the Monthly Processing Day coincident with or next following the day the request is received by us at our Mailing Address. The effective date of the decrease will be shown on an endorsement to the Policy. For purposes of determining the Cost of Insurance, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they became effective. A decrease does not result in reduced Deferred Charges.

Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The increase is effective as of the first Monthly Processing Day after we receive the Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase.

The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).

Because the Deferred Charges are a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable Deferred Charge. No additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from Death Benefit Option 2 to Death Benefit Option 1.

Likewise, because the Administrative Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing Administrative Charge. As with the Deferred Charges, an increase resulting from a change in death benefit death option 2 to option 1 does not result in an increase in the Administrative Charge.

We may require for a Specified Amount increase, the payment of additional premiums in an amount equal to the initial premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase.

The rating class assigned to an increase in Specified Amount may result in the use of a Cost of Insurance rate different than the Cost of Insurance rate charged on the original Specified Amount.

Policy Values

Accumulated Value. The Accumulated Value is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of our General Account into which is transferred an amount equal to any Policy loans. The Deferred Charges Account is part of our General Account in which Policy values are held in support of the deferred sales and administrative charges.

Accumulated Value increases whenever:

●	Investment gains occur in any Subaccount.

●	Interest is credited to the Policy for amounts held in the Interest Bearing Account.

●	Interest is credited to the Policy for any loan amounts held in the Loan Account.

●	Additional Net Premiums are paid.

●	Policy dividends are paid into the Subaccounts or Interest Bearing Account.

Accumulated Value decreases whenever:

●	Investment losses occur in any Subaccount.

●	Monthly Deduction or service fees are paid.

●	A partial withdrawal is made.

●	Net Cash Value is reduced by the amount of the transfer charge.

Accumulated Value is unaffected when:

●	A Policy loan is either disbursed or repaid.

●	Accumulated Value is transferred between any Subaccount or Interest Bearing Account and the Loan Account, between Subaccounts or between the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).

Accumulated Value is determined as of the end of each Valuation Period by adding the value attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account.

Accumulated Value in an Interest Bearing Account. As of the end of any Valuation Period, a Policy’s value in the Interest Bearing Account is equal to:

●	aggregate Net Premium allocated to the Interest Bearing Account; plus

●	Accumulated Value transferred to the Interest Bearing Account; plus

●	interest credited to the Interest Bearing Account; minus

●	any partial withdrawals (including any applicable surrender charges deducted); minus

●	any transfers of Accumulated Value from the Interest Bearing Account (including any transfer fees); minus

●	the aggregated portion of monthly deductions made from the Interest Bearing Account; less

●	the Interest Bearing Account’s portion of any Increase of Specified Amount Charge.

Accumulated Value in the Subaccounts. Accumulated Value in a Subaccount reflects the investment experience of that Subaccount and the Accumulated Value in all Subaccounts reflects the weighted investment experience of those Subaccounts.

The Accumulated Value in any Subaccount as of the Policy Issue Date is equal to the amount of the initial Net Premium allocated to that Subaccount. For subsequent Valuation Periods, the Accumulated Value in the Subaccount is equal to that part of any Net Premium allocated to and any Accumulated Value transferred to the Subaccount during the Valuation Period, adjusted by dividends, realized and unrealized net capital gains and losses during the Valuation Period, and decreased by partial withdrawals (including any applicable surrender charges) from the Subaccount during the Valuation Period and by any transfers of Accumulated Value (including any transfer fees) from the Subaccount during the Valuation Period. Net Premiums allocated to a Subaccount and Accumulated Value transferred to a Subaccount are converted into Units. For each such allocation or transfer, the number of Units of a Subaccount credited to a Policy is determined by dividing the dollar amount of the allocation or transfer directed to the Subaccount by the value of the Subaccount’s Unit for the Valuation Period during which the allocation or transfer is made. Therefore, Net Premium allocated to or Accumulated Value transferred to a Subaccount increases the number of the Subaccount’s Units credited to the Policy as of the end of the Valuation Period for which they are credited.

Certain events reduce the number of Units of a Subaccount credited to a Policy. Partial withdrawals or transfers of Accumulated Value from a Subaccount result in the cancellation of an appropriate number of Units of that Subaccount, as do: (1) surrender of the Policy, (2) payment of the Death Benefit Proceeds, and (3) the deduction of that Subaccount’s share of the monthly deduction or any applicable Increase of Specified Amount Charge. Units are redeemed as of the end of the Valuation Period during which the transaction is executed or we receive notice regarding the event.

The value of a Unit for a Subaccount is calculated for each Valuation Period subtracting (2) from (1) and dividing the result by (3) where:

(1) is	(a) the net assets of the Subaccount as of the end of the Valuation Period; (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

(2) is	a daily factor representing the mortality and expense risk charge multiplied by the number of days in the Valuation Period.

(3) is	the number of Units outstanding as of the end of the Valuation Period.

The Unit Value may increase or decrease from one Valuation Period to the next and varies between Subaccounts.

Transfer of Values

You may make the following transfers of Accumulated Value: (1) between Subaccounts; (2) from a Subaccount to the Interest Bearing Account; and (3) from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary (we are currently waiving this restriction). The first four transfers in a Policy Year are free. We may charge $20 for the fifth and each additional transfer in a Policy Year. We currently waive this fee. All transfer requests received as of the same Valuation Day are treated as one transfer for the purposes of assessing the transfer fee. A transfer from the Interest Bearing Account may be limited to 25% of the Interest Bearing Account. We may deduct a charge of $20 per transfer after the fourth transfer in a Policy Year. We currently waive this restriction. Transfer privileges are subject to restriction based on our Frequent Transfers Procedures.

A request to transfer Subaccount Values to other Subaccounts and/or Interest Bearing Account or from Interest Bearing Account to one or more Subaccounts which is received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will take effect as of the day it is received. Transfer requests received after that time are processed as the following Valuation Day.

We may restrict the ability to transfer Policy value among Subaccounts and/or the Interest Bearing Account if we believe such action is necessary to maintain the tax status of the Policies. Transfers can be made by Written Request.

Additional Transfer Limitations

Frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers. In order to try to protect Owners and the Funds from potentially harmful trading activity, we have adopted Frequent Transfers Procedures.

Detection. We employ various means in an attempt to detect, deter, and prevent inappropriate frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. We may vary the Frequent Transfers Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, we will apply the Frequent Transfers Procedures, including any variance in the Frequent Transfers Procedures by Subaccount, uniformly to all Owners. We also coordinate with the Funds to identify potentially inappropriate frequent trading, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Frequent Transfers Procedures.

Please note that despite our best efforts, we may not be able to detect nor stop all harmful transfers.

Deterrence. If we determine under the Frequent Transfers Procedures that an Owner has engaged in inappropriate frequent transfers, we notify such Owner that from that date forward, for three months from the date we mail the notification letter, transfer privileges for the fund(s) in which inappropriate transfers were made will be revoked. Second time offenders will be permanently restricted from selling or buying into the fund(s).

In our sole discretion, we may revise the Frequent Transfers Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on Owners who make inappropriate frequent transfers (such as dollars or percentage limits on transfers). We also may, to the extent permitted by applicable law, implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also may defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Funds. You should be aware that we are contractually obligated to prohibit purchases and transfers or redemptions of Fund shares at the Fund’s request.

We currently do not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our policies in deterring inappropriate frequent transfers or other disruptive transfers and in preventing or limiting harm from such transfers.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Frequent Transfers Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Frequent Transfers Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to inappropriate frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage inappropriate frequent transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Frequent Transfers Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in inappropriate frequent transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

You should be aware that we are required to provide to a Fund or its designee, promptly upon request, certain information about the transfer activity of individual Owners and, if requested by the Fund, to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating the frequent trading policies established for that Fund.

Change of Allocations

You may request a change in the allocation of future Net Premiums by Written Request. You may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account by Written Request. Any allocation to, or withdrawal from, a Subaccount or Interest Bearing Account must be at least 1% of Net Premiums and only whole percentages are allowed.

A Written Request to change allocation of premiums will be effective for the first premium payment on or following the date the request for change is received by us (in Good Order) at our Mailing Address. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received by us at our Mailing Address.

Dollar-Cost Averaging

If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly basis) specified dollar amounts from the Vanguard Variable Insurance Fund Money Market Subaccount to other Subaccounts. The fixed dollar amount will purchase more accumulation units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per accumulation unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in the Vanguard Variable Insurance Fund Money Market Subaccount, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages.

Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Accumulated Value in the Vanguard Variable Insurance Fund Money Market Subaccount is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Accumulated Value in the Vanguard Variable Insurance Fund Money Market Subaccount has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the four free transfers in a Policy Year. We may discontinue offering dollar-cost averaging at any time and for any reason. We may discontinue offering automatic transfers at any time for any reason.

Surrender and Partial Withdrawals

You may, by Written Request, make surrenders under your Policy, subject to obtaining the prior written consent of all assignees or irrevocable Beneficiaries. You may, by Written Request, make partial withdrawals under your Policy, subject to obtaining the prior written consent of all assignees or irrevocable Beneficiaries. A surrender or partial withdrawal of the Policy will take effect as of the day the Written Request is received, if received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) at our Mailing Address. Any requests after the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will be processed as of the next Valuation Day. Payments generally are made within seven days of the effective date unless a suspension of payments is in effect. Surrenders and partial withdrawals may have adverse tax consequences. For information on possible tax effects of surrenders and partial withdrawals, see Tax Treatment of Policy Benefits.

Policy Surrender. You may surrender the Policy for its Net Cash Value in which case we may require the return of the Policy. We will determine the Net Cash Value as of the end of the Valuation Period during which the surrender date occurs. The Policy and all insurance terminate upon surrender.

Partial Withdrawals. You may take a portion of your Policy’s Net Cash as a partial withdrawal. A partial withdrawal may have adverse tax consequences. An amount up to the Net Cash Value, less one or two months of insurance charges, may be taken as a partial withdrawal. You may specify the allocation percentages among the Subaccount(s) and Interest Bearing Account from which the partial withdrawal is to be made. We will not deduct any contingent deferred sales or administrative charges in the case of a partial withdrawal, but may apply a service charge against the amount withdrawn equal to the lesser of $25 or 2% of that amount. If no specification is made, we will withdraw the amount from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are deducted. If there is insufficient Accumulated Value to follow these percentages, the partial withdrawal amount will be withdrawn on a pro rata basis based on the Accumulated Value in the Subaccounts and Interest Bearing Account. The partial withdrawal fee is deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis, unless otherwise directed by the Owner. We currently waive the partial withdrawal fee.

No partial withdrawal will be allowed if the Specified Amount remaining under the Policy would be less than $40,000 ($8,000 if Issue Age is 65 and over).

Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either Death Benefit Option, a partial withdrawal will reduce both the Accumulated Value and Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under Death Benefit Option 1, the Specified Amount is also reduced by the same amount. The Specified Amount is not changed by a partial withdrawal under Death Benefit Option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.

Maturity

The Policy matures on the Policy Anniversary following the Insured’s 95th birthday. Coverage under the Policy ceases on that date and you will receive maturity proceeds equal to the Net Cash Value as of that date.

Payment of Proceeds/Settlement Options

There are several options for receiving Death Benefit Proceeds, surrender proceeds, and maturity proceeds, other than in a lump sum. None of these options vary based upon the performance of the Separate Account. Proceeds payable to other than a natural person will be applied only under settlement options agreed to by us. For more information concerning the options listed below, please contact us at our Mailing Address. The available settlement options are as follows:

●	Interest Option

●	Installment Option

●	Life Income – Guaranteed Period Certain

●	Joint and Survivor Life

In lieu of one of the above options, the Death Benefit Proceeds may be applied to any other settlement option we make available.

Suspension of Payments

For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, or take a Policy loan when:

1.	The New York Stock Exchange is closed other than for customary weekend and holiday closings.

2.	During periods when trading on the Exchange is restricted as determined by the SEC.

3.	During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

4.	During any other period permitted or required by order of the SEC for the protection of investors.

Pursuant to SEC rules, if the Vanguard Variable Insurance Fund Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Vanguard Variable Insurance Fund Money Market Subaccount until the Fund is liquidated.

In addition, pursuant to SEC rules, if the Vanguard Variable Insurance Fund Money Market Subaccount suspends the payment of redemption proceeds in connection with the implementation of liquidity gates by the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Vanguard Variable Insurance Fund Money Market Subaccount until the removal of such liquidity gates.

If, pursuant to SEC rules, the Vanguard Variable Insurance Fund Money Market Subaccount decides to impose a liquidity fee on redemptions from the Subaccount, we will assess the liquidity fee against Contract Value you withdraw or transfer from the Vanguard Variable Insurance Fund Money Market Subaccount.

To the extent values are allocated to the Interest Bearing Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of receipt, in Good Order, of the surrender or loan request, unless state law requires exception to the period of deferment. Death Benefit Proceeds may be deferred for up to 60 days from the date we receive (in Good Order) proof of death. If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Policy Loans

General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 80% (90% for Virginia residents) of the Cash Value of the Policy as of the date of the loan. You must obtain the written consent of all assignees and Irrevocable Beneficiaries before the loan is made. The Policy will be the sole security for the loan.

The loan date is the date a written loan request containing the necessary signatures is received by us, in Good Order, at our Mailing Address. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payments is in effect.

Interest. We charge interest on amounts that you borrow. The interest rate charged is 8% and is an effective annual rate compounded annually on the Policy Anniversary. This rate is subject to change by us. Interest accrues on a daily basis from the loan date. Interest is due and payable at the end of each Policy Year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.

We credit Loan Account with interest at a minimum guaranteed rate of at least 4%. On each Policy Anniversary, interest earned on amounts in the Loan Account since the preceding Policy Anniversary is transferred to the Subaccounts and the Interest Bearing Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

Loan Collateral. To secure a Policy loan to you, we withdraw an amount equal to the loan out of the Subaccounts and the Interest Bearing Account and transfer this amount into the Loan Account to be held there until the loan is repaid. You may specify how this transferred Accumulated Value is allocated among the Subaccounts and the Interest Bearing Account If you do not specify the allocation, we make the allocation in the based on the proportion that Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If you make a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as you have specified, we will withdraw the loan amount from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Loan Repayment. Any Indebtedness may be repaid at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as premiums. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and the Interest Bearing Account in the same manner as premiums are allocated.

Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the death benefit and Accumulated Values because the investment results of the Subaccounts and current interest rates credited on Interest Bearing Account value do not apply to Accumulated Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Accumulated Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Interest Bearing Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Cash Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax. See “Federal Income Tax Considerations,” for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a modified endowment contract (“MEC”), loans may be currently taxable and subject to a 10% federal penalty tax.

Cyber Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, CBSI, the underlying Funds, and intermediaries may adversely affect us and your Cash Value. For instance, cyber-attacks may interfere with our processing of Policy transactions, including processing orders with the underlying Funds, impact our ability to calculate Policy values, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject us and/or CBSI and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the underlying Funds or CBSI will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Charges and Deductions

Premium Expense Charge

We deduct from premiums for Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the specifications page of your Policy.

Monthly Deduction

The Monthly Deduction due on each Monthly Day will be the sum of:

•	the Cost of Insurance for that month; plus

•	the monthly Policy fee; plus

•	the monthly administrative fee; plus

•	the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is allocated to the subaccounts and interest bearing account values prescribed by the Owner and is collected by liquidating the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the second through ninth Policy Years, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction. The excess amount will include interest earned in the account and, when the Monthly Day falls on a Policy Anniversary, the amount released from the Deferred Charges Account.

On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-Lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, we will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been exhausted.

In the 10th Policy Year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by us if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 1% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Cost of Insurance

This charge compensates us for the expense of underwriting the Face Amount. We determine a Cost of Insurance (“COI”) rate on each Monthly Day. The COI rate for the Policy is determined by certain factors including, but not limited to, the Insured’s Attained Age, gender, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled Unisex Policies.) Attained Age means Age on the most recent Policy Anniversary. COI rate charges depend on our expectations as to future mortality experience. The monthly COI rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, we may charge less than these rates. While not guaranteeing to do so, we intend to charge less than the guaranteed maximum insurance rates after the 10th Policy Year. The guaranteed maximum insurance rates for each attained age are based on the 1980 CSO Mortality Tables, Age last birthday.

The COI is determined by multiplying the COI rate by the Net Amount at Risk for a Policy. Under Death Benefit Option 2, the Net Amount at Risk is always the Specified Amount. Under Death Benefit Option 1, the Net Amount at Risk is the Specified Amount less the Accumulated Value. Therefore, under Death Benefit Option 1, all of the factors that affect Accumulated Value affect the Net Amount at Risk. For a Policy where there has been an increase in the Specified Amount, there is a Net Amount at Risk associated with the initial Specified Amount and a Net Amount at Risk associated with the increase. The COI rate applicable to the initial Specified Amount is usually less than that for the increase. Likewise, the Net Amount at Risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the Net Amount at Risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Accumulated Value is first used to offset the initial Specified Amount, and any Accumulated Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

Monthly Policy Fee

The monthly Policy fee is a fee we charge to compensate us for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

Monthly Administrative Fee

We assess an administrative fee of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse us for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. The fee will not be decreased in the event of a Specified Amount decrease. This fee is charged only during the first 10 Policy Years of the Policy or, on an increase in Specified Amount, during the first 10 Policy Years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies.

Cost of Additional Benefits

The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.

Mortality and Expense Risk Charge

We deduct daily a mortality and expense risk charge of .00002466% of the Policy’s Net Asset Value in the Separate Account (and the Policy’s Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to 0.9% of the daily value of the net assets of the Separate Account (and the value in the General Account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by us is that the actual expense to us of administrating the Policy will exceed what we expected when setting the other charges under the Policy. Please note that the mortality and expense risk may generate profits. We may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Policies and distribution expenses of the Policies or for any other corporate purpose.

Contingent Deferred Sales and Administrative Charges

To reimburse us for sales expenses and Policy issue expenses, including but not limited to registered representatives’ commissions, advertising, sales materials, training allowances, and preparation of prospectuses, we deduct contingent deferred sales and administrative charges from the proceeds in the event of a complete surrender of the Policy during the first ten years or the first ten years following an increase in the Specified Amount. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy Years 2 through 9 (or the same number of years following an increase in Specified Amount) is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the Policy, including but not limited to representatives’ commissions, advertising, sales materials, training allowances, and preparation of prospectuses. In no instance will the charge exceed 30% of the lesser of premiums paid or the “guideline annual premium.” The “guideline annual premium” is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy In Force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return. If you would like to obtain the guideline annual premium specific to your contract, please contact us at our Mailing Address.

The Deferred Charges vary by the Age of Insured, gender, and smoking status and are shown on the specifications page of your Policy. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix A in the SAI.

We use the contingent deferred sales and administrative charge to recover the first-year costs of underwriting and issuing the Policy. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy Years. We will not deduct any Deferred Charges from the proceeds in the event of a partial withdrawal of the Policy. The Deferred Charges generally build up monthly during the first Policy Year in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy Year is:

Beginning Policy Year	Percentage of Deferred Charges Remaining
2 3 4 5 6 7 8 9 10+	95% 90% 85% 75% 65% 50% 35% 20% 0%

At the time the Policy is issued, the first month’s portion of the Deferred Charges is placed in a non-segregated portion of our General Account, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with us crediting additional interest, at our option, from time to time. At the next Monthly Day, taking into account the interest earned, we will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

We will do the same for each month of the first Policy Year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy Year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in subsequent years. The transfers will continue until the Deferred Charges equal premiums required in the first year to completely fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

We will release on the first Monthly Day of the second Policy Year the amount in the Deferred Charges Account in excess of 95% of the first Policy Year Deferred Charges, taking into account the interest earned. This process continues each Policy Year until the 10th Policy Year or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. We will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:

•	to pay surrender charges upon full surrender of the Policy;

•	to release amounts back to the Separate Account and/or Interest Bearing Account on the second through ninth Policy Anniversaries; and

•	to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-Lapse guarantee or minimum death benefit guarantee is in effect.

In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy Year, additional amounts will be transferred to the Deferred Charges Account. This process of using Deferred Charges to pay the Monthly Deduction will continue every Monthly Day that: (1) there is insufficient Net Cash Value to pay the Monthly Deduction; and (2) the no-Lapse guarantee or minimum death benefit guarantee are in effect; and (3) the Policy is not beyond the ninth Policy Year.

Partial Withdrawal Fee

If a partial withdrawal is made, we will not deduct any contingent deferred sales or administrative charges, but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial withdrawal. These fees are currently waived by us.

Transfer Fee

An Owner may transfer a Policy’s Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, we allow four transfers in each Policy Year without charge. After four transfers in any given Policy Year, we may deduct $20 per transfer from the amount transferred. These fees are currently waived by us.

Federal and State Income Taxes

Other than premium expense charge, no charges are currently made against the Separate Account and/or Interest Bearing Account for federal or state income taxes. In the event we determine that any such taxes will be imposed, we may make deductions from the Separate Account and/or Interest Bearing Account to pay such taxes.

Duplicate Policy Charge

You can obtain a summary of your policy at no charge. There will be a $30 charge for a duplicate policy. This fee is currently being waived.

Change of Specified Amount Charge

We will assess a $50 charge for each change in Specified Amount after the first in a Policy Year. This charge compensates us for administrative expenses associated with underwriting the increase in Specified Amount. We currently intend to waive certain fees as stated above. We, however, may reinstate the fees and charges in the future.

Research Fee

We may charge you up to $50 per request when you request information that is duplicative of information previously provided to you and that requires extensive research.

Fund Expenses

Expense of the Funds, including fees and charges, are discussed in the Funds’ prospectuses and in their statements of additional information available by writing to us at our Mailing Address.

Please note that the Funds and their investment adviser are affiliated with us. In addition, as discussed under “Contingent Deferred Sales and Administrative Charges” above, the Funds pay us for performing certain administrative services.

Additional Information

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and the cost of Policy benefits through the fees and charges imposed under the Policies. See “Distribution of Policies” for more information.

Other Policy Benefits and Provisions

Issue Date

The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application or the application is approved other than as applied for, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.

Owner, Beneficiary

You are the person who purchases the Policy and is named in the application. You may not be the Insured. You may name one or more Beneficiaries in the application. Beneficiaries may be primary or contingent. If no primary Beneficiary survives the Insured, payment is made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Benefit Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.

You may change the Beneficiary while the Insured is living. The written consent of all Irrevocable Beneficiaries must be obtained before such a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

Right-to-Examine Period

The Owner may cancel the Policy before the latest of the following three events:

●	45 days after the date of the application;

●	20 days after we have personally delivered or have sent the Policy and a Notice of Right of Withdrawal to the Owner by first class mail; or,

●	20 days after the Owner receives the Policy.

To cancel the Policy, the Owner must mail or deliver a Written Request to cancel (in Good Order) to the representative who sold it or to us at our Mailing Address. Unless prohibited by state law, the refund will include:

●	All charges for state taxes deducted from premiums; plus

●	Total amount of Monthly Deductions; plus

●	Any other charges taken from the Accumulated Value; plus

●	The Accumulated Value on the date we received the Written Request to cancel the Policy in Good Order; minus

●	Any Policy Indebtedness.

If required by state law, the refund amount will be equal to the total of all premiums paid for the policy. We may require that you return the Policy. If you cancel your Contract by exercising your Right to Examine and attempt to purchase a substantially similar Contract the Company may refuse to issue the second Contract.

Paid-up Insurance

The Policy may be exchanged, in whole or in part, for a paid-up whole life policy at any time prior to attained age 86, if the following conditions are met:

A.	The Owner makes a Written Request for this Policy change;

B.	The Policy is one we are then issuing for the Insured’s age and premium class;

C.	The Policy is subject to our normal underwriting rules;

D.	There is compliance with any other conditions determined by us; and

E.	Any indebtedness not repaid at the time of the change will be continued as a loan against the paid-up policy.

Transfer of Ownership

The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The Written Request must be in writing and filed (in Good Order) at our Mailing Address. The transfer will take effect as of the date the Written Request was signed. We may require that the Policy be sent in for endorsement to show the transfer of ownership.

We are not responsible for the validity or effect of any transfer of ownership. We will not be responsible for any payment or other action we have taken before having received Written Request for the transfer, in Good Order. A transfer of ownership may have tax consequences. Consult a tax adviser before transferring ownership of the Policy.

Addition, Deletion, or Substitution of Investments

We may make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy’s interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

We also may establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in our sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of Owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

Voting Rights

We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which we have not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which we have received instructions. This means that a small number of Owners may control the outcome of the vote. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that we are allowed to vote the shares in our own right, we may elect to do so.

You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund’s shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the Funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

We may, when required by state insurance regulatory authorities, vote shares of a Fund without regard to voting instructions from Owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Fund, or investment objectives of a Fund, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may, under certain circumstances, vote shares of a Fund without regard to voting instructions from Owners in favor of changes initiated by Owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a Fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

Distribution of THE Policy

We no longer issue new Policies. CBSI serves as principal underwriter for the Policy. CBSI is a Wisconsin corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is our indirect, wholly owned subsidiary, and is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. CBSI services Owners through its registered representatives. CBSI also may enter into selling agreements with other broker-dealers (“selling firms”) and compensate them for their services. Registered representatives of CBSI and of other selling firms are appointed as our insurance agents.

Compensation Arrangements For CBSI and Its Sales Personnel

We pay commissions to CBSI for the sale of the Policies by its registered representatives in the amount of: 116.22% of Premiums up to the Minimum Premium and 8.15% of Excess Premiums above that amount paid in the first Policy Year; and 5.00% of Premium in Policy Years 2 through 10. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year. The investment adviser for, or another affiliate of one or more of the Funds also may, from time to time, make payments to CBSI for services.

CBSI pays its registered representatives a portion of the commissions received for their sales of Policies. Registered Representatives may also be eligible for various cash benefits, such as insurance benefits, bonuses and financing arrangements, and non-cash compensation items that we may provide jointly with CBSI. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. CBSI’s registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Arrangements For Selling Firms and Their Sales Personnel

We pay commissions to selling firms for sales of the Policies by their registered representatives in the amount of: 105% of Premiums up to the Minimum Premium and 7.3% of Excess Premiums above that amount paid in the first Policy Year; and 5.0% of Premium in Policy Years 2 through 10. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year.

Selling firms pay their registered representatives a portion of the commissions received for their sales of Policies. We and/or CBSI may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, including increased access to their registered representatives, (2) costs associated with sales conferences and educational seminars for their registered representatives, and (3) other expenses incurred by them. We and/or CBSI may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy Year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy Year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. These programs also may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Source of Compensation

Commissions and other incentives or payments described above are not charged directly to Owners or to the Separate Account. We recoup commissions and other sales expenses through fees and charges deducted under the Policy.

Riders and Endorsements

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We are not currently issuing new riders on any Policy.

Children’s Insurance

The rider provides level term insurance to children of the Insured up to the earlier of age 23 of the child or age 65 of the Insured. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies prior to the termination of this rider, the coverage on each child becomes paid-up term insurance to Age 23. On the policy anniversary following each Insured child’s 23rd birthday or at age 65 of the Insured, if sooner, each child may convert this rider to a new policy without evidence of insurability.

Guaranteed Insurability

This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard risks. It may be issued until the Policy Anniversary following the Insured’s 37th birthday.

Accidental Death Benefit

This rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the accidental death benefit is payable to Age 70.

Automatic Increase

This rider provides for automatic increases in the Policy’s Specified Amount on each Policy Anniversary without evidence of insurability. This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured’s 55th birthday. A tax adviser should be consulted to determine whether the automatic increases provided by this rider could cause the Owner’s Policy to become a Modified Endowment Contract.

Other Insured

This rider provides level term insurance. The “other Insured” could be the Insured or could be another person within the immediate family of the Insured. The death benefit expires on the “other Insured’s” 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured’s 65th birthday.

Term Insurance

This rider is available only on Policies with a face value of at least $250,000. It is available only on the primary Insured. The rider is convertible to Age 75. The death benefit expires on the Insured’s 95th birthday or upon termination of the Policy.

Disability Waiver of Monthly Deductions

This rider provides that, during the Insured’s total disability, we will waive Monthly Deductions for administrative and life insurance costs. The rider may be issued until the Policy Anniversary following the Insured’s 55th birthday. It may be renewed until the Policy Anniversary following the Insured’s 65th birthday.

Disability Benefit Waiver of Premium and Monthly Deduction

Like the rider just described, this rider provides that, during the Insured’s total disability, we will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that we will contribute additional premium. The amount of additional premium we will contribute will be shown on the specifications page for the rider. The maximum amount we will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured’s 55th birthday. It may be renewed until the Policy Anniversary following the Insured’s 65th birthday at which time the rider terminates.

Executive Benefits Plan Endorsement

This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the deferred charges on the policy to which it is attached subject to the following conditions:

1.	the Policy is surrendered and the proceeds are used to fund a new policy provided through CMFG Life Insurance Company or an affiliate;

2.	the Policy is owned by a business or trust;

3.	the new Policy is owned by the same entity;

4.	the Insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);

5.	the Insured under the new Policy is also a selected manager or highly compensated employee;

6.	we receive an application for the new Policy (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two Policy Years, we may charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

Federal Income Tax Considerations

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard rating class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we may restrict Policy transactions in order to do so.

In certain circumstances, owners of variable universal life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. While we believe that the Policies do not give you investment control over Separate Account assets, we may modify the Policies as necessary to prevent you from being treated as the Owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Accounts be “adequately diversified” in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy generally will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the Beneficiary.

Generally, you will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.

Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general, a policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments. A Policy received in a tax-free exchange for a Modified Endowment contract will also be classified as a Modified Endowment Contract.

If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, even after the first seven Policy Years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and partial withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and partial withdrawals.

A 10% additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have attained age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or Lapses, then the amount of the outstanding Indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy’s Death Benefit Option or Face Amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See “THE POLICY ACCELERATED DEATH BENEFIT OPTION” for more information.)

Special Rules for Pension and Profit-Sharing Plans

If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount at Risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income. We report this cost (generally referred to as the “P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s Beneficiary, then the excess of the death benefit over the Policy value is not taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”). You should consult a qualified advisor regarding ERISA.

Department of Labor (“DOL”) regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

Business Uses of the Policy

Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If the value of a Policy to you depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans. Any business contemplating the purchase of a new insurance policy or a change in an existing insurance policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Tax Shelter Regulations. Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under Treasury Regulations applicable to corporate tax shelters.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Medicare Tax on Investment Income

A 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

Estate, Gift and Generation-Skipping Transfer Taxes

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death benefit proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

The federal estate tax, gift tax, and GST tax exemptions and maximum rates may each be adjusted.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Our Taxes

Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We may charge the Separate Account for any future federal income taxes that we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium Taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

On March 27, Congress passed the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).  Among other provision, the CARES Act includes temporary relief from certain tax rules applicable to qualified contracts.

Required Minimum Distributions. The CARES Act allows participants and beneficiaries in certain qualified plans and IRAs to suspend taking required minimum distributions in 2020, including any initial required minimum distributions for 2019 that would have been due by April 1, 2020.  Additionally, the year 2020 will not be counted in measuring the five year post-death distribution period requirement.  Any distributions made in 2020 that, but for the CARES Act, would have been a required minimum distribution will instead be eligible for rollover and will not be subject to the 20% mandatory withholding.

Retirement Plan Distribution Relief.  Under the CARES Act, an “eligible participant” can withdraw up to a total of $100,000 from IRAs and certain qualified plans that adopt this provision without being subject to the 10% additional tax on early distributions. The Federal income tax on these distributions can be spread ratably over three years and the distributions may be re-contributed during the three-year period following the distribution.  For these purposes, eligible participants are participants who:

•	have been diagnosed with COVID-19,
•	have spouses or dependents diagnosed with COVID-19, or
•	have experienced adverse financial consequences stemming from COVID-19 as a result of
○	being quarantined, furloughed or laid off,
○	having reduced work hours,
○	being unable to work due to lack of child care,
○	the closing or reduction of hours of a business owned or operated by the participant, or
○	other factors determined by the Treasury Department.

Eligible participants can take these distributions from 401(k), 403(b), and governmental 457(b) plans even if they would otherwise be subject to in-service withdrawal restrictions (e.g., distributions before age 59-1/2) and the 20% withholding that would otherwise apply to these distributions does not apply.

Legal Proceedings

We, like other life insurance companies, are often involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or us or on the ability of the CBSI to perform its contract with the Variable Account, or on our ability to meet our obligations under the Policy.

Financial Statements

Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please contact us at our Mailing Address.

Glossary

Accumulated Value

The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.

Age

The number of completed years from the Insured’s date of birth.

Attained Age

Age of the Insured on the most recent Policy Anniversary.

Beneficiary

Person or entity named to receive all or part of the Death Benefit Proceeds.

Cost of Insurance or COI

An insurance charge determined by multiplying the cost of insurance rate by the Net Amount at Risk.

Cash Value

Accumulated Value minus Deferred Charges that would be applicable if the Policy were surrendered at that time, but not less than zero.

CUNA Mutual Group

CMFG Life Insurance Company, its subsidiaries and affiliates.

Death Benefit Ratio

The ratio of Face Amount to Accumulated Value required by the Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.

Death Benefit Option

One of two options that you may select for computation of the Death Benefit.

Death Benefit Proceeds

Amount to be paid if the Insured dies while the Policy is In Force.

Deferred Charges

Sometimes referred to as surrender charges, they are the contingent deferred sales charge plus the contingent deferred administrative charge.

Deferred Charges Account

A non-segregated potion of our General Account where Deferred Charges accrued for each Policy are accumulated during the first Policy Year and the first 12 months after an increase in Face Amount. Amounts held in the Deferred Charges Account are credited with interest at a rate of at least 4% compounded annually. The Company may, at its sole discretion, credit rates in excess of 4%.

Due Proof of Death

Proof of death satisfactory to us. Such proof may consist of the following if acceptable to us:

a)	A certified copy of the death record;

b)	A certified copy of a court decree reciting a finding of death; and

c)	Any other proof satisfactory to us.

Face Amount

Under Death Benefit Option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under Death Benefit Option 2, the Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

Fund

An investment portfolio of the Ultra Series Fund or the T. Rowe Price International Series, Inc.

General Account

Our assets other than those allocated to the Separate Account or another of our separate accounts.

In Force

Condition under which the Policy is active and the Insured’s life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.

Good Order

An instruction that is received by the Company that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a transfer request, or a death benefit claim must be in Good Order.

Indebtedness

Policy loans plus accrued interest on the loans.

Insured

Person whose life is insured under the Policy.

Issue Age

Age of Insured at the time the Policy was issued.

Interest Bearing Account

Part of our General Account to which Net Premiums may be allocated or Accumulated Value transferred.

Issue Date

The date from which Policy Anniversaries, Policy Years, and Policy months are determined.

Lapse

Condition when the Insured’s life is no longer insured under the Policy.

Loan Account

A portion of our General Account into which amounts are transferred from the Separate Account as collateral for Policy loans. Amounts held in the Loan Account are credited a fixed rate of interest. The Minimum Guaranteed Interest rate is described in the Policy.

Mailing Address

2000 Heritage Way, Waverly, IA 50677.

Maturity Date

The maturity date is the first Policy Anniversary after the Insured’s 95th birthday.  Coverage under the Policy ceases on that date if the Insured is still alive, and maturity proceeds equal to the Net Cash Value as of that date are paid.

Monthly Day

Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.

Monthly Deduction

The amount we deduct from the Accumulated Value each month. It includes the Cost of Insurance, the monthly administrative fee, the monthly Policy fee, and the cost of any additional benefits under riders.

Net Amount at Risk

As of any Monthly Day, the Face Amount (discounted for the upcoming month) less Accumulated Value (after the deduction of the Monthly Deduction).

Net Asset Value

The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.

Net Cash Value

The Cash Value less any Indebtedness. This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy.

Net Premiums

Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).

Owner (you, your)

The Owner as named in the application. The Owner may be other than the Insured.

Policy

MEMBERS Variable Universal Life Policy.

Policy Anniversary

Same day and month as the Issue Date for each year the Policy remains In Force.

Policy Issue Date

The date as of which the Policy is issued and coverage takes effect. We measure Policy months, Policy Years, and Policy Anniversaries from the Policy Issue Date.

Policy Year

A twelve month period beginning on the Policy Issue Date or on a Policy Anniversary.

Premium Tax

An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner’s state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner’s mailing address as shown in our records. The term “in lieu of Premium Tax” means any income and any franchise tax assessed by a state as a substitute for Premium Tax.

Record Date

The date we record the Policy on our books as an In Force Policy.

Right-to-Examine Period

The period when you may cancel the Policy and receive a refund. The length of the period varies by state and is shown the cover page of your Policy.

Specified Amount

The amount chosen by the Owner which is used to determine the Face Amount.

Target Premium

The Target Premium is shown on the specifications page of the Policy. It is determined by dividing the minimum premium by 0.60.

Unit

A unit of measurement used to calculate the Accumulated Value in a Subaccount under a Policy.

Unit Value

The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.

Valuation Day

For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount’s corresponding Fund does not value its shares.

Valuation Period

The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

Written Request

A request in writing and in a form satisfactory to us signed by the Owner and received at our Mailing Address. A Written Request may also include a telephone or fax request for specific transactions that you make if permitted under our current administrative procedures.

STATEMENT OF ADDITIONAL INFORMATION

To learn more about the Policy, you should read the SAI dated May 1, 2020, as it may be amended. The SAI includes additional information about the Separate Account. For a free copy of the SAI, personalized illustrations of Death Benefits, Net Cash Values, and Accumulated Value, and to request other information about the Policy please call toll-free at (800) 798-5500 or write to us at 2000 Heritage Way, Waverly, Iowa 50677-9202.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-03915

STATEMENT OF ADDITIONAL INFORMATION

CMFG LIFE INSURANCE COMPANY

2000 Heritage Way

Waverly, Iowa 50677-9202

(800) 798-5500

CMFG Variable Life Insurance Account

MEMBERS® Variable Universal Life

Flexible Premium Variable Universal Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding the MEMBERS Variable Universal Life flexible premium variable life insurance policy (“Policy”) issued by CMFG Life Insurance Company and supported by CMFG Variable Life Insurance Account (“Separate Account”).  This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2020, as it may be amended from time to time.  You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above.  This SAI does not include information incorporated by reference from other documents.  Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

The date of this SAI is May 1, 2020.

Form 1933

 i

Policy Information

The Policy

The Policy, application(s), policy schedule pages, and any riders are the entire contract.  Only statements made in the applications can be used to void the Policy or to deny a claim.  We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties.  We rely on those statements when we issue or change a Policy.  As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Our Right to Contest the Policy

We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application.  We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change.  In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application.  In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement.  Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

Misstatement of Age or Gender

For a Policy based on male or female cost of insurance rates (as shown in your Policy), if the Insured’s age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):

a)

If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured’s correct age and gender.

b)	If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured’s correct age and gender beginning on the next Monthly Day.

For a Policy based on blended cost of insurance rates (as shown in your Policy), a misstatement of gender will not result in an adjustment.   However, if the Insured’s age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):

a)

If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured’s correct age.

b)	If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured’s correct age beginning on the next Monthly Day.

Suicide Exclusion

If the Insured commits suicide, while sane or insane, within two years of the Issue Date, our liability is limited to an amount equal to the Accumulated Value less any Loan Amount.  We will pay this amount to the Beneficiary in one sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

Collateral Assignments

You may assign the Policy as collateral security.  The written consent of all Irrevocable Beneficiaries must be obtained before an assignment.  The assignment must be in writing and filed at our Mailing Address.  The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment.  We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary.  Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

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A collateral assignee is not an Owner.  A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy.  A collateral assignment is not a transfer of ownership.

Dividends

While the Policy is In Force, it will share in our divisible surplus.  We determine the Policy’s share annually.  It is payable annually on the Policy Anniversary.  You may select to have dividends:

a)	Paid into the Subaccounts and the Interest Bearing Account as Net Premiums; or
b)	Paid to you in cash.

If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums.  We currently do not expect to pay dividends during the first 10 Policy Years.  For each of Policy years 11-20, we project annual dividends equal to 0.61% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For each Policy year 21 and after we project annual dividends equal to 1.01% of the Accumulated Value at the end of the Policy year, plus $39 per Policy.  For Issue Ages 0 – 19, the projected dividends are the same as those for ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39.  These dividends are not guaranteed.

Additional Information on Underwriting and Charges

We currently place each Insured into one of three standard rating classes - preferred, non-tobacco, and tobacco or into a rating class with sub-standard and flat extra charges.  In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with sub-standard and flat extra charges.

●	The preferred rating class is only available if the Specified Amount equals or exceeds $100,000.

●

Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same rating class.  The non-tobacco designation is not available for Insureds under attained age 21, but shortly before an Insured attains age 21, we may notify the Insured about possible classification as non-tobacco.  If the Insured does not qualify as non-tobacco or does not respond to the notification, cost of insurance rates will remain as shown in the Policy.  However, if the Insured does respond to the notification, and qualifies as non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

●	Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as non-tobacco.

●

Premium classes with sub-standard and flat extra charges may be available for those Insured’s who we find uninsurable under our preferred or standard underwriting guidelines.  These charges may be related to health or to participate in certain hazardous sports, aviation activities, or other avocations.  Generally, we will not issue contracts with more than 400% extra substandard cost of insurance charges or $15 per $1000 in flat extra charges.

Additional Information on Benefits and Settlement Options

Settlement options other than lump sum payments are, in our discretion, available for Death Benefit Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Benefit Proceeds.  Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:

1)

Interest Option.  The proceeds may be left with us to collect interest during the lifetime of the payee.  We determine the interest rate each year.  It is guaranteed to be not less than the settlement option rate of interest shown on the data page of the Policy.  The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually.  The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

2)

Installment Option.  The proceeds may be left with us to provide equal monthly installments for a specified period.  No period can be greater than 30 years. The interest we guarantee to pay is set forth in the Policy.  Additional interest, if any, will be payable as determined by us.  (This option may not be available in all states.)  The payee may withdraw the present value of any remaining guaranteed installments, but only if this right was given at the time the option was selected.

3)

Life Income - Guaranteed Period Certain.  The proceeds may be left with us to provide monthly installments for as long as the original payee lives.  A guaranteed period of 10 or 20 years may be selected. A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option may also be selected.  Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later.  If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.

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4)

Joint and Survivor Life.  The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years.  After the 10-year period is over, payments will continue as long as either of the original payees is living.  The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.

Not all settlement options are available.  See your Policy for details on which options are available to you.

The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25.

Even if the death benefit under the Policy is excludible from income, payments under Settlement options may not be excludible in full.  This is because earnings on the death benefit after the Insured’s death are taxable and payments under the settlement options general include such earnings.  You should consult a tax adviser as to the tax treatment of payments under the settlement options.

Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity income or payments which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Benefit Proceeds under those options.  The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide.  The selection of an additional annuity purchase must be in writing and on file at our Mailing Address.  Selection must be within 30 days of settlement under this Policy and is available only if the settlement is on or after the later of the 10th Policy Anniversary or the annuitant’s 55th birthday.

We may, at our option, provide for additional settlement options or cease offering any of the settlement options above.

Illustrations

We may provide illustrations for death benefit, Accumulated Value, and Cash Value based on hypothetical rates of return that are not guaranteed.  The illustrations also assume costs of insurance for a hypothetical person.  These illustrations are illustrative only and should not be considered a representation of past or future performance.  Your rates of return and insurance charges may be higher or lower than these illustrations.  The actual return on your Accumulated Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy’s monthly charges, the Funds’ expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insured’s issue age and premium class, the Death Benefit Option, Specified Amount, Planned Premiums, and riders requested.  We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy year.

Other Information

Registration Statement

A Registration Statement under the Securities Act of 1933, as amended, relating to this offering has been filed with the Securities and Exchange Commission (“SEC”). Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the SEC. Statements contained in this prospectus concerning the Policy and other legal documents are summaries.  The complete documents and omitted information may be obtained from the SEC’s principal office in Washington, D.C.

Distribution of the Policies

Information About the Distributor.  CUNA Brokerage Services, Inc. (“CBSI”) is responsible for distributing the Policies pursuant to a distribution agreement with us.  CBSI serves as principal underwriter for the Policies.  CBSI, a Wisconsin corporation organized in 1983 and a direct, wholly owned subsidiary of CUNA Mutual Investment Corporation which in turn is wholly owned by us, is located at 2000 Heritage Way, Waverly, Iowa 50677.  CBSI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc.

Sales Commissions and Other Compensation.  We no longer offer new Policies. We intend to recoup commissions and other sales expenses for through fees and charges imposed under the Policy.  Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

Description of Servicing Network.  CBSI services the Policies through its registered representatives.  CBSI also may have entered into selling agreements with other broker-dealers and compensates these broker-dealers (“selling firms”) for their services up to the amounts disclosed in the prospectus.  Registered representatives of CBSI and selling firms who sell the Policies have been appointed by us as insurance agents.

4

Compensation Received.  CBSI received sales compensation with respect to the Policies in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to CBSI	Aggregate Amount of Commissions Retained by CBSI After Payments to its Registered Persons and Other Broker-Dealers
2019	$3,060	$954
2018	$1,220	$2,360
2017	$0	$322

Compensation arrangements for CBSI sales personnel.   Because registered representatives of CBSI are also our insurance agents, they may be eligible for various cash benefits, such as insurance benefits, bonuses and financing arrangements, and non-cash compensation programs that we offer. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Sales of the Policies may help registered representatives qualify for such benefits.

Additional compensation paid to selling firms.  We may pay certain selling firms additional amounts for:  (1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their registered representatives, and (3) other expenses incurred by them.  We may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies).  We may pay certain selling firms an additional bonus after the first Policy year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy year.  In addition, we may reimburse these selling firms for portions of their Policy sales expenses.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Source of revenue for sales compensation.  Sales charges deducted from premium payments, as well as proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

Records

We will maintain all records relating to the Separate Account and the Interest Bearing Account at our Mailing Address or at our executive offices at 5910 Mineral Point Road, Madison, WI  53705.

State Regulation

We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department.  An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year.  Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct.  Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners.  Such regulation does not, however, involve any supervision of management or investment practices or policies.  In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

Independent Auditors

The financial statements of each of the individual Subaccounts comprising the CMFG Variable Life Insurance Account included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, dated February 25, 2020, appearing herein. Such report expresses an unqualified opinion. Such financial statements are included in reliance upon the report of such firm given upon their authority in accounting and auditing.

The consolidated statutory-basis financial statements of CMFG Life Insurance Company and subsidiary (the “Company”) included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, dated March 2, 2020, appearing herein. Such report expresses an unqualified opinion on such financial statements and includes an explanatory paragraph that indicates that such financial statements were prepared using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“statutory basis”), which is a basis of accounting other than accounting principles generally accepted in the United States of America; and which expresses an adverse opinion that the statutory-basis financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America as the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

The principal business address of Deloitte & Touche LLP is 111 S Wacker Dr., Chicago, IL 60606.

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Information About Us

CUNA Mutual Insurance Society is a stock life insurance company that was originally organized in Wisconsin in 1935. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society on December 31, 2007.  CUNA Mutual Insurance Society reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company on January 31, 2012.

We are one of the world’s largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions.  Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

CBSI is our indirect wholly owned subsidiary.

Periodically, rating agencies, review our ratings for financial stability and operating performance.  To obtain our current ratings, contact us at the address and telephone number shown on the first page of this SAI.

The Interest Bearing Account

The Interest Bearing Account is not registered with the SEC and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

Additional Information about the Separate Account and the Funds

The Separate Account was established by CUNA Mutual Life Insurance Company on August 16, 1983. CUNA Mutual Life Insurance Company merged with us as of December 31, 2007.  The Separate Account is registered under 1940 Act as a unit investment trust.  The Separate Account purchases shares of the Funds in accordance with separate participation agreements.  The agreements contain varying termination provisions.  If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement.  Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated.  In either event, owners will no longer be able to allocate purchase payments or transfer Accumulated Value to the Subaccount investing in that Fund.

Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as “shared funding.”  They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as “mixed funding.”  As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose contract values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds.  Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code.  As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans.  In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund.  There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund’s prospectus and statement of additional information.

Financial Statements

Our financial statements and those of the Separate Account appear on the following pages. Our financial statements should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under your Policy.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

CMFG Life Insurance Company and

Policyholders of CMFG Variable Life Insurance Account:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the subaccounts of CMFG Variable Life Insurance Account (the “Account”) listed in Appendix A, as of December 31, 2019, the related statements of operations, the statements of changes in net assets, the financial highlights for each of the periods presented in Appendix A and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts comprising the Account as of December 31, 2019, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the

Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of all securities owned as of December 31, 2019, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 25, 2020

We have served as the auditor of CMFG Variable Life Insurance Account since 2004.

7

CMFG Variable Life Insurance Account

Statements of Assets and Liabilities

As of December 31, 2019

	Templeton	MFS®	Invesco Oppenheimer V.I.	T. Rowe Price
	Developing	Strategic	Global Strategic	International
	Markets VIP	Income Portfolio,	Income Fund,	Stock
	Fund, Class 2,	Initial Class,	Non-Service Shares,	Portfolio,
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in mutual funds at fair value	$11,839	$223,281	$8,300	$6,443,720
Total assets	11,839	223,281	8,300	6,443,720
Liabilities	—	—	—	—
Net assets	$11,839	$223,281	$8,300	$6,443,720
Net assets
Net assets: type 1	$—	$223,101	$—	$6,359,853
Net assets: type 2	11,839	180	8,300	83,867
Total net assets	$11,839	$223,281	$8,300	$6,443,720
Number of shares outstanding	1,105	22,373	1,670	412,530
Net asset value per share	$10.71	$9.98	$4.97	$15.62
Cost of mutual fund shares	$8,160	$223,216	$9,027	$5,872,208

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Aggressive	Core Bond	Conservative	Diversified
	Allocation	Fund,	Allocation Fund,	Income
	Fund, Class I,	Class I,	Class I,	Fund, Class I,
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in mutual funds at fair value	$1,142,622	$5,419,480	$218,671	$56,448,165
Total assets	1,142,622	5,419,480	218,671	56,448,165
Liabilities	—	—	—	—
Net assets	$1,142,622	$5,419,480	$218,671	$56,448,165
Net assets
Net assets: type 1	$—	$3,500,357	$—	$48,233,444
Net assets: type 2	1,142,622	1,919,123	218,671	8,214,721
Total net assets	$1,142,622	$5,419,480	$218,671	$56,448,165
Number of shares outstanding	125,693	548,192	21,596	2,953,515
Net asset value per share	$9.09	$9.89	$10.13	$19.11
Cost of mutual fund shares	$1,191,123	$5,590,021	$217,694	$52,320,624

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Assets and Liabilities (continued)

As of December 31, 2019

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	High Income	International	Large Cap	Large Cap
	Fund,	Stock Fund,	Growth Fund,	Value Fund,
	Class I,	Class I,	Class I,	Class I,
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in mutual funds at fair value	$865,163	$2,589,947	$47,423,976	$74,616,103
Total assets	865,163	2,589,947	47,423,976	74,616,103
Liabilities	—	—	—	—
Net assets	$865,163	$2,589,947	$47,423,976	$74,616,103
Net assets
Net assets: type 1	$—	$—	$37,426,587	$65,841,930
Net assets: type 2	865,163	2,589,947	9,997,389	8,774,173
Total net assets	$865,163	$2,589,947	$47,423,976	$74,616,103
Number of shares outstanding	105,837	219,532	2,350,980	2,974,626
Net asset value per share	$8.17	$11.80	$20.17	$25.08
Cost of mutual fund shares	$971,140	$2,416,057	$48,754,725	$78,327,959

	Ultra Series	Ultra Series	Vanguard
	Mid Cap	Moderate	VIF Money
	Fund,	Allocation	Market
	Class I,	Fund, Class I,	Portfolio,
	Subaccount	Subaccount	Subaccount
Assets
Investments in mutual funds at fair value	$23,660,582	$22,58,081	$15,56,032
Total assets	23,660,582	22,58,081	15,56,032
Liabilities	—	—	—
Net assets	$23,660,582	$22,58,081	$15,56,032
Net assets
Net assets: type 1	$12,143,795	$—	$7,49,379
Net assets: type 2	11,516,787	22,58,081	8,06,653
Total net assets	$23,660,582	$22,58,081	$15,56,032
Number of shares outstanding	1,287,518	2,18,976	15,56,032
Net asset value per share	$18.38	$10.31	$1.00
Cost of mutual fund shares	$20,916,205	$22,40,604	$15,56,032

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Operations

For the Period Ended December 31, 2019

	Templeton	MFS®	Invesco Oppenheimer V.I.	T. Rowe Price
	Developing	Strategic	Global Strategic	International
	Markets VIP	Income Portfolio,	Income Fund,	Stock
	Fund, Class 2,	Initial Class,	Non-Service Shares,	Portfolio,
	Subaccount	Subaccount	Subaccount	Subaccount
Investment income (loss)
Dividend Income	$107	$7,856	$308	$143,318
Mortality and expense charges (note 3)	(97)	(2,011)	(74)	(53,861)
Net investment income (loss)	10	5,845	234	89,457
Realized gain (loss) on sale of fund shares
Net realized gain (loss) on sale of fund shares	107	(260)	(57)	25,350
Realized gain distributions	—	—	—	255,649
Net realized gain (loss) on investments	107	(260)	(57)	280,999
Net change in unrealized appreciation (depreciation) on investments	2,332	16,852	587	1,030,217
Net increase (decrease) in net assets resulting from operations	$2,449	$22,437	$764	$1,400,673

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Aggressive	Core Bond	Conservative	Diversified
	Allocation	Fund,	Allocation Fund,	Income
	Fund, Class I,	Class I,	Class I,	Fund, Class I,
	Subaccount	Subaccount	Subaccount	Subaccount
Investment income (loss)
Dividend Income	$18,251	$149,714	$4,068	$1,100,915
Mortality and expense charges (note 3)	(10,038)	(50,284)	(1,844)	(491,740)
Net investment income (loss)	8,213	99,430	2,224	609,175
Realized gain (loss) on sale of fund shares
Net realized gain (loss) on sale of fund shares	(10,415)	(25,817)	(11)	379,638
Realized gain distributions	35,052	4,758	1,822	3,117,634
Net realized gain (loss) on investments	24,637	(21,059)	1,811	3,497,272
Net change in unrealized appreciation (depreciation) on investments	156,617	320,210	17,269	5,116,450
Net increase (decrease) in net assets resulting from operations	$189,467	$398,581	$21,304	$9,222,897

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Operations (continued)

For the Period Ended December 31, 2019

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	High Income	International	Large Cap	Large Cap
	Fund,	Stock Fund,	Growth Fund,	Value Fund,
	Class I,	Class I,	Class I,	Class I,
	Subaccount	Subaccount	Subaccount	Subaccount
Investment income (loss)
Dividend Income	$42,597	$43,864	$260,030	$1,016,814
Mortality and expense charges (note 3)	(7,716)	(22,047)	(399,248)	(636,573)
Net investment income (loss)	34,881	21,817	(139,218)	380,241
Realized gain (loss) on sale of fund shares
Net realized gain (loss) on sale of fund shares	(11,647)	1,892	(133,268)	(326,145)
Realized gain distributions	—	—	4,768,565	4,993,927
Net realized gain (loss) on investments	(11,647)	1,892	4,635,297	4,667,782
Net change in unrealized appreciation (depreciation) on investments	40,218	411,301	6,865,225	9,779,023
Net increase (decrease) in net assets resulting from operations	$63,452	$435,010	$11,361,304	$14,827,046

	Ultra Series	Ultra Series	Vanguard
	Mid Cap	Moderate	VIF Money
	Fund,	Allocation	Market
	Class I,	Fund, Class I,	Portfolio,
	Subaccount	Subaccount	Subaccount
Investment income (loss)
Dividend Income	$—	$48,120	$37,082
Mortality and expense charges (note 3)	(200,419)	(19,315)	(14,826)
Net investment income (loss)	(200,419)	28,805	22,256
Realized gain (loss) on sale of fund shares
Net realized gain (loss) on sale of fund shares	271,892	(4,291)	—
Realized gain distributions	2,344,691	37,847	—
Net realized gain (loss) on investments	2,616,583	33,556	—
Net change in unrealized appreciation (depreciation) on investments	3,761,415	244,172	—
Net increase (decrease) in net assets resulting from operations	$6,177,579	$306,533	$22,256

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Changes in Net Assets

For the Years Ended December 31,

	Templeton		MFS®
	Developing Markets VIP		Strategic Income Portfolio,
	Fund, Class 2, Subaccount		Initial Class, Subaccount
	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$10	$(2)	$5,845	$6,900
Net realized gain (loss) on investments	107	297	(260)	(949)
Net change in unrealized appreciation (depreciation) on investments	2,332	(2,315)	16,852	(12,772)
Net increase (decrease) in net assets resulting from operations	2,449	(2,020)	22,437	(6,821)
Contract transactions
Payments received from contract owners	—	—	—	—
Transfers between subaccounts (including fixed accounts), net	2	(3)	(42)	(84)
Payment for contract benefits and terminations	(62)	(678)	(1)	(995)
Contract charges and fees	(310)	(507)	(15,798)	(15,140)
Net increase (decrease) in net assets from contract transactions	(370)	(1,188)	(15,841)	(16,219)
Total increase (decrease) in net assets	2,079	(3,208)	6,596	(23,040)
Net assets
Beginning of period	9,760	12,968	216,685	239,725
End of period	$11,839	$9,760	$223,281	$216,685

	Invesco Oppenheimer V.I.		T. Rowe Price
	Global Strategic Income Fund,		International Stock
	Non-Service Shares, Subaccount		Portfolio, Subaccount
	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$234	$335	$89,457	$26,848
Net realized gain (loss) on investments	(57)	(97)	280,999	658,990
Net change in unrealized appreciation (depreciation) on investments	587	(683)	1,030,217	(1,656,255)
Net increase (decrease) in net assets resulting from operations	764	(445)	1,400,673	(970,417)
Contract transactions
Payments received from contract owners	—	—	358,624	406,367
Transfers between subaccounts (including fixed accounts), net	30	60	(89,403)	(1,931)
Payment for contract benefits and terminations	(90)	(765)	(292,047)	(272,988)
Contract charges and fees	(347)	(379)	(374,018)	(380,710)
Net increase (decrease) in net assets from contract transactions	(407)	(1,084)	(396,844)	(249,262)
Total increase (decrease) in net assets	357	(1,529)	1,003,829	(1,219,679)
Net assets
Beginning of period	7,943	9,472	5,439,891	6,659,570
End of period	$8,300	$7,943	$6,443,720	$5,439,891

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series		Ultra Series
	Aggressive Allocation		Core Bond Fund,
	Fund, Class I, Subaccount		Class I, Subaccount
	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$8,213	$10,484	$99,430	$127,525
Net realized gain (loss) on investments	24,637	150,905	(21,059)	(44,105)
Net change in unrealized appreciation (depreciation) on investments	156,617	(240,376)	320,210	(178,532)
Net increase (decrease) in net assets resulting from operations	189,467	(78,987)	398,581	(95,112)
Contract transactions
Payments received from contract owners	74,833	73,525	295,082	322,691
Transfers between subaccounts (including fixed accounts), net	(35,597)	(13,073)	41,000	(20,207)
Payment for contract benefits and terminations	(97,471)	(37,465)	(551,150)	(354,941)
Contract charges and fees	(35,234)	(45,214)	(338,303)	(357,583)
Net increase (decrease) in net assets from contract transactions	(93,469)	(22,227)	(553,371)	(410,040)
Total increase (decrease) in net assets	95,998	(101,214)	(154,790)	(505,152)
Net assets
Beginning of period	1,046,624	1,147,838	5,574,270	6,079,422
End of period	$1,142,622	$1,046,624	$5,419,480	$5,574,270

	Ultra Series		Ultra Series
	Conservative Allocation Fund,		Diversified Income
	Class I, Subaccount		Fund, Class I, Subaccount
	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$2,224	$2,288	$609,175	$779,411
Net realized gain (loss) on investments	1,811	6,897	3,497,272	4,796,153
Net change in unrealized appreciation (depreciation) on investments	17,269	(14,213)	5,116,450	(6,437,428)
Net increase (decrease) in net assets resulting from operations	21,304	(5,028)	9,222,897	(861,864)
Contract transactions
Payments received from contract owners	8,506	8,382	2,478,730	2,635,035
Transfers between subaccounts (including fixed accounts), net	71,400	(5,088)	(52,873)	113,329
Payment for contract benefits and terminations	(13,773)	(21,408)	(2,816,850)	(3,706,332)
Contract charges and fees	(13,880)	(10,876)	(3,142,147)	(3,228,232)
Net increase (decrease) in net assets from contract transactions	52,253	(28,990)	(3,533,140)	(4,186,200)
Total increase (decrease) in net assets	73,557	(34,018)	5,689,757	(5,048,064)
Net assets
Beginning of period	145,114	179,132	50,758,408	55,806,472
End of period	$218,671	$145,114	$56,448,165	$50,758,408

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series		Ultra Series
	High Income Fund,		International Stock Fund,
	Class I, Subaccount		Class I, Subaccount
	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$34,881	$40,104	$21,817	$18,448
Net realized gain (loss) on investments	(11,647)	(11,240)	1,892	11,889
Net change in unrealized appreciation (depreciation) on investments	40,218	(66,363)	411,301	(405,307)
Net increase (decrease) in net assets resulting from operations	63,452	(37,499)	435,010	(374,970)
Contract transactions
Payments received from contract owners	32,358	36,000	149,058	150,497
Transfers between subaccounts (including fixed accounts), net	18,278	(7,236)	57,806	35,637
Payment for contract benefits and terminations	(82,403)	(91,398)	(180,827)	(199,003)
Contract charges and fees	(33,069)	(35,846)	(104,491)	(100,349)
Net increase (decrease) in net assets from contract transactions	(64,836)	(98,480)	(78,454)	(113,218)
Total increase (decrease) in net assets	(1,384)	(135,979)	356,556	(488,188)
Net assets
Beginning of period	866,547	1,002,526	2,233,391	2,721,579
End of period	$865,163	$866,547	$2,589,947	$2,233,391

	Ultra Series		Ultra Series
	Large Cap Growth Fund,		Large Cap Value Fund,
	Class I, Subaccount		Class I, Subaccount
	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$(139,218)	$(86,506)	$380,241	$485,779
Net realized gain (loss) on investments	4,635,297	13,614,776	4,667,782	6,933,712
Net change in unrealized appreciation (depreciation) on investments	6,865,225	(13,954,196)	9,779,023	(17,254,577)
Net increase (decrease) in net assets resulting from operations	11,361,304	(425,926)	14,827,046	(9,835,086)
Contract transactions
Payments received from contract owners	1,743,643	1,813,838	3,314,627	3,585,322
Transfers between subaccounts (including fixed accounts), net	(322,522)	(236,152)	(143,124)	42,535
Payment for contract benefits and terminations	(2,361,430)	(2,086,261)	(3,337,274)	(4,191,767)
Contract charges and fees	(1,890,671)	(1,903,217)	(3,754,750)	(3,864,512)
Net increase (decrease) in net assets from contract transactions	(2,830,980)	(2,411,792)	(3,920,521)	(4,428,422)
Total increase (decrease) in net assets	8,530,324	(2,837,718)	10,906,525	(14,263,508)
Net assets
Beginning of period	38,893,652	41,731,370	63,709,578	77,973,086
End of period	$47,423,976	$38,893,652	$74,616,103	$63,709,578

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series		Ultra Series
	Mid Cap Fund,		Moderate Allocation
	Class I, Subaccount		Fund, Class I, Subaccount
	2019	2018	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$(200,419)	$(190,775)	$28,805	$4,186
Net realized gain (loss) on investments	2,616,583	3,850,126	33,556	210,189
Net change in unrealized appreciation (depreciation) on investments	3,761,415	(4,089,077)	244,172	(325,535)
Net increase (decrease) in net assets resulting from operations	6,177,579	(429,726)	306,533	(111,160)
Contract transactions
Payments received from contract owners	1,017,285	979,588	104,312	110,273
Transfers between subaccounts (including fixed accounts), net	(372,103)	(208,097)	(58,005)	(3,018)
Payment for contract benefits and terminations	(1,376,731)	(1,275,547)	(10,018)	(86,253)
Contract charges and fees	(1,052,770)	(946,184)	(89,174)	(91,284)
Net increase (decrease) in net assets from contract transactions	(1,784,319)	(1,450,240)	(52,885)	(70,282)
Total increase (decrease) in net assets	4,393,260	(1,879,966)	253,648	(181,442)
Net assets
Beginning of period	19,267,322	21,147,288	2,004,433	2,185,875
End of period	$23,660,582	$19,267,322	$2,258,081	$2,004,433

	Vanguard
	VIF Money Market
	Portfolio, Subaccount
	2019	2018
Increase (decrease) in net assets from operations
Net investment income (loss)	$22,256	$18,908
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase (decrease) in net assets resulting from operations	22,256	18,908
Contract transactions
Payments received from contract owners	453,697	230,120
Transfers between subaccounts (including fixed accounts), net	63,058	(137,273)
Payment for contract benefits and terminations	(660,502)	(179,018)
Contract charges and fees	(207,152)	(212,052)
Net increase (decrease) in net assets from contract transactions	(350,899)	(298,223)
Total increase (decrease) in net assets	(328,643)	(279,315)
Net assets
Beginning of period	1,884,675	2,163,990
End of period	$1,556,032	$1,884,675

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Notes to Financial Statements

(1) Organization

The CMFG Variable Life Insurance Account (“the Account”) was established as a separate account of CMFG Life Insurance Company (“the Company”). The Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) as amended.

The Account was established to receive and invest net premiums paid by the contract owners to the Company under two flexible premium variable life insurance contract types issued by the Company: MEMBERS® Variable Universal Life and UltraVers ALL-LifeSM (type 1) and MEMBERS® Variable Universal Life II (type 2) (“contracts”).

The Account is divided into a number of subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each subaccount invests solely in a corresponding portfolio of one of the following funds, each an open-end management investment company registered with the SEC.

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets VIP Fund (1)

MFS® Variable Insurance Trust II

MFS® Strategic Income Portfolio

AIM Variable Insurance Funds

(Invesco Oppenheimer Variable Insurance Funds)

Invesco Oppenheimer V.I. Global Strategic Income Fund(1)

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio

(1)  This subaccount is only available in the MEMBERS® Variable

Universal Life II (type 2) product.

Ultra Series Fund

Aggressive Allocation Fund (1)

Core Bond Fund

Conservative Allocation Fund (1)

Diversified Income Fund

High Income Fund (1)

International Stock Fund (1)

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Fund

Moderate Allocation Fund (1)

Vanguard Variable Insurance Fund

Vanguard VIF Money Market Portfolio

The accompanying financial statements include only the contract owner assets, deposits, investment activity, and the contract transactions applicable to the variable portions of the contracts and exclude assets and activity for deposits for fixed dollar benefits, which are included in the general account of the Company.  The net investment income and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

(2) Significant Accounting Policies

Basis of Presentation

The Account is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

9

CMFG Variable Life Insurance Account

Notes to Financial Statements

(2) Significant Accounting Policies (continued)

Investment Valuation

Investments are made in shares of a fund and are recorded at fair value, determined by the net asset value per share of the respective fund. Investment transactions in each fund are recorded on the trade date. Realized gains and losses on redemptions of the shares of the fund are determined using the average cost basis.  Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

The operations of the Account are included in the consolidated federal income tax return of CUNA Mutual Holding Company (“CMHC”), the Company’s ultimate parent, and its subsidiaries. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). The Account’s activities are included in the Company’s taxable income. Under current provisions of the IRC, the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the policies. Accordingly, no provision for income tax is currently recorded. If such taxes are incurred by the Company in the future, a tax provision may be recorded.

(3) Fees and Charges

Contract Charges

In addition to charges for premium taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by the Company by redeeming an appropriate number of units for each contract and are included in contract charges and fees in the accompanying Statements of Changes in Net Assets of the applicable subaccount:

Administrative Fee:  The Company has primary responsibility for the administration of the Account and the contracts issued. As reimbursement for these expenses, the Company may assess each contract a monthly administrative fee which is processed through redemption of units.  This fee on an annual basis is $0.45 per $1,000 of the amount specified in the contract for the first ten contract years. This fee is not assessed after ten contract years.

Surrender Charges:  For the type 1 product, the sales and administrative expenses are incurred when a contract is issued and are deferred (deferred charges) until the contract is surrendered. Such charges are not collected at all if the contract is held for nine years, or if the insured dies during the first ten years.

For the type 2 product, in the event a contract owner surrenders a contract prior to nine years, the contract owner is assessed and the Company records a contractual surrender charge to compensate the Company for certain sales and administrative expenses.    There are no surrender charges assessed after nine years.

Contract Fee:  The Company incurs first-year expenses upon issue of a contract, and assesses for each contract a monthly contract fee in the amount of $6 ($3 for issue ages 0-19 for the type 1 product only) to recover these expenses.

Cost of Insurance and Additional Benefits Provided:  The Company is responsible for providing the insurance benefits stated in the contract. The cost of insurance is determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables such as the death benefit option selected by the contract owner, the benefit amount specified in the contract, and the cash value, all as described in the Account’s prospectus.  Several riders are available on the contracts that provide additional benefits, including children’s insurance, guaranteed insurability, accidental death benefit, other insured term rider, and disability waiver of deductions or premium which can also impact the cost of insurance.

10

CMFG Variable Life Insurance Account

Notes to Financial Statements

(3) Fees and Charges (continued)

Account Charges

Mortality and Expense Risk Charge: The Company deducts a daily mortality and expense risk charge from the assets of the Subaccount to compensate it for assuming certain mortality and expense risks at an annual rate of 0.90%.  These charges are included in mortality and expense charges in the accompanying Statement of Operations of the applicable subaccount.

(4) Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels.  The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date.

●

Level 2:  All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability.  This includes:  (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active and (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●

Level 3:  One or more significant inputs are unobservable and reflect the Account’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

The hierarchy requires the use of market observable information when available for assessing fair value.

11

CMFG Variable Life Insurance Account

Notes to Financial Statements

(4) Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2019. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2019 Assets, at Fair Value	Total
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$11,839
MFS® Strategic Income Portfolio, Initial Class, Subaccount	223,281
Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	8,300
T. Rowe Price International Stock Portfolio, Subaccount	6,443,720
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	1,142,622
Ultra Series Core Bond Fund, Class I, Subaccount	5,419,480
Ultra Series Conservative Allocation Fund, Class I, Subaccount	218,671
Ultra Series Diversified Income Fund, Class I, Subaccount	56,448,165
Ultra Series High Income Fund, Class I, Subaccount	865,163
Ultra Series International Stock Fund, Class I, Subaccount	2,589,947
Ultra Series Large Cap Growth Fund, Class I, Subaccount	47,423,976
Ultra Series Large Cap Value Fund, Class I, Subaccount	74,616,103
Ultra Series Mid Cap Fund, Class I, Subaccount	23,660,582
Ultra Series Moderate Allocation Fund, Class I, Subaccount	2,258,081
Vanguard VIF Money Market Portfolio, Subaccount	1,556,032

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2018. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2018 Assets, at Fair Value	Total
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$9,760
MFS® Strategic Income Portfolio, Initial Class, Subaccount	216,685
Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	7,943
T. Rowe Price International Stock Portfolio, Subaccount	5,439,891
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	1,046,624
Ultra Series Core Bond Fund, Class I, Subaccount	5,574,270
Ultra Series Conservative Allocation Fund, Class I, Subaccount	145,114
Ultra Series Diversified Income Fund, Class I, Subaccount	50,758,408
Ultra Series High Income Fund, Class I, Subaccount	866,547
Ultra Series International Stock Fund, Class I, Subaccount	2,233,391
Ultra Series Large Cap Growth Fund, Class I, Subaccount	38,893,652
Ultra Series Large Cap Value Fund, Class I, Subaccount	63,709,578
Ultra Series Mid Cap Fund, Class I, Subaccount	19,267,322
Ultra Series Moderate Allocation Fund, Class I, Subaccount	2,004,433
Vanguard VIF Money Market Portfolio, Subaccount	1,884,675

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the years ended December 31, 2019 and 2018.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(5) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2019 are as follows:

	Purchases	Sales
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$113	$473
MFS® Strategic Income Portfolio, Initial Class, Subaccount	7,927	17,924
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	349	522
T. Rowe Price International Stock Portfolio, Subaccount	508,953	560,692
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	109,670	159,874
Ultra Series Core Bond Fund, Class I, Subaccount	305,026	754,209
Ultra Series Conservative Allocation Fund, Class I, Subaccount	82,726	26,426
Ultra Series Diversified Income Fund, Class I, Subaccount	4,719,042	4,525,372
Ultra Series High Income Fund, Class I, Subaccount	67,037	96,992
Ultra Series International Stock Fund, Class I, Subaccount	129,349	185,986
Ultra Series Large Cap Growth Fund, Class I, Subaccount	5,470,799	3,672,432
Ultra Series Large Cap Value Fund, Class I, Subaccount	6,752,047	5,298,400
Ultra Series Mid Cap Fund, Class I, Subaccount	2,634,871	2,274,918
Ultra Series Moderate Allocation Fund, Class I, Subaccount	166,656	152,889
Vanguard VIF Money Market Portfolio, Subaccount	437,275	765,918

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2018 are as follows:

	Purchases	Sales
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$107	$1,298
MFS® Strategic Income Portfolio, Initial Class, Subaccount	9,022	18,341
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	461	1,210
T. Rowe Price International Stock Portfolio, Subaccount	817,358	447,194
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	227,175	90,607
Ultra Series Core Bond Fund, Class I, Subaccount	315,438	597,952
Ultra Series Conservative Allocation Fund, Class I, Subaccount	18,046	37,416
Ultra Series Diversified Income Fund, Class I, Subaccount	6,042,302	5,127,198
Ultra Series High Income Fund, Class I, Subaccount	75,767	134,144
Ultra Series International Stock Fund, Class I, Subaccount	150,522	245,290
Ultra Series Large Cap Growth Fund, Class I, Subaccount	13,891,372	3,161,278
Ultra Series Large Cap Value Fund, Class I, Subaccount	8,508,526	5,774,253
Ultra Series Mid Cap Fund, Class I, Subaccount	3,765,595	1,871,820
Ultra Series Moderate Allocation Fund, Class I, Subaccount	297,318	159,646
Vanguard VIF Money Market Portfolio, Subaccount	391,769	671,084

CMFG Variable Life Insurance Account

Notes to Financial Statements

(6) Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2019 and 2018 were as follows:

	Templeton		MFS®
	Developing		Strategic
	Markets VIP		Income Portfolio,
	Fund, Class 2,		Initial Class,
	Subaccount		Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2017	—	526	8,987	9
Units issued	—	—	—	—
Units redeemed	—	(51)	(621)	(1)
Units outstanding at December 31, 2018	—	475	8,366	8
Units issued	—	—	1	—
Units redeemed	—	(16)	(572)	(1)
Units outstanding at December 31, 2019	—	459	7,795	7

	Invesco Oppenheimer V.I.		T. Rowe Price
	Global Strategic		International
	Income Fund,		Stock
	Non-Service Shares,		Portfolio,
	Subaccount		Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2017	—	1,961	252,353	6,095
Units issued	—	—	19,707	—
Units redeemed	—	(238)	(29,614)	(523)
Units outstanding at December 31, 2018	—	1,723	242,446	5,572
Units issued	—	—	17,989	—
Units redeemed	—	(89)	(33,297)	(625)
Units outstanding at December 31, 2019	—	1,634	227,138	4,947

	Ultra Series		Ultra Series
	Aggressive		Core Bond
	Allocation		Fund,
	Fund, Class I,		Class I,
	Subaccount		Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2017	—	80,550	80,481	115,953
Units issued	—	9,142	4,930	114,242
Units redeemed	—	(10,702)	(11,446)	(119,548)
Units outstanding at December 31, 2018	—	78,990	73,965	110,647
Units issued	—	8,737	4,755	109,418
Units redeemed	—	(15,088)	(12,147)	(118,739)
Units outstanding at December 31, 2019	—	72,639	66,573	101,326

^ This Subaccount is not available in this product type.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(6) Changes in Units Outstanding (continued)

	Ultra Series		Ultra Series
	Conservative		Diversified
	Allocation Fund,		Income
	Class I,		Fund, Class I,
	Subaccount		Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2017	—	12,704	444,633	366,193
Units issued	—	2,427	25,907	91,832
Units redeemed	—	(4,477)	(60,244)	(114,334)
Units outstanding at December 31, 2018	—	10,654	410,296	343,691
Units issued	—	6,455	23,850	82,496
Units redeemed	—	(2,752)	(49,233)	(104,797)
Units outstanding at December 31, 2019	—	14,357	384,913	321,390

	Ultra Series		Ultra Series
	High Income		International
	Fund,		Stock Fund,
	Class I,		Class I,
	Subaccount		Subaccount
	Type 1 ^	Type 2	Type 1 ^	Type 2
Units outstanding at December 31, 2017	—	44,936	—	99,692
Units issued	—	42,155	—	106,829
Units redeemed	—	(46,598)	—	(110,913)
Units outstanding at December 31, 2018	—	40,493	—	95,608
Units issued	—	40,817	—	109,207
Units redeemed	—	(43,759)	—	(112,252)
Units outstanding at December 31, 2019	—	37,551	—	92,563

	Ultra Series		Ultra Series
	Large Cap		Large Cap
	Growth Fund,		Value Fund,
	Class I,		Class I,
	Subaccount		Subaccount
	Type 1	Type 2	Type 1	Type 2
Units outstanding at December 31, 2017	515,353	425,098	423,189	465,938
Units issued	27,702	137,276	23,969	207,734
Units redeemed	(54,264)	(169,610)	(47,432)	(238,377)
Units outstanding at December 31, 2018	488,791	392,764	399,726	435,295
Units issued	24,506	122,973	23,574	202,847
Units redeemed	(55,928)	(143,533)	(45,115)	(226,788)
Units outstanding at December 31, 2019	457,369	372,204	378,185	411,354

CMFG Variable Life Insurance Account

Notes to Financial Statements

(6) Changes in Units Outstanding (continued)

	Ultra Series		Ultra Series
	Mid Cap		Moderate
	Fund,		Allocation
	Class I,		Fund, Class I,
	Subaccount		Subaccount
	Type 1	Type 2	Type 1 ^	Type 2
Units outstanding at December 31, 2017	307,035	238,672	—	151,272
Units issued	16,069	107,490	—	24,883
Units redeemed	(34,597)	(124,890)	—	(29,739)
Units outstanding at December 31, 2018	288,507	221,272	—	146,416
Units issued	13,560	100,863	—	29,072
Units redeemed	(37,728)	(116,183)	—	(32,571)
Units outstanding at December 31, 2019	264,339	205,952	—	142,917

	Vanguard
	VIF Money
	Market
	Portfolio,
	Subaccount
	Type 1	Type 2
Units outstanding at December 31, 2017	91,398	125,001
Units issued	35,283	38,966
Units redeemed	(23,110)	(80,936)
Units outstanding at December 31, 2018	103,571	83,031
Units issued	44,618	38,609
Units redeemed	(74,865)	(42,709)
Units outstanding at December 31, 2019	73,324	78,931

^ This Subaccount is not available in this product type.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7) Financial Highlights

The table below provides financial highlights for each subaccount for the year ended December 31, 2019 and for the four preceding years ended December 31. In certain instances, fewer years are presented because the subaccount was not available for the entire five-year period.

	Templeton Developing Markets VIP Fund, Class 2, Subaccount
	2019		2018		2017		2016		2015
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	—	$20.56	—	$24.64	—	$17.71	—	$15.22	—	$19.10
Unit value - End of period	—	$25.87	—	$20.56	—	$24.64	—	$17.71	—	$15.22
Net assets at end of period (000’s)	—	$12	—	$10	—	$13	—	$10	—	$11
Units outstanding at end of period (000’s)	—	—	—	—	—	1	—	1	—	1
Total return (1)	—	25.83%	—	-16.56%	—	39.13%	—	16.36%	—	-20.31%
Investment income ratio (2)	—	0.99%	—	0.81%	—	0.98%	—	0.86%	—	2.07%
Expense ratio (3)	—	0.90%	—	0.90%	—	0.90%	—	0.90%	—	0.90%

	MFS® Strategic Income Portfolio, Initial Class, Subaccount
	2019		2018		2017		2016		2015
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$25.88	$22.75	$26.65	$23.22	$25.32	$21.20	$23.60	$19.84	$24.27	$20.45
Unit value - End of period	$28.65	$25.71	$25.88	$22.75	$26.65	$23.22	$25.32	$21.20	$23.60	$19.84
Net assets at end of period (000’s)	$223	$—	$217	$—	$240	$—	$243	$—	$243	$—
Units outstanding at end of period (000’s)	8	—	8	—	9	—	10	—	9	—
Total return (1)	10.70%	13.03%	-2.89%	-2.03%	5.25%	9.54%	7.29%	6.85%	-2.76%	-2.98%
Investment income ratio (2)	3.51%	3.51%	3.87%	3.87%	4.62%	4.62%	3.10%	3.10%	5.77%	5.77%
Expense ratio (3)	0.00%	0.00%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount
	2019		2018		2017		2016		2015
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	—	$4.61	—	$4.83	—	$4.60	—	$4.35	—	$4.48
Unit value - End of period	—	$5.08	—	$4.61	—	$4.83	—	$4.60	—	$4.35
Net assets at end of period (000’s)	—	$8	—	$8	$—	$9	$—	$10	—	$11
Units outstanding at end of period (000’s)	—	2	—	2	—	2	—	2	—	2
Total return (1)	—	10.20%	—	-4.55%	—	5.00%	—	5.75%	—	-2.90%
Investment income ratio (2)	—	3.75%	—	4.77%	—	2.29%	—	4.94%	—	5.73%
Expense ratio (3)	—	0.00%	—	0.90%	—	0.90%	—	0.90%	—	0.90%

	T. Rowe Price International Stock Portfolio, Subaccount
	2019		2018		2017		2016		2015
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$22.13	$13.38	$26.01	$15.73	$20.53	$12.42	$20.28	$12.27	$20.63	$12.48
Unit value - End of period	$27.95	$16.92	$22.13	$13.38	$26.01	$15.73	$20.53	$12.42	$20.28	$12.27
Net assets at end of period (000’s)	$6,360	$84	$5,365	$75	$6,564	$96	$5,545	$83	$5,820	$128
Units outstanding at end of period (000’s)	227	5	242	6	252	6	270	7	287	10
Total return (1)	26.30%	26.46%	-14.92%	-14.94%	26.69%	26.65%	1.23%	1.22%	-1.70%	-1.68%
Investment income ratio (2)	2.39%	2.39%	1.27%	1.27%	1.10%	1.10%	1.05%	1.05%	0.91%	0.91%
Expense ratio (3)	0.00%	0.00%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount
	2019		2018		2017		2016		2015
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	—	$13.25	—	$14.25	—	$12.11	—	$11.23	—	$11.47
Unit value - End of period	—	$15.70	—	$13.25	—	$14.25	—	$12.11	—	$11.23
Net assets at end of period (000’s)	—	$1,143	—	$1,047	—	$1,148	—	$1,062	—	$969
Units outstanding at end of period (000’s)	—	73	—	79	—	81	—	88	—	86
Total return (1)	—	18.49%	—	-7.02%	—	17.67%	—	7.84%	—	-2.09%
Investment income ratio (2)	—	1.64%	—	1.81%	—	1.70%	—	1.89%	—	1.46%
Expense ratio (3)	—	0.90%	—	0.90%	—	0.90%	—	0.90%	—	0.90%

	Ultra Series Core Bond Fund, Class I, Subaccount
	2019		2018		2017		2016		2015
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$48.96	$17.65	$49.72	$17.92	$48.65	$17.54	$47.80	$17.24	$48.33	$17.43
Unit value - End of period	$52.64	$18.96	$48.96	$17.65	$49.72	$17.92	$48.65	$17.54	$47.80	$17.24
Net assets at end of period (000’s)	$3,500	$1,919	$3,621	$1,953	$4,002	$2,078	$4,165	$2,128	$4,313	$2,267
Units outstanding at end of period (000’s)	67	101	74	111	80	116	86	121	90	132
Total return (1)	7.52%	7.42%	-1.53%	-1.51%	2.20%	2.17%	1.78%	1.74%	-1.10%	-1.09%
Investment income ratio (2)	2.68%	2.68%	3.05%	3.05%	2.89%	2.89%	2.92%	2.92%	3.02%	3.02%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Conservative Allocation Fund, Class I, Subaccount
	2019		2018		2017		2016		2015
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	—	$13.62	—	$14.10	—	$12.92	—	$12.37	—	$12.56
Unit value - End of period	—	$15.23	—	$13.62	—	$14.10	—	$12.92	—	$12.37
Net assets at end of period (000’s)	—	$219	—	$145	—	$179	—	$305	—	$421
Units outstanding at end of period (000’s)	—	14	—	11	—	13	—	24	—	34
Total return (1)	—	11.82%	—	-3.40%	—	9.13%	—	4.45%	—	-1.51%
Investment income ratio (2)	—	1.98%	—	2.32%	—	1.37%	—	1.51%	—	1.29%
Expense ratio (3)	—	0.90%	—	0.90%	—	0.90%	—	0.90%	—	0.90%

	Ultra Series Diversified Income Fund, Class I, Subaccount
	2019		2018		2017		2016		2015
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$105.66	$21.55	$107.45	$21.93	$95.68	$19.53	$88.58	$18.08	$89.29	$18.24
Unit value - End of period	$125.13	$25.52	$105.66	$21.55	$107.45	$21.93	$95.68	$19.53	$88.58	$18.08
Net assets at end of period (000’s)	$48,233	$8,215	$43,352	$7,407	$47,776	$8,031	$45,186	$7,469	$45,202	$7,358
Units outstanding at end of period (000’s)	385	321	410	344	445	366	472	382	510	407
Total return (1)	18.43%	18.42%	-1.67%	-1.73%	12.30%	12.29%	8.02%	8.02%	-0.80%	-0.88%
Investment income ratio (2)	2.01%	2.01%	2.34%	2.34%	2.23%	2.23%	2.41%	2.41%	2.48%	2.48%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

	Ultra Series High Income Fund, Class I, Subaccount
	2019		2018		2017		2016		2015
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	—	$21.40	—	$22.31	—	$21.16	—	$19.02	—	$19.68
Unit value - End of period	—	$23.03	—	$21.40	—	$22.31	—	$21.16	—	$19.02
Net assets at end of period (000’s)	—	$865	—	$867	—	$1,003	—	$1,030	—	$996
Units outstanding at end of period (000’s)	—	38	—	40	—	45	—	49	—	52
Total return (1)	—	7.62%	—	-4.08%	—	5.43%	—	11.25%	—	-3.35%
Investment income ratio (2)	—	4.97%	—	5.03%	—	4.73%	—	5.15%	—	5.57%
Expense ratio (3)	—	0.00%	—	0.90%	—	0.90%	—	0.90%	—	0.90%

	Ultra Series International Stock Fund, Class I, Subaccount
	2019		2018		2017		2016		2015
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	—	$23.36	—	$27.30	—	$22.47	—	$23.35	—	$24.39
Unit value - End of period	—	$27.87	—	$23.36	—	$27.30	—	$22.47	—	$23.35
Net assets at end of period (000’s)	—	$2,590	—	$2,233	—	$2,722	—	$2,296	—	$2,471
Units outstanding at end of period (000’s)	—	93	—	96	—	100	—	102	—	106
Total return (1)	—	19.31%	—	-14.43%	—	21.50%	—	-3.77%	—	-4.26%
Investment income ratio (2)	—	1.79%	—	1.55%	—	1.29%	—	1.79%	—	1.96%
Expense ratio (3)	—	0.90%	—	0.90%	—	0.90%	—	0.90%	—	0.90%

	Ultra Series Large Cap Growth Fund, Class I, Subaccount
	2019		2018		2017		2016		2015
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$62.97	$20.66	$63.72	$20.92	$52.56	$17.26	$50.15	$16.46	$49.00	$16.09
Unit value - End of period	$81.67	$26.80	$62.97	$20.66	$63.72	$20.92	$52.56	$17.26	$50.15	$16.46
Net assets at end of period (000’s)	$37,427	$9,997	$30,779	$8,115	$32,838	$8,893	$28,500	$7,721	$29,322	$7,881
Units outstanding at end of period (000’s)	457	372	489	393	515	425	542	447	585	479
Total return (1)	29.70%	29.72%	-1.18%	-1.24%	21.23%	21.21%	4.81%	4.86%	2.35%	2.30%
Investment income ratio (2)	0.59%	0.59%	0.70%	0.70%	0.78%	0.78%	0.84%	0.84%	1.13%	1.13%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Large Cap Value Fund, Class I, Subaccount
	2019		2018		2017		2016		2015
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$140.62	$17.23	$162.33	$19.91	$140.93	$17.29	$125.82	$15.44	$130.44	$16.01
Unit value - End of period	$173.63	$21.27	$140.62	$17.23	$162.33	$19.91	$140.93	$17.29	$125.82	$15.44
Net assets at end of period (000’s)	$65,842	$8,774	$56,209	$7,500	$68,696	$9,277	$63,538	$8,499	$60,169	$8,143
Units outstanding at end of period (000’s)	378	411	400	435	423	466	451	492	478	527
Total return (1)	23.47%	23.45%	-13.37%	-13.46%	15.18%	15.15%	12.01%	11.98%	-3.54%	-3.56%
Investment income ratio (2)	1.44%	1.44%	1.50%	1.50%	2.39%	2.39%	1.53%	1.53%	1.22%	1.22%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	Ultra Series Mid Cap Fund, Class I, Subaccount
	2019		2018		2017		2016		2015
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$34.54	$42.04	$35.38	$43.09	$30.85	$37.56	$27.59	$33.58	$27.54	$33.55
Unit value - End of period	$45.83	$55.78	$34.54	$42.04	$35.38	$43.09	$30.85	$37.56	$27.59	$33.58
Net assets at end of period (000’s)	$12,144	$11,517	$9,965	$9,302	$10,863	$10,284	$9,923	$9,534	$9,407	$9,207
Units outstanding at end of period (000’s)	264	206	289	221	307	239	322	254	341	274
Total return (1)	32.69%	32.68%	-2.37%	-2.44%	14.68%	14.72%	11.82%	11.85%	0.18%	0.09%
Investment income ratio (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%	0.02%	0.07%	0.07%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Moderate Allocation Fund, Class I, Subaccount
	2019		2018		2017		2016		2015
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	—	$13.69	—	$14.45	—	$12.72	—	$11.95	—	$12.18
Unit value - End of period	—	$15.79	—	$13.69	—	$14.45	—	$12.72	—	$11.95
Net assets at end of period (000’s)	—	$2,258	—	$2,004	—	$2,186	—	$1,950	—	$1,847
Units outstanding at end of period (000’s)	—	143	—	146	—	151	—	153	—	155
Total return (1)	—	15.34%	—	-5.26%	—	13.60%	—	6.44%	—	-1.89%
Investment income ratio (2)	—	2.24%	—	1.09%	—	2.06%	—	1.96%	—	1.63%
Expense ratio (3)	—	0.90%	—	0.90%	—	0.90%	—	0.90%	—	0.90%

	Vanguard VIF Money Market Portfolio, Subaccount
	2019		2018		2017		2016 (a)		2015
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$10.10	$10.10	$10.00	$10.00	$10.00	$10.00	10	10	—	—
Unit value - End of period	$10.22	$10.22	$10.10	$10.10	$10.00	$10.00	10	10	—	—
Net assets at end of period (000’s)	$749	$807	$1,046	$839	$914	$1,250	962	1,044	—	—
Units outstanding at end of period (000’s)	73	79	104	83	91	125	96	104	—	—
Total return (1)	1.19%	1.19%	1.00%	1.00%	—	—	—	—	—	—
Investment income ratio (2)	2.25%	2.25%	1.87%	1.87%	1.00%	1.00%	0	0	—	—
Expense ratio (3)	0.00%	0.00%	0.90%	0.90%	0.90%	0.90%	0	0	—	—

^ This Subaccount is not available in this product type.

(1) The Total Return represents the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year.

(2) The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the daily average net assets for the period indicated. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(3) The Expense Ratio represents the annualized contract expenses of the respective contract of the subaccount, consisting of mortality and expense risk charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(a) For the period of February 15, 2016 to December 31, 2016 with a beginning unit value of $10.00. Total return is based on the beginning unit value. The Subaccount commenced operations effective February 12, 2016.

(8) Subsequent Events

The Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

CMFG Life Insurance Company and Subsidiary

Consolidated Statutory Basis Financial Statements for CMFG Life Insurance Company and Subsidiary as of December 31, 2019 and 2018 and for each of the Three Years Ended December 31, 2019, 2018 and 2017, Supplemental Schedules as of and for each of the Years Ended December 31, 2019 and 2018 and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Audit Committee and Stockholder of

CMFG Life Insurance Company

Waverly, Iowa

We have audited the accompanying consolidated statutory basis financial statements of CMFG Life Insurance Company and Subsidiary (collectively, the "Company"), which comprise the consolidated statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2019 and 2018, and the related consolidated statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2019, and the related notes to the consolidated statutory basis financial statements.

Management's Responsibility for the Consolidated Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated statutory basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated statutory basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated statutory basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated statutory basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated statutory basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated statutory basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the consolidated statutory basis financial statements, the consolidated statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division.

The effects on the consolidated statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 to the consolidated statutory basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the consolidated statutory basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of CMFG Life Insurance Company and Subsidiary as of December 31, 2019 and 2018, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the consolidated statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of CMFG Life Insurance Company and Subsidiary as of December 31, 2019 and 2018, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division as described in Note 2 to the consolidated statutory basis financial statements.

Report on Supplemental Schedules

Our audits were conducted for the purpose of forming an opinion on the consolidated statutory basis financial statements as a whole. The consolidating statutory basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2019 and 2018 and the consolidating statutory basis statements of operations, changes in capital and surplus, and cash flows (collectively “consolidating information”) for the years then ended are presented for the purpose of additional analysis of the consolidated statutory basis financial statements rather than to present the statutory basis financial statements of admitted assets, liabilities and capital and surplus, operations, changes in capital and surplus, and cash flows of the individual companies and are not a required part of the consolidated statutory basis financial statements. The supplemental schedules of selected financial data, summary investment schedules, and supplemental investment risks interrogatories as of and for the year ended December 31, 2019 are presented for purposes of additional analysis and are not a required part of the 2019 consolidated statutory basis financial statements. The consolidating information and schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the consolidated statutory basis financial statements. Such consolidating information and schedules have been subjected to the auditing procedures applied in our audits of the 2019 and 2018 consolidated statutory basis financial statements and certain additional procedures, including comparing and reconciling such consolidating information and schedules directly to the underlying accounting and other records used to prepare the consolidated statutory basis financial statements or to the consolidated statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such consolidating information and schedules are fairly stated in all material respects in relation to the 2019 consolidated statutory basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

March 2, 2020

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus
December 31, 2019 and 2018
($ in 000s)

Admitted Assets	2019	2018

Cash and invested assets
Bonds and notes	$8,814,800	$7,893,644
Common stocks - affiliated	1,132,546	1,090,288
Common stocks - unaffiliated	89,616	66,860
Preferred stocks - unaffiliated	4,391	4,905
Mortgage loans	1,924,182	1,749,148
Real estate occupied by the Company, at cost less accumulated depreciation	62,623	62,909
Real estate held for production of income, at cost less accumulated depreciation	1,462	1,495
Contract loans	109,093	105,960
Derivatives	27,195	7,665
Other invested assets	1,401,415	1,199,993
Receivable for securities sold	2,426	9,078
Securities lending assets	370,263	218,108
Cash, cash equivalents and short-term investments	91,796	91,204

Total cash and invested assets	14,031,808	12,501,257

Premiums in the course of collection	256,900	247,453
Accrued investment income	85,203	83,211
Federal income taxes recoverable	22,692	2,811
Net deferred tax asset	108,799	110,185
Amounts due from reinsurers	913	987
Electronic data processing equipment - at cost, less accumulated depreciation	8,801	1,875
Receivables from affiliates	102,555	107,415
Other assets	13,884	11,988
Separate account assets	6,951,191	5,337,326

Total admitted assets	$21,582,746	$18,404,508

See accompanying notes to consolidated statutory basis financial statements.	3

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus, continued
December 31, 2019 and 2018
($ in 000s)

Liabilities and Capital and Surplus	2019	2018

Liabilities
Policy reserves
Life insurance and annuity contracts	$8,395,842	$7,776,464
Accident and health contracts	909,708	876,072
Liability for deposit-type contracts	759,111	663,254
Policy and contract claims	122,678	108,727
Dividends payable to policyholders	24,101	24,765
Advance premium and experience refunds	92,242	95,058
Reinsurance payable	942	1,002
Interest maintenance reserve	26,222	25,058
Liability for employee retirement plans	223,399	200,340
Amount held for others	6,003	5,275
Payable to affiliates	67,418	78,687
Commissions, expenses, taxes, licenses, and fees accrued	191,418	163,386
Notes and interest payable	330,133	235,191
Asset valuation reserve	594,483	376,011
Derivatives	19,337	2,781
Payable for securities purchased	2,849	9,082
Margin liabilities	231,979	2,620
Other liabilities	24,537	19,461
Payable for securities lending	370,263	218,108
Transfers to (from) separate accounts	41,242	(68,980)
Separate account liabilities	6,951,191	5,337,326

Total liabilities	19,385,098	16,149,688

Capital and surplus
Capital
Common stock, $1 par value, 7,500,000 shares authorized, issued and outstanding	7,500	7,500
Paid-in capital	62,837	62,837
Surplus notes	85,000	85,000
Unassigned surplus	2,042,311	2,099,483

Total capital and surplus	2,197,648	2,254,820

Total liabilities and capital and surplus	$21,582,746	$18,404,508

See accompanying notes to consolidated statutory basis financial statements.	4

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Operations
Years Ended December 31, 2019, 2018 and 2017
($ in 000s)

	2019	2018	2017

Income
Premiums and other considerations
Life and annuity contracts	$3,377,637	$2,909,017	$2,558,647
Accident and health contracts	584,284	565,189	571,499
Supplementary contracts	26,621	18,993	21,201
Net investment income	599,161	517,317	485,676
Reinsurance commissions	1,231	1,272	1,299
Separate accounts net gain from operations	—	—	19,009
Commission and fee income	65,813	65,937	68,806
Other income	13,041	14,139	41,658

Total income	4,667,788	4,091,864	3,767,795

Benefits and expenses
Death and annuity benefits	570,564	522,275	484,934
Disability and accident and health benefits	230,010	229,860	227,407
Interest on deposit-type contracts	24,055	17,645	13,287
Other benefits to policyholders and beneficiaries	2,394	2,173	1,535
Surrender benefits	1,587,332	1,728,294	1,564,882
Payments on supplementary contracts with life contingencies, interest and adjustments on policy or deposit-type contract funds, and group conversions	37,244	36,168	34,873
Increase in policy reserves-life and annuity contracts and accident and health insurance	653,007	295,569	148,684
General insurance expenses	763,224	853,281	784,217
Insurance taxes, licenses, fees, and commissions	99,072	104,926	81,237
Net transfers to (from) separate accounts	480,086	123,696	207,525

Total benefits and expenses	4,446,988	3,913,887	3,548,581

Income before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains	220,800	177,977	219,214
Dividends to policyholders	25,329	26,107	25,536

Income before federal income tax expense (benefit) and net realized capital gains	195,471	151,870	193,678
Federal income tax expense (benefit)	(18,017)	27,523	(32,804)

Income before net realized capital gains (losses)	213,488	124,347	226,482
Net realized capital gains (losses), excluding gains transferred to IMR, net of tax expense (2019 - $24,870; 2018 - $38,379; 2017 - $46,286) excluding taxes transferred to IMR (2019 - ($2,257); 2018 - $214; 2017 - $1,266)	(7,722)	3,814	2,734

Net income	$205,766	$128,161	$229,216

See accompanying notes to consolidated statutory basis financial statements.	5

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Changes in Capital and Surplus
Years Ended December 31, 2019, 2018 and 2017
($ in 000s)

	2019	2018	2017

Capital and surplus at beginning of year	$2,254,820	$2,107,167	$2,002,670
Additions (deductions)
Net income	205,766	128,161	229,216
Change in unrealized capital gains (losses), net of tax (2019 - ($4,426); 2018 - $16,667; 2017 - $18,489)	(27,681)	(2,040)	43,622
Change in unrealized foreign exchange capital gain (losses), net of tax (2019 - $289; 2018 - ($298); 2017 - $480)	886	(1,044)	509
Change in net deferred income tax	(14,931)	56,875	(93,423)
Change in nonadmitted assets	29,851	(6,368)	(11,941)
Change in asset valuation reserve	(218,472)	3,990	(9,803)
Change in employee retirement plans, net of tax (2019 - ($1,753); 2018 - $2,679; 2017 - $1,545)	(6,591)	10,079	(3,177)
Dividends to stockholders	(26,000)	(42,000)	(31,500)
Other changes in surplus of separate accounts due to correction of prior year reserve calculation (Note 17)	—	—	(19,006)
	—
Net additions (deductions)	(57,172)	147,653	104,497

Capital and surplus at end of year	$2,197,648	$2,254,820	$2,107,167

See accompanying notes to consolidated statutory basis financial statements.	6

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Cash Flows
Years Ended December 31, 2019, 2018 and 2017
($ in 000s)

	2019	2018	2017

Cash from operating activities
Premiums and other considerations	$3,987,017	$3,461,107	$3,129,937
Net investment income received	605,357	451,150	491,142
Reinsurance commissions	1,231	1,272	1,299
Other income	70,889	69,245	98,327
Policy and contract benefits and dividends paid	(2,448,067)	(2,532,697)	(2,333,908)
Operating expenses paid	(839,603)	(960,961)	(836,218)
Federal income taxes paid	(26,732)	(27,103)	(58,780)
Net transfers (to) from separate accounts	(417,880)	(178,257)	(198,020)

Net cash provided by operating activities	932,212	283,756	293,779

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,397,360	1,241,624	997,168
Stocks	119,905	60,528	62,749
Mortgage loans	134,470	198,590	168,107
Real estate	—	6,180	2,725
Other invested assets	338,010	109,794	350,965
Net change in receivables from securities sold	72	—	—
Miscellaneous proceeds	68,877	26,202	8,815

Total investment proceeds	2,058,694	1,642,918	1,590,529

Cost of investments acquired
Bonds and notes	2,244,552	978,392	1,236,846
Stocks	180,045	176,942	77,608
Mortgage loans	309,504	202,732	378,244
Real estate	7,734	4,895	2,973
Other invested assets	376,093	451,695	279,624
Miscellaneous applications	171,495	93,444	18,806

Total investments acquired	3,289,423	1,908,100	1,994,101

Net increase in contract loans	3,133	2,580	680

Net cash used in investing activities	(1,233,862)	(267,762)	(404,252)

Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	72,719	(54,533)	(49,084)
Net deposits (withdrawals) on deposit-type contracts	72,804	95,846	182,422
Dividends to stockholders	(26,000)	(42,000)	(31,500)
Other cash provided (used)	182,717	(25,806)	1,524

Net cash provided by (used in) financing and miscellaneous activities	302,240	(26,493)	103,362

See accompanying notes to consolidated statutory basis financial statements.	7

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Cash Flows, continued
Years Ended December 31, 2019, 2018 and 2017
($ in 000s)

	2019	2018	2017
Net change in cash, cash equivalents and short-term investments	$592	$(10,499)	$(7,111)
Cash, cash equivalents and short-term investments at the beginning of year	91,204	101,703	108,814

Cash, cash equivalents and short-term investments at the end of year	$91,796	$91,204	$101,703

Supplemental disclosure of non-cash transactions
Non-cash exchange of debt securities, disposals - taxable	$—	$(419)	$(7,110)
Non-cash exchange of debt securities, acquisitions - taxable	—	419	6,811
Non-cash exchange of debt securities, disposals - tax free	(135,899)	(28,065)	(26,836)
Non-cash exchange of debt securities, acquisitions - tax free	135,899	28,065	26,839
Non-cash receipt of bonds and notes from securities lending	6,148	—	—
Cash paid during the year for interest	13,580	17,920	13,370
Interest capitalization	11	943	860
Receipt of bonds and notes to settle intercompany receivable	48,014	—	—
Capital contribution of securities to affiliates	—	(46,264)	—
Dividend of securities from subsidiary	39,627	70,462	—
Transfer of investment in MCA Fund II for equity interest of MCA Fund II Holding	—	—	335,222
Receipt of debt securities for exchange of equity interest in MCA Fund II Holding	—	—	72,000

See accompanying notes to consolidated statutory basis financial statements.	8

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 1: Nature of Business

The accompanying consolidated statutory basis financial statements include the accounts of CMFG Life Insurance Company (“CMFG Life”) and its indirect wholly-owned subsidiary MEMBERS Life Insurance Company (“MEMBERS Life”) (collectively “the Company”). MEMBERS Life is a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is a wholly-owned subsidiary of CMFG Life. CMFG Life and MEMBERS Life are stock life insurance companies organized under the laws of Iowa for the principal purpose of serving the insurance needs of credit unions and their members. Their primary products include group credit life and group credit disability, retirement plan group annuities and plan administration, group life and disability products and life, health and annuity policies.

The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. The Company markets its products for credit union members through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company’s subsidiaries and affiliates are engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance and other businesses, most of which are targeted and designed for credit unions and their members. MEMBERS Life sells single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity contracts to credit union members through face-to-face distribution channels. It also services existing blocks of individual and group life policies. MEMBERS Life has reinsurance agreements with CMFG Life under which it cedes 100% of its business to CMFG Life. These agreements have been eliminated in the consolidated results.

The Company is authorized to sell life, health and annuity policies in all 50 states and the District of Columbia and most of its revenue and that of its affiliated companies is generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represent more than 8%, 7% and 8% of the Company’s premiums for the years ended December 31, 2019, 2018, and 2017, respectively. The Company’s group and individual annuity premiums represented 64%, 60% and 57% of total premiums for the years ended December 31, 2019, 2018, and 2017, respectively. The Company’s credit life and credit disability premiums represented 12%, 13% and 16% of total premiums for the years ended December 31, 2019, 2018, and 2017, respectively.

The accompanying consolidated statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6 for a description of the more significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have differed had these transactions been consummated with unrelated parties.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”). All intercompany accounts and transactions have been eliminated.

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile.

9

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Prescribed Statutory Accounting Practice

CMFG Life uses the following prescribed statutory accounting practice approved by the Insurance Department which differs from practices in the APPM: CMFG Life holds debt securities in its separate account for its single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity. Insurance entities are required to report assets allocated to the separate account at fair value. As a result of the prescribed practice, CMFG Life reports debt securities allocated to the separate account for its single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity at amortized cost, or at the lower of amortized cost or fair value, based on the security’s NAIC designation. CMFG Life also reports mortgage loans allocated to the separate account at amortized cost. Net income is not affected by this prescribed practice.

A reconciliation of the Company’s capital and surplus as calculated by the accounting practices promulgated in the APPM and prescribed by the Insurance Department is shown below as of December 31:

	Capital and Surplus
	2019	2018

As determined using APPM	$2,329,368	$2,184,958

Prescribed practice
Carrying value of separate account assets	(131,720)	69,862
Total effect of prescribed practice	(131,720)	69,862

As reported	$2,197,648	$2,254,820

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes, prepaid expenses, furniture, equipment, asset for contingent future payments and certain receivables) are excluded from the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP the change is reflected in net investment income.

Affiliated common stocks are accounted for on the equity method using the Company’s ownership percentage and the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory equity. The financial statements of affiliates must be audited or they are nonadmitted. Equity in the earnings and other equity activity of affiliates is reflected in the consolidated statement of changes in capital and surplus as changes in unrealized capital gains (losses). Under GAAP, majority-owned subsidiaries are consolidated and equity in the earnings of unconsolidated affiliates is reported in the statement of income.

10

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Dividend income from affiliates is recorded in investment income. Under GAAP, dividends reduce the carrying value of the investment in affiliate.

For statutory accounting, the change in fair value of unaffiliated common stock is recorded in surplus in the consolidated statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated common stock is recorded in net realized investment gains (losses) in the income statement.

For statutory reporting, the amortization of low income housing tax credit investments (“LIHTC”) is reported in net investment income, whereas for GAAP reporting, the amortization is reported in income tax expense.

Under GAAP, the ineffectiveness of a fair value hedge or cash flow hedge, if any, is recorded as realized capital gains and losses.  On a statutory basis, derivatives which follow hedge accounting are reported in a manner consistent with the hedged item.  Under GAAP, the change in fair value of a non-hedge derivative is recorded as realized capital gains and losses.  On a statutory basis, derivatives used in a hedging transaction which do not meet the criteria for hedge accounting are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Embedded derivatives in certain annuity contracts are not bifurcated from the host contract for statutory accounting, whereas under GAAP accounting the embedded derivatives are bifurcated from the host contract and accounted for and reported separately at fair value.

The changes in fair value of derivative contracts are recorded in unassigned surplus as a change in unrealized capital gains and losses, while under GAAP they are recorded in the statement of operations unless the contracts meet certain hedge accounting criteria.

For statutory accounting, after an other-than-temporary impairment of bonds, other than loan-backed securities, is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, the bond’s new cost basis is the net present value of expected cash flows or its fair value if the Company does not intend to hold the security until it has recovered.

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

All leases are classified as operating leases for statutory reporting, whereas, under GAAP, leases that meet certain criteria are designated as capital leases. Capital leases are recorded as an asset, subject to depreciation, with a corresponding liability initially equal to the present value of the lease payments.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the consolidated statement of comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations.

11

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory reporting. Such a reserve is not recorded under GAAP. For statutory reporting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Under both GAAP and statutory accounting employers establish a prepaid asset or liability, as applicable, for the difference between the benefit obligation and the fair value of benefit plan assets. Gains or losses and prior service costs or credits are recognized as a component of comprehensive income for GAAP; on a statutory basis these items are reflected in the Company’s surplus.

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets as under GAAP.

Deposits, surrenders, and benefits on certain annuity and deposit administration contracts, including those recorded in the separate accounts, are recorded in the consolidated statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Single premium deferred index annuities, single premium deferred modified guaranteed index annuities and flexible premium variable and index linked deferred annuities are reported as a separate account product for statutory reporting.  For GAAP, only the variable annuity component of the flexible premium variable and index linked deferred annuity is reported as a separate account product, with the other related assets and liabilities reported in the general account because criteria for separate account reporting are not met.  The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

The provision for policyholder dividends is based on the board of directors’ determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year; under GAAP, dividends are provided for ratably over the premium-paying period in accordance with dividend scales that are based on experience of the participating policies.

Under statutory accounting practices, the Company is required to include in investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Such income and expense are not recorded under GAAP.

Comprehensive income and its components are not presented in the consolidated statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

Surplus notes meeting regulatory requirements are reported as part of statutory capital and surplus, but under GAAP as a liability.

The consolidated statutory basis statements of cash flows are presented in the required statutory format.  Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

12

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Use of Estimates

The preparation of the consolidated statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, the asset for contingent future payments, reinsurance balances, policy and claim reserves, and pension and postretirement obligations are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed bonds and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Common stocks – affiliated: Affiliated common stocks are accounted for on the equity method using the Company’s ownership percentage applied to the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory equity. The adjustments primarily are to treat certain assets as nonadmitted. Other affiliates are valued using their GAAP equity. The financial statements of the affiliate must be audited or its carrying value is reduced to zero. If net gains by the affiliates are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the dividend and the previously unrealized net gains are reversed.

Certain affiliates are owned by CMIC. The valuation of these affiliates, excluding MEMBERS Life, is reflected in the Company’s carrying value of CMIC. Changes in carrying amounts are reported directly in unassigned surplus.

Common stocks - unaffiliated: Investments in unaffiliated common stocks are stated at fair value.

Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost or NAIC fair value depending on the assigned credit rating and whether the preferred stock has mandatory sinking fund provisions.

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in realized capital losses and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral.

13

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Real estate occupied by the Company and real estate held for production of income: Real estate occupied by the Company and real estate held for the production of income are carried at cost net of accumulated depreciation. Real estate is depreciated using the straight-line method over the useful lives of the assets, ranging from five to fifty years. Depreciation expense is included in investment expense. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized capital losses. Real estate is deemed to be impaired when the carrying value exceeds the sum of the undiscounted cash flows expected to result from the investment.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets include limited partnerships and limited liability companies (collectively, “limited partnerships”), investments in surplus notes carried at amortized cost and LIHTC.

Limited partnerships primarily represent interests in affiliates, which invest in unaffiliated limited partnerships and are accounted for using the equity method of accounting with changes in carrying amounts recorded directly to unassigned surplus. Accordingly, the Company’s investments in these limited partnerships are carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnerships. Due to the timing of the availability of financial statements from the partnerships’ general partners, limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions.

LIHTC are investments in partnerships that generate and realize low income housing tax credits. LIHTC are carried at amortized cost, unless considered impaired, and are accounted for using the proportional amortization method. Under the proportional amortization method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

Securities lending: The Company participates in a securities lending program, whereby certain securities are loaned for a short period of time from the Company’s portfolio to qualifying third parties. Terms of the agreement are for borrowers of these securities to provide collateral of at least 102% of the fair value of the loaned securities; the Company is permitted by contract to sell or repledge this collateral. Acceptable collateral may be in the form of cash or U.S. government securities as outlined in the securities lending agreement. The fair value of the loaned securities is monitored daily and additional collateral is obtained if the fair value of the collateral falls below 102% of the market value of the loaned securities.

While the Company is exposed to credit risk in the event of default of third party counterparties or changes in collateral values, the risk is minimal due to the contractual nature of these arrangements, which requires the Company to obtain collateral with a fair value that exceeds the value of the securities lent to the borrower.

The loaned securities remain an asset of the Company; however, the Company records a liability for the amount of collateral held, representing its obligation to return the collateral related to the loaned securities. Collateral on deposit is also included in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus. The Company typically invests cash collateral in short-term securities. See Note 3 for further details on the Company’s securities lending program.

Net investment income: Investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as investment income. Mortgage loan origination fees are included in income in the period received. Limited partnership income is recorded and classified in accordance with general partner instructions. Distributions from underlying investments in limited partnerships, other than those classified as a return of capital, are reported as investment income.

14

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Net realized capital gains: Realized capital gains and losses on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as realized gains and losses.

Net unrealized capital gains: Unrealized capital gains and losses are included in unassigned surplus, net of deferred federal income taxes.

NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments. The number of 5GI securities, by investment type, and the statement value and fair value for those securities is shown in the following tables.

	Number of 5GI	Aggregate Statement	Aggregate
December 31, 2019	Securities	Value	Fair Value

Bonds and notes	9	$38,795	$43,145

Total	9	$38,795	$43,145

	Number of 5GI	Aggregate Statement	Aggregate
December 31, 2018	Securities	Value	Fair Value

Bonds and notes	7	$22,094	$20,977
Preferred stocks	1	686	686

Total	8	$22,780	$21,663

Cash, Cash Equivalents and Short-term Investments

Cash and short-term investments include unrestricted deposits in financial institutions and investments with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Short-term investments, other than money market mutual funds, are reported at amortized cost. Money market mutual funds are valued based on the closing price as of December 31.

Repurchase agreements are received as part of the Company’s security lending program. Under these agreements, the Company transfers cash or short-term securities to approved counterparties and receives U.S. Treasury or investment grade securities pledged as collateral. The terms of the agreement are for counterparties to provide collateral of at least 102% of the fair value of the loaned securities, depending on the type of security pledged as collateral.

The Company’s exposure to credit risk related to the repurchase agreements is limited, due to the nature of the collateral received. The Company has counterparty exposure on these trades in the event of a counterparty default to the extent the collateral security’s value is below the amount of cash or securities the Company delivered to acquire the collateral. The short-term nature of the transactions reduces that exposure.

15

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Electronic Data Processing Equipment, Software, Furniture and Equipment, Leasehold Improvements

Equipment and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years. The useful life of capitalized internally developed software ranges from three to five years. The following table is a summary of equipment and software. Assets not meeting the definition of admitted assets are nonadmitted.

	2019	2018

Electronic data processing equipment-admitted
Electronic data processing equipment	$31,518	$22,292
Accumulated depreciation	(22,717)	(20,417)
Net electronic data processing equipment-admitted	8,801	1,875

Equipment, leasehold improvements and software-nonadmitted
Furniture and equipment	40,148	41,321
Leasehold improvements	971	971
Internally developed software	183,102	150,937
Purchased software	32,836	31,266
Total equipment, leasehold improvements and software-nonadmitted	257,057	224,495
Accumulated depreciation-nonadmitted	(159,664)	(135,285)
Net equipment, leasehold improvements and software-nonadmitted	97,393	89,210

Net equipment, leasehold improvements and software	$106,194	$91,085

Depreciation expense totaled $14,161, $11,495, and $11,091, in 2019, 2018, and 2017, respectively.

In 2018 and 2017, the Company recognized impairment losses of $3,381 and $1,546, respectively, related to internally developed software, which is included in general insurance expenses within the consolidated statutory basis statements of operations for the year ended December 31, 2018 and 2017. There was no impairment loss recognized in 2019.

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the consolidated statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

Incurred but not reported reserves are recorded as the difference between paid losses to-date and the ultimate loss selections for each accident year. Expected development on reported credit disability claims are calculated using continuance tables, which provide the probability that a claim, at a given age, will have additional payments. These tables are calculated using actual historic company experience. Expected development is combined with paid losses for use in actuarial techniques using reported losses.

16

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Actuarial techniques for unpaid claims and claim adjustment expenses primarily include paid and reported development techniques, their corresponding Bornhuetter-Ferguson methods (a combination of the expected loss ratio and paid development or reported development method), and prior ultimate loss selections. Expected loss ratio inputs for an accident year are generally based on the most recent quarterly financial forecast, which considers historic loss experience and current trends. Reserves for adjusting expenses are set as a percentage of the unpaid loss estimate, based on internal studies.

Within any one line of business, the methods that are given more influence vary based primarily on the maturity of the accident year, the mix of business and the particular internal and external influences impacting the claims experience or the methods.

Gross reserves for unpaid claims and claim adjustment expenses of $251,724 and $267,284 on certain claims, principally those resulting from a disability, are discounted at rates between 0.63% and 0.99% as of December 31, 2019 and 2018. The aggregate discount deducted from gross reserves was $5,378 and $4,877 as of December 31, 2019 and 2018, respectively. Interest accretion, a result of unwinding the prior year discount, of $2,444, $1,726 and $2,048 was recorded in disability and accident and health benefits within the consolidated statutory basis statements of operations for the years ended December 31, 2019, 2018 and 2017, respectively.

Policy Reserves

Credit life and disability reserves: Credit disability policy reserves are computed primarily using the mean rule and rule of anticipation methods, which reflect statutory requirements and industry standards. Credit life policy reserves are calculated as the higher of a mortality reserve based on the Company’s experience or an unearned premium reserve using the rule of anticipation method, compared on an aggregate basis.

Group long-term disability reserves: Group long-term disability reserves are calculated using the 1987 Commissioners Group Disability Table at a 4.0% to 6.0% interest rate, which varies by issue date. For 2008 and prior accident years, the whole life interest index is used. For accident years 2009 and subsequent years, the single premium immediate annuity interest index, less 100 basis points, is used.

Universal life and variable universal life: The reserve is equal to the account balance and unearned revenue.

Pension risk transfer reserves: Pension Risk Transfer reserves are computed using the Commissioners Reserve Valuation Method, which reflects statutory requirements.  Valuation interest rates are determined quarterly in compliance with Valuation Model (“VM”) 22. Interest rates that are used in determining the present value of future payments range from 2.3% to 4.3% in 2019 and 2.3% to 4.0% in 2018 and 3.8% in 2017.

Life reserves: Traditional life insurance reserves are computed on either the net level reserve basis or the commissions reserve valuation method basis dependent on product type and issue date. Depending upon the issue year, either the American Experience table, the American Men table, the 1941, 1958, 1980, 2001, or 2017 Commissioners Standard Ordinary mortality table is used. Interest assumptions range primarily from 2.0% to 6.0% in 2019, 2.0% to 6.0% in 2018 and 2.3% to 6.0% in 2017.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

17

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The Company had $1,516,602, $1,764,170, and $2,063,274 at December 31, 2019, 2018, and 2017, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation law set by Iowa regulations. The Company included additional premium deficiency reserves of $10,051 and $11,575 at December 31, 2019 and 2018 in policy reserves on the consolidated statutory basis statement of admitted assets, liabilities and capital and surplus for these policies. The Company anticipates investment income as a factor in the premium deficiency reserve calculation.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

Group pension annuity reserves: Policyholder reserves related to group pension annuity contracts are computed using the Commissioner’s Reserve Valuation Method (“CRVM”) during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 1.15% to 3.00% in 2019 and 2018 and 1.0% to 3.0% in 2017. The future minimum guaranteed interest credited rates during the life of the contracts range from 0.0% to 3.0% in 2019, 2018 and 2017. For contracts that have annuitized, interest rates that are used in determining the present value of future payments range from 2.25% to 7.5% in 2019 and 2018 and 3.5% to 7.5% in 2017. Reserves for the group pensions immediate annuities are in excess of the minimum reserve standards as defined in the standard valuation law, NAIC Appendix A-820.

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the Commissioner's Annuity Reserve Valuation Method (“CARVM”), along with VM 21 for fixed annuities, equity indexed annuities and variable annuities, during the contract accumulation period and the present value of future payments for contracts that have annuitized.  Policyholder reserves related to single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity contracts are computed using CARVM, along with Actuarial Guideline (AG) 33 and 35 and VM 21 for policies greater than ten days after issue; for the first ten days, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value. Current interest rates credited during the contract accumulation period range from 1.0% to 5.00% in 2019, and 1.0% to 5.25% 2018 and 2017.  The future minimum guaranteed interest credited rates during the life of the contracts range from 1.0% to 4.5% in 2019, 2018, and 2017.  For contracts that have annuitized, interest rates that are used in determining the present value of future payments range from 2.25% to 7.5% in 2019 and 2018 and 3.5% to 7.5% in 2017.

Long-term care reserves: Long-term care (“LTC”) reserves consist of active life reserves and disabled life reserves.  LTC active life reserves are computed on the 1-year full preliminary term basis.  Disabled life reserves are computed as the present value of expected claim payments.  Mortality assumptions depend on the issue year; the Adjusted 1980 Commissioners Standard Ordinary, 1983 Group Annuity Mortality and 1994 Group Annuity Mortality tables are used.  Morbidity assumptions are based on historical claims experience and industry and consultant experience studies.  Lapse rate assumptions are based on issue year and are the maximum allowed termination rates for LTC policies specified in VM 25.  Valuation interest rates are the dynamic whole life interest rate based on the issue year and ranges from 3.5% to 5.0%.  For disabled life reserves, the disablement date is considered to be the issue date for the purpose of determining the mortality tables and interest rates.

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and funding agreements issued to the Federal Home Loan Bank of Des Moines ("FHLB").

18

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Provision for Participating Policyholder Dividends

Policyholder dividends are paid on certain policies, primarily individual life insurance. Dividends are approved by the board of directors, based on experience of the participating policies, and recorded on an accrual basis. Dividends are paid on policies representing 45% and 48% of the individual life direct and assumed reserves of $2,135,300 and $1,970,927 as of December 31, 2019 and 2018, respectively.

Revenue Recognition

Credit life and disability coverages are offered on either a single premium or monthly premium basis and revenue is earned in relation to anticipated benefits to policyholders. Term life, whole life, universal life, variable universal life, accidental death and dismemberment and LTC insurance premiums are recognized as premium income when due. Annuity deposits are credited to revenue when received. Health insurance premiums are recognized as income on a monthly pro rata basis over the time period to which the premiums relate. Consideration received on deposit-type contracts, which do not contain any life contingencies, are recorded directly to the related reserve liability.

The Company has entered into retrospective rating agreements for certain credit life and credit disability contracts. Premium for contracts subject to these agreements was $375,060 in 2019, $384,955 in 2018, and $355,435 in 2017, representing 9% of net premiums for 2019 and 11% in 2018 and 2017. Retrospective premiums are accrued in premium individually for each qualifying policy based on premium and claim experience. Accrued retrospective premium receivables are treated as nonadmitted because they have no fixed due date.

Credit Union Reimbursements

The Company reimburses credit unions for certain expenses that arise due to the production of new and renewal business, primarily credit insurance and life and accident and health products sold by direct mail. These expenses are administrative expenses incurred directly by the credit unions. The Company incurred and expensed $234,205, $225,193, and $224,390 for the years ended December 31, 2019, 2018, and 2017, respectively.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5 for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

Derivative Financial Instruments

The Company uses derivative instruments, such as swaps, options, and futures to manage exposure to various currency and market risks. Most derivatives are recorded at estimated fair value with changes in fair value recorded as unrealized capital gains and losses in unassigned surplus. Swaps used to hedge the interest rate and foreign currency exposure of bonds are recorded at amortized cost. When such derivatives are sold or otherwise disposed of, the Company records a realized capital gain or loss.

19

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The Company may designate certain derivatives as fair value hedges or cash flow hedges. At inception of the hedge, the Company formally documents the hedging relationship, risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. Quarterly, the Company performs procedures to assess the effectiveness of the hedging relationship and the change in fair value associated with any ineffectiveness is recorded in net realized investment gains and losses.

Reinsurance

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying consolidated statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

Separate Accounts

The Company issues variable annuities, variable life insurance policies, single premium deferred index annuities, single premium deferred modified guaranteed index annuities and flexible premium variable and index linked deferred annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying consolidated statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. Variable annuity and variable life insurance contract holders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. Some policies contain contract provisions wherein the Company guarantees either a minimum return or account value upon death, partial withdrawal or at a specified contract anniversary date. The liabilities for these guarantees are included in policy reserves for life insurance and annuity contracts in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus.

Separate account assets for the variable annuity, variable life, and the variable annuity component of the flexible premium variable and index linked deferred and single premium deferred modified guaranteed index annuity are stated at fair value. Debt securities within the single premium deferred index and flexible premium variable and index linked deferred annuity separate account assets are stated at amortized cost, or at the lower of amortized cost or fair value, based on the security’s NAIC designation. The Company also reports mortgage loans held in the separate account at amortized cost. See Note 2 – Summary of Significant Accounting Policies, Prescribed Statutory Accounting Practice for details on this treatment. Separate account liabilities are accounted for in a manner similar to other policy reserves. In the event that the asset values of certain contract holder’s accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to income. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying consolidated statutory basis statements of operations. Investment income and realized and unrealized capital gains and losses of the separate account assets, with the exception of assets related to single premium deferred index annuities and the risk control accounts of the single premium deferred modified guaranteed index annuities and flexible premium variable and index linked deferred annuities, accrue directly to the contract holders and, therefore, are not included in the Company’s consolidated statutory basis statements of operations.

Variable annuity and variable life contract holders are able to invest in investment funds managed for their benefit. Approximately 20% and 22% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission as of December 31, 2019 and 2018, respectively.

20

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The Company invests the single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium deferred variable premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%.  The Secure and Growth Accounts both have credited interest rate caps that vary with issuance. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term only the Secure Account will be available as an option to the policyholder.

Foreign Exchange

The Company’s consolidated statutory basis financial statements are impacted by foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies. Revenues and expenses of foreign branch operations are translated into U.S. dollars at a weighted average exchange rate for the period.

Assets and liabilities are translated at the exchange rate existing on the balance sheet date. Changes in asset and liability values due to fluctuations in foreign currency exchange rates are recorded as unrealized capital gains and losses until the asset is sold or exchanged or the liability is settled. Upon settlement, previously recorded unrealized foreign exchange gains and losses are reversed and the foreign exchange gain or loss for the entire holding period is recorded as a realized gain or loss.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, common stocks and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Commission and Fee Income

The Company acts as an investment advisor and administrator of employee benefit plans. Revenues for advisory services are largely based upon contractual rates applied to the market value of the customer’s portfolio and are recognized on a pro rata basis. Fees received for employee benefit plan recordkeeping and reporting services are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service.

Benefit Plans

The Company’s employees participate in qualified defined benefit pension plans sponsored by TruStage Financial Group, Inc. (“TruStage”), the Company’s parent. The Company records an expense for its contribution and the administration of the plan by the parent. This expense is recorded in general insurance expenses on the consolidated statutory basis statements of operations.

21

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The Company recognizes costs for its non-qualified defined benefit pension and postretirement benefit plans on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost and interest cost. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years’ benefit costs due to plan amendments, as well as the applicable amortization of actuarial gains or losses arising from experience different than assumed or changes in actuarial assumptions. To the extent that actuarial gains or losses and prior service costs and credits have not been included in net periodic benefit costs and create a prepaid asset, the asset is nonadmitted.

The Company provides life and contributory medical insurance benefits for some retirees. Retirees become eligible to participate based upon age and years of service. Periodic net benefit expense is based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation and amortization of actuarial gains and losses.

Recently Adopted Accounting Standards

Effective for 2019 reporting, the NAIC expanded the disclosures related to policy withdrawal characteristics. The existing disclosures for annuity and deposit type contracts now must be split between group and individual policy categories. Further, the withdrawal characteristics of life insurance contracts by type are now required. These changes had no impact on the Company’s financial statements other than the modified disclosures, which have been incorporated into Note 9.

Accounting Standards Pending Adoption

The NAIC has adopted amendments to prescribe new statutory principles-based reserve valuation standards which the Company will adopt January 1, 2020. The amendments affect new business only. The Company's life product mix does not include certain of the impacted products; for those products which are impacted, the product features are not materially impacted after adoption. Accordingly, the guidance will not have a material impact on the consolidated statutory basis financial statements.

22

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2019 and 2018 are as follows:

	Statement	Gross Unrealized
December 31, 2019	Value	Gains	Losses	Fair Value

U.S. government and agencies	$213,544	$5,475	$—	$219,019
States, territories and possessions	25,926	5,169	—	31,095
Political subdivisions of states territories and possessions	244,653	47,927	—	292,580
Special revenue and special assessment obligations	23,159	6,020	—	29,179
Industrial and miscellaneous	6,453,237	406,173	(16,133)	6,843,277
Mortgage-backed securities
Residential mortgage	532,435	21,522	(485)	553,472
Commercial mortgage	481,388	10,959	(1,900)	490,447
Non-mortgage asset-backed securities
Other structured securities	806,394	4,960	(4,840)	806,514
Other - affiliated	34,064	21	—	34,085

Total bonds and notes	$8,814,800	$508,226	$(23,358)	$9,299,668

	Statement	Gross Unrealized
December 31, 2018	Value	Gains	Losses	Fair Value

U.S. government and agencies	$164,331	$13	$(6,087)	$158,257
States, territories and possessions	32,249	4,054	(100)	36,203
Political subdivisions of states territories and possessions	287,070	32,382	(2,814)	316,638
Special revenue and special assessment obligations	31,219	3,899	(868)	34,250
Industrial and miscellaneous	5,986,889	75,739	(202,966)	5,859,662
Mortgage-backed securities
Residential mortgage	467,688	13,962	(10,046)	471,604
Commercial mortgage	450,514	5,718	(6,373)	449,859
Non-mortgage asset-backed securities
Other structured securities	424,809	1,499	(9,692)	416,616
Other - affiliated	48,875	—	(1)	48,874

Total bonds and notes	$7,893,644	$137,266	$(238,947)	$7,791,963

23

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The statement value and fair value of bonds and notes at December 31, 2019, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value

Due in one year or less	$382,120	$386,545
Due after one year through five years	1,501,436	1,561,390
Due after five years through ten years	2,658,683	2,798,319
Due after ten years	2,418,280	2,668,896
Mortgage-backed securities	1,013,823	1,043,919
Non-mortgage asset-backed securities	840,458	840,599

Total bonds and notes	$8,814,800	$9,299,668

Investment in Common Stocks – Affiliated

The Company owns common stock in various subsidiaries and affiliates. The most significant of these investments is a 100% equity interest in CMIC, which is primarily a holding company and has a statutory carrying value of $1,132,546 and $1,087,534 at December 31, 2019 and 2018, respectively. CMIC’s largest investments include 100% of CUMIS Insurance Society, Inc. (“CUMIS”), an Iowa property and casualty insurer, and 100% of CUNA Brokerage Services, Inc. (“CBSI”), a broker-dealer.

The following table shows the value of affiliated common stock investments at December 31, 2019:

	Gross
	Investment	Nonadmitted	Statement
	in Affiliate	Amount	Value

CUNA Mutual Investment Corporation	$1,132,546	$—	$1,132,546
CUNA Mutual Global Holdings, Inc.	50,991	50,991	—
TruStage Insurance Agency, LLC	58,247	58,247	—
CUNA Mutual AdvantEdge Analytics, LLC	(2,152)	(2,152)	—
CUNA Mutual Management Services, LLC	74,511	74,511	—

Total	$1,314,143	$181,597	$1,132,546

In 2019, the Company made filings with the NAIC for the statement values of affiliates owned as of December 31, 2018 that are admitted assets. In all cases, the NAIC accepted the submitted statement value. The Company is in the process of submitting NAIC filings for the 2019 statement values for the admitted assets shown in the table above.

24

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Significant activity in affiliated common stocks for the years ended December 31, 2019 and 2018 was as follows:

	2019	2018

Capital contributions to subsidiaries - cash	$56,050	$140,373
Transfer of bonds to affiliate	—	46,264
Dividends paid by subsidiaries - cash	55,978	26,155
Receipt of bonds from affiliate	39,627	70,462

Common and Preferred Stocks – Unaffiliated

The cost, gross unrealized gains and losses and fair value of unaffiliated common stocks at December 31 are as follows:

		Gross Unrealized
Common Stocks	Cost	Gains	Losses	Fair Value

December 31, 2019	$89,357	$1,503	$(1,244)	$89,616
December 31, 2018	61,174	5,966	(280)	66,860

The statement value, gross unrealized gains and losses and fair value of preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2019	$4,391	$—	$—	$4,789
December 31, 2018	4,905	61	(186)	4,780

Real Estate

Real estate investments consisted of the following at December 31:

	2019	2018
Real estate occupied by the Company	$204,607	$189,934
Accumulated depreciation	(141,984)	(127,025)

Net real estate occupied by the Company	$62,623	$62,909

Real estate held for the production of income	$3,992	$3,810
Accumulated depreciation	(2,530)	(2,315)

Net real estate held for the production of income	$1,462	$1,495

25

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Depreciation expense on real estate investments held for the production of income, which is netted against rental income and included in net investment income, totaled $251, $288, and $335 for the years ended December 31, 2019, 2018, and 2017, respectively. Depreciation expense on real estate investments occupied by the Company, which is netted against rental income and included in net investment income, totaled $3,540, $3,357, and $3,806 for the years ended December 31, 2019, 2018, and 2017, respectively. There were no impairments recognized on real estate in 2019, 2018 and 2017.

Mortgage Loans

The Company’s mortgage loan portfolio consists mainly of commercial mortgage loans. All outstanding commercial mortgage loans are collateralized by completed properties. At December 31, 2019, the commercial mortgage loan portfolio had an average remaining life of 6.1 years, with all principal due prior to 2050. The Company limits its concentrations of credit risk. No loan to a single borrower represented more than 3.2% of the aggregate mortgage loan portfolio balance.

The following table provides the current and past due amounts of the mortgage loan portfolio at December 31:

	2019	2018
Current	$1,924,182	$1,749,138
1 - 30 days past due	—	10
Total carrying value	$1,924,182	$1,749,148

There were no impaired loans and the Company has no interest accrued on loans greater than 90 days past due as of December 31, 2019 and 2018.

The Company’s mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

	2019	2018
California	20.2%	19.8%
Texas	6.7	7.2
Florida	6.1	6.5
Illinois	5.3	5.9
Ohio	*	5.6
Wisconsin	6.3	5.3

*Less than 5%.

26

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

	2019	2018
Multi-family	31.3%	29.4%
Retail	25.7	28.0
Industrial	27.6	24.8
Office	11.5	13.8
Other	3.9	4.0
Total	100.0%	100.0%

The Company has no commitments as of December 31, 2019 or 2018 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2019 or 2018.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in our commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2019 and 2018, there were no mortgage loans in nonaccrual status and no valuation allowance was established for mortgage loans. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

27

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Loan to value and debt service coverage ratios were as follows at December 31, 2019: at December 31, 20

		Average
	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio
Less than 65%	$1,696,147	2.44
65% to 74%	199,168	1.67
75% to 100%	28,867	1.59
Total	$1,924,182	2.38

Loan to value and debt service coverage ratios were as follows at December 31, 2018:

		Average
	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio
Less than 65%	$1,512,817	2.38
65% to 74%	226,091	1.61
75% to 100%	10,230	2.00
Greater than 100%	10	—
Total	$1,749,148	2.30

Derivative Financial Instruments

Consistent with its risk management strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; reduce interest rate risks of long term assets; manage exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include foreign currency futures, cross currency swaps, interest rate swaps, equity futures and options.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. For those derivatives that qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains or losses.

Futures contracts: Futures contracts (“futures”) are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield and are usually settled net in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges.

Foreign currency futures that are not designated to specific foreign currency risk are not accounted for using hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in net realized capital gains.

28

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Equity futures: Equity futures contracts derive their value from the price level of an underlying index. The Company utilized short positions in futures contracts tied to certain indices to hedge changes in the equity-related aspects of the Company’s investment in limited partnerships in MCA Funds Holding Company LLC (“MCA Funds Holding”). The futures are valued at fair value and recorded through unrealized capital gains (losses) while the futures contracts are open. When the futures contracts are closed, gains (losses) are recognized as a component of realized capital gains (losses).

Cross currency swaps: Cross currency swaps represent the Company’s agreement with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The cross currency swaps are carried at amortized cost. Interest payments paid/received on the cross currency swaps are recorded in net investment income. When the cross currency swaps are closed, gains (losses) are recognized as a component of realized capital gains (losses). The Company is hedging its exposure to the variability in future cash flows for a maximum of 23 years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

Interest rate swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. The net receipt/payment is recorded as an increase/decrease to investment income.

Certain interest rate swaps have been designated as fair value hedges, and certain interest rate swaps of forecasted transactions have been designated as cash flow hedges. The swap contracts are carried at amortized cost to match the book adjusted carrying value methodology prescribed for the currently held bonds or forecasted bond purchases that they are hedging. Interest payments paid/received on the interest rate swaps are recorded in net investment income.

If a swap contract is closed prior to the swap end date, the gain or loss adjusts the basis of the hedged item and is recognized in income in a manner that is consistent with the hedged item. For bonds currently held, gains (losses) are recognized as a component of realized capital gains (losses). For hedges of forecasted transactions, deferred gains or losses are recognized in unrealized gains or losses.

For interest rate swaps that have been designated as cash flow hedges of forecasted transactions, if a forecasted transaction is determined to no longer be probable, hedge accounting will cease immediately. During 2019 and 2018, there were no cash flow hedges discontinued as a result of it no longer being probable that the original forecasted transactions would occur by the end of the originally specified time period or within two months of that date. The maximum length of time over which the Company is hedging the exposure to the variability in future cash flows for forecasted transactions is 34 years.

Interest rate swaps that cannot be designated to specific interest rate risk are not accounted for using hedge accounting. These derivatives are accounted for at fair value with the changes in fair value recorded in surplus as an unrealized gain and loss.

Options: The Company issues equity-indexed annuity, single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity contracts that credit interest on a portion of the contract based on certain indices, primarily the Standard & Poor’s 500 Composite Price Index. A portion of the premium from each customer is invested in primarily investment grade bonds. A portion of the premium is used to purchase over-the-counter put and call options to hedge the change in

29

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

interest credited to the customer as a direct result of the change in the related indices. The options are carried at fair value with changes in fair value recorded in unrealized capital gains (losses). When the options are closed, gains (losses) are recognized as a component of realized capital gains (losses).

Credit risk: The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap, option and currency forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings and collateral requirements. The futures contracts are traded on a regulated exchange and have low counterparty risk. At December 31, 2019, the Company had exposure, net of collateral, of $12,183 in the event of nonperformance by all counterparties. The largest exposure with any one counterparty was $3,889 at December 31, 2019.

The following table provides a summary of the statement value, notional amount and fair value of derivative financial instruments held at December 31, 2019 and 2018.

	Statement	Statement
	Value	Value	Notional	Fair Value	Fair Value
December 31, 2019	Assets	Liabilities	Value	Assets	Liabilities

Futures contracts	$—	$1,030	$95,214	$—	$1,030
Cross currency swaps	2,021	1,289	110,708	2,763	1,248
Interest rate swaps	—	—	115,000	10,945	432
Purchased options contracts	25,174	—	190,945	25,473	—
Written options contracts	—	17,018	200,937	—	17,018

Total derivative financial instruments	$27,195	$19,337	$712,804	$39,181	$19,728

	Statement	Statement
	Value	Value	Notional	Fair Value	Fair Value
December 31, 2018	Assets	Liabilities	Value	Assets	Liabilities

Futures contracts	$111	$27	$9,510	$111	$27
Cross currency swaps	2,906	392	75,295	3,723	777
Interest rate swaps	—	—	120,000	3,511	898
Purchased options contracts	4,648	—	230,497	4,648	—
Written options contracts	—	2,362	242,690	—	2,362

Total derivative financial instruments	$7,665	$2,781	$677,992	$11,993	$4,064

30

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships for the years ended December 31:

	2019
	Realized Capital Gain (Loss)	Unrealized Capital Gain (Loss)	Total

Foreign currency risk hedges	$1,293	$(239)	$1,054
Interest and credit risk hedges	(23)	—	(23)
Equity risk hedges	(8,602)	6,168	(2,434)

Total	$(7,332)	$5,929	$(1,403)

		2018
	Realized Capital Gain (Loss)	Unrealized Capital Gain (Loss)	Total

Foreign currency risk hedges	$537	$346	$883
Equity risk hedges	5,734	(8,841)	(3,107)

Total	$6,271	$(8,495)	$(2,224)

Limited Partnerships

The statement values of the Company’s unaffiliated limited partnerships by type were as follows at December 31:

	2019	2018

Energy	$—	$25
Mezzanine	2,730	3,502
Private equity	1,580	1,810

Total limited partnerships	$4,310	$5,337

The Company made additional investments in unaffiliated limited partnerships in 2019, 2018, and 2017 of $12, $39, and $42, respectively.

The Company owns certain limited liability company (LLC) entities: MCA Fund I Holding LLC (“MCA Holding”), MCA Fund II Holding Company LLC (“MCA Fund II Holding”) and MCA Funds Holding Company LLC (“MCA Funds Holding”). These entities hold investments in unaffiliated limited partnerships.

31

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The financial statements of MCA Holding and MCA Funds Holding were not audited at December 31, 2019 or 2018, and therefore the Company utilized the look-through approach for the valuation of MCA Holding and MCA Funds Holding for 2019 and 2018. The Company limited the value of its investment in MCA Holding and MCA Funds Holding to the value contained in the 2019 and 2018 audited financial statements of the underlying limited partnerships owned by MCA Holding and MCA Funds Holding and its subsidiaries. The carrying value of MCA Holding, which is reflected in other invested assets within the Company’s consolidated statutory basis statements of admitted assets, liabilities and capital and surplus, was $107,036 and $166,663 at December 31, 2019 and 2018, respectively. All liabilities, commitments and contingencies of MCA Holding are reflected in the Company’s carrying value of MCA Holding. The carrying value of MCA Funds Holding, which is reflected in other invested assets within the Company’s consolidated statutory basis statements of admitted assets, liabilities and capital and surplus, was $991,975 and $713,312 at December 31, 2019 and 2018, respectively. All liabilities, commitments and contingencies of MCA Funds Holding are reflected in the Company’s carrying value of MCA Funds Holding. The financial statements of MCA Fund II Holding are audited and the Company did not utilize the look-through approach for the valuation of MCA Fund II Holding.

The Company made additional investments in its affiliated limited partnerships through the holding companies that the Company owns directly. The additional investments made during the years ended December 31, 2019 and 2018 are as follows:

	2019	2018

MCA Fund I LP	$2,895	$2,178
MCA Fund II LP	11,457	22,878
MCA Fund III LP	103,973	126,926
MCA Fund IV LP	219,597	126,868

Total additional investments in affiliated limited partnerships	$337,922	$278,850

The Company’s investment in affiliated limited partnerships at December 31 are shown in the table below:

	2019	2018

MCA Holding	$107,036	$166,663
MCA Fund II Holding	186,350	192,039
MCA Funds Holding	991,975	713,312

Total investment in affiliated limited partnerships	$1,285,361	$1,072,014

The carrying value of the limited partnerships reflected in the Company’s investment in the following affiliated limited partnerships are shown in the table below:

	2019	2018

MCA Holding	$105,300	$154,140
MCA Fund II Holding	242,879	299,075
MCA Funds Holding	989,035	712,581

Total carrying value of affiliated limited partnerships	$1,337,214	$1,165,796

32

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The Company’s maximum exposure to loss associated with affiliated limited partnerships are shown in the table below:

	2019	2018

MCA Holding	$136,767	$201,506
MCA Fund II Holding	248,253	263,367
MCA Funds Holding	1,823,070	1,479,124

Total maximum exposure to loss of affiliated limited partnerships	$2,208,090	$1,943,997

The Company calculates the maximum exposure to loss as the amount invested in the debt or equity of the entity plus other commitments and guarantees to the entity. As described in Note 13, the Company makes commitments to unaffiliated limited partnerships and affiliated limited liability corporations in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to these investees during the years ended December 31, 2019 and 2018.

MCA Fund I LP, MCA Fund II LP and MCA Fund III LP terminate on January 1, 2034, unless extended. MCA Fund IV LP terminates on January 1, 2037, unless extended.

Low Income Housing Tax Credit Investments

The number of remaining years of unexpired tax credit related to LIHTC range from 10 to 12 years as of December 31, 2019. The Company expects to hold these investments until 2029 to 2031. The amount of tax credits and other tax benefits recognized during the years ended December 31, 2019, 2018 and 2017 was $16,865, $5,927 and $710, respectively; the amount was recognized as a component of income tax expense in the consolidated statutory basis statements of operations for the years ended December 31, 2019, 2018 and 2017. The amount of cost amortized under the proportional amortization method during the years ended December 31, 2019 and 2018 was $11,841 and $4,749, respectively; the amount was recognized as a component of net investment income in the consolidated statutory basis statements of operations for the year ended December 31, 2019 and 2018. There was no cost amortized in the year ended December 31, 2017.

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2019	2018

Bonds:
Industrial and miscellaneous	$21,933	$—
Money market mutual funds	47,091	69,681
Cash	22,772	21,523
Total cash, cash equivalents and short-term investments	$91,796	$91,204

33

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2019	2018	2017

Bonds and notes	$351,985	$354,515	$367,481
Preferred stocks - unaffiliated	206	204	475
Common stocks - unaffiliated	4,134	2,560	1,353
Common stocks - affiliated	95,605	97,000	51,000
Mortgage loans	81,802	80,964	77,980
Real estate	18,267	18,755	18,875
Contract loans	7,290	6,996	7,002
Other invested assets	79,672	672	7,721
Cash, cash equivalents and short-term investments	2,081	1,739	844
Derivative financial instruments	1,354	689	(1,201)
Other	3,778	3,086	1,754

Gross investment income	646,174	567,180	533,284
Less investment expenses	47,013	49,863	47,608

Net investment income	$599,161	$517,317	$485,676

Investment expenses include interest, salaries, brokerage fees, securities’ custodial fees, and real estate expenses, including depreciation.

Due and accrued investment income over 90 days past due is excluded from the consolidated statutory basis statements of admitted assets, liabilities, and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2019 or 2018 on this basis.

Total investment income recognized as a result of prepayment penalties or acceleration fees were $16,343, $9,681 and $14,158 for the years ended December 31, 2019, 2018 and 2017, respectively.

34

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Net Realized Capital Gains

Net realized capital gains (losses) for the years ended December 31 are summarized as follows:

	2019	2018	2017

Bonds and notes:
Gross gains from sales	$18,273	$3,993	$91
Gross losses from sales	(4,172)	(4,910)	(4,289)
Other	(3,787)	(620)	23,811
Other-than-temporary impairment losses	(860)	(2,627)	(653)
Preferred stocks - unaffiliated:
Gross gains from sales	—	—	926
Other	264	—	(100)
Common stocks - unaffiliated:
Gross gains from sales	19,416	749	3,773
Gross losses from sales	—	(6)	—
Common stocks - affiliated:
Gross gains from sales and merger	2,420	3,083	4,505
Real estate	(107)	541	1,651
Limited partnerships:
Gross gains from distributions	194	39,889	34,397
Gross losses from distributions	—	—	(78)
Other invested assets:
Gross gain from sales	1,320	—	—
Other	—	—	(490)
Other-than-temporary impairment loss - note receivable	—	(5,000)	(6,000)
Derivative financial instruments	(7,332)	6,271	(11,355)
Other	12	25	480

Realized capital gains before taxes and transfer to interest maintenance reserve	25,641	41,388	46,669

Tax on realized capital gains	(22,613)	(38,593)	(47,552)
Transfer to interest maintenance reserve	(10,750)	1,019	3,617

Net realized capital gains	$(7,722)	$3,814	$2,734

Proceeds from the sale of bonds and notes were $624,965, $426,507 and $95,672 in 2019, 2018 and 2017, respectively. Proceeds from the sale of stocks were $118,904, $60,427 and $53,793 in 2019, 2018 and 2017, respectively.

On January 30, 2014, CMFG Life sold its 50% ownership interest in CMG Mortgage Insurance Company (“CMG MI”) and CMG Mortgage Assurance Company (“CMGA”), affiliated entities that offered residential mortgage guaranty insurance and insurance policies on second mortgages for loans originated by credit unions. As a result of the sale, the Company established a $40,412 asset for contingent future payments in other assets based on an estimated discounted cash flow analysis. The asset for contingent future payments is based on the performance of inforce policies, which were under CMG MI at the time of sale, over the six-year post-sale period, as defined in the purchase agreement. The asset is nonadmitted and will be reduced as cash payments are received over the earnout period.

35

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

During 2019, 2018 and 2017, the Company increased the asset for contingent future payments by $2,420, $3,083 and $4,307, respectively, to reflect the unwind of the accretion of the asset for the change in the initial discount; this increase in the asset is recorded in realized capital gains. Further, the Company updates the assumptions used in its estimated discounted cash flow analysis each year. As a result of updated expectations, the Company increased the asset for contingent future payments, and recorded a pretax realized gain of $198 in 2017. The updated expectations used in 2019 and 2018 did not result in a change to the asset for contingent future payments. The balance of the nonadmitted future contingent payments asset, which the Company expects to collect in 2020, is $3,275 as of December 31, 2019.

Other-Than-Temporary Investment Impairments

Investment securities are reviewed for other-than-temporary impairment (“OTTI”) on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

●	The existence of any plans to sell the investment security.
●	The extent to which fair value is less than statement value.
●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).
●	The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions.
●	For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.
●	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.
●	The Company’s collateral position, in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the investment's amortized cost basis and its expected cash flows. In determining whether an unrealized loss is expected to be other-than-temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer’s business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered above its cost basis.

For certain securitized financial assets with contractual cash flows, the Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

36

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

For investments in subsidiaries and limited partnerships, the Company reviews the financial condition and future profitability of the subsidiary or limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a realized capital loss.

For those equity securities with a decline in the fair value deemed to be other-than-temporary, a realized capital loss is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2019. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

The Company did not recognize any OTTI on loan-backed and structured securities during 2019, 2018 and 2017 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

The following table identifies the Company’s OTTI by type of investment for the years ended December 31:

	2019	2018	2017

Bank loans	$(824)	$—	$—
Mortgage-backed securities	—	(343)	(219)
Industrial and miscellaneous	(36)	(2,284)	(434)
Total bonds and notes	(860)	(2,627)	(653)

Other invested assets - note receivable	—	(5,000)	(6,000)

Total other than temporary impairment losses	$(860)	$(7,627)	$(6,653)

The following table lists each loan-backed security held as of December 31, 2019 for which a credit related OTTI loss was recognized during 2019.

CUSIP	Book Adjusted Carrying Value Before Current Period Other-Than-Temporary Impairments	Recognized Other-Than-Temporary Impairments	Amortized Cost After Other-Than- Temporary Impairments	Fair Value

89177J-AC-2	$5,207	$(28)	$5,179	$5,185
95058X-AG-3	6,625	(8)	6,617	6,738
Total	$11,832	$(36)	$11,796	$11,923

37

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Net Unrealized Capital Gains (Losses)

The components of the change in net unrealized capital gains (losses) included in unassigned surplus for the years ended December 31 are shown in the table below.

	2019	2018	2017

Bonds and notes	$—	$2	$231
Preferred stocks - unaffiliated	214	(214)	—
Common stocks - unaffiliated	(5,426)	271	(1,636)
Common stocks - affiliated	(10,108)	(64,732)	(14,662)
Limited partnerships	(22,716)	87,795	78,697
Derivative financial instruments	5,929	(8,495)	(519)
Deferred income taxes	4,426	(16,667)	(18,489)

Change in unrealized capital gains (losses), net of tax	$(27,681)	$(2,040)	$43,622

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2019 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2019
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

Industrial and miscellaneous	$384,878	$(4,065)	$191,948	$(12,068)	$576,826	$(16,133)
Mortgage-backed
Residential mortgage-backed	107,629	(412)	22,024	(73)	129,653	(485)
Commercial mortgage-backed	188,683	(1,900)	—	—	188,683	(1,900)
Non-mortgage asset-backed
Other structured securities	355,113	(2,112)	203,308	(2,728)	558,421	(4,840)

Total bonds and notes	1,036,303	(8,489)	417,280	(14,869)	1,453,583	(23,358)

Total temporarily impaired securities	$1,036,303	$(8,489)	$417,280	$(14,869)	$1,453,583	$(23,358)

At December 31, 2019, the Company owned 290 bonds and notes with a fair value of $1,453,583 in an unrealized investment loss position. There were 89 of the 290 bonds and notes with a fair value of $417,280 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of 12 months or greater is approximately 3.4% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2019 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $1,414,642 or 97.3% of the total fair value of all bonds and notes with unrealized losses at December 31, 2019. Total unrealized losses on investment grade bonds and notes were $22,141 at December 31, 2019.

38

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2018 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2018
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government and agencies	$—	$—	$157,242	$(6,087)	$157,242	$(6,087)
States, territories and possessions	1,186	(23)	1,923	(77)	3,109	(100)
Political subdivisions of states, territories and possessions	30,468	(797)	35,082	(2,017)	65,550	(2,814)
Special revenue and special assessment obligations	—	—	10,132	(868)	10,132	(868)
Industrial and miscellaneous	1,888,678	(68,927)	1,455,928	(134,039)	3,344,606	(202,966)
Mortgage-backed Residential mortgage-backed	15,197	(37)	307,092	(10,009)	322,289	(10,046)
Commercial mortgage-backed	83,674	(823)	199,427	(5,550)	283,101	(6,373)
Non-mortgage asset-backed Other structured securities	337,101	(7,461)	29,522	(2,231)	366,623	(9,692)
other - affiliated	30,874	(1)	—	—	30,874	(1)

Total bonds and notes	2,387,178	(78,069)	2,196,348	(160,878)	4,583,526	(238,947)

Common stocks and preferred stocks	12,555	(286)	2,163	(180)	14,718	(466)

Total temporarily impaired securities	$2,399,733	$(78,355)	$2,198,511	$(161,058)	$4,598,244	$(239,413)

At December 31, 2018, the Company owned 1,039 bonds and notes with a fair value of $4,583,526 in an unrealized loss position. There were 479 of the 1,039 bonds and notes with a fair value of $2,196,348 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of 12 months or greater is approximately 6.8% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2018 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $4,259,353 or 92.9% of the total fair value of all bonds and notes with unrealized losses at December 31, 2018. Total unrealized losses on investment grade bonds and notes were $219,425 at December 31, 2018.

At December 31, 2018, the Company had two stocks with a fair value of $2,163 in an unrealized loss position for more than twelve months. The severity of unrealized losses for stocks with an unrealized loss position for more than 12 months is 7.8% of cost.

39

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

Self-Occupancy Rent

Under statutory accounting practices, the Company is required to include in investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Investment income includes self-occupancy rental income of $17,113, $17,179 and $16,690 in 2019, 2018 and 2017, respectively.

Assets Designated/Securities on Deposit

Iowa law requires that assets equal to a life insurer’s legal reserve must be designated for the Insurance Department for the protection of all policyholders. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. The Company designates assets for the Insurance Department for the protection of all policyholders and for other regulatory jurisdictions who require cash and securities be deposited for the benefit of policyholders. The Company also has securities pledged to the FHLB (see Note 11) and as other collateral.

The statement value of assets designated, on deposit or pledged by designee as of December 31 are as follows:

	2019	2018

Iowa Insurance Department	$9,661,170	$8,897,653
Other regulatory jurisdictions	5,088	5,090
FHLB	934,684	686,765
Other collateral pledges	12,883	43,729

Total assets designated and assets on deposit	$10,613,825	$9,633,237

The statement value of assets designated, on deposit or pledged as of December 31 are as follows:

	2019	2018

Bonds and notes and short-term investments	$8,575,507	$7,742,832
Mortgage loans	1,924,182	1,749,148
Contract loans	109,093	105,960
Margin account collateral	5,043	35,297

Total assets designated and assets on deposit	$10,613,825	$9,633,237

40

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Securities Lending

Securities on loan from the Company related to the securities lending program are included within bond and notes on the consolidated statutory basis statements of admitted assets, liabilities, and capital and surplus. The following table identifies the types of securities on loan as of December 31, 2019 and 2018:

	2019		2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

U.S. government	$22,390	$22,496	$83,418	$80,945
Domestic corporate securities	281,272	299,074	127,273	122,794
Foreign corporate securities	34,586	36,665	9,707	8,642

Total securities on loan	$338,248	$358,235	$220,398	$212,381

The following table identifies the types of securities on loan from the CMFG Life separate account as of December 31, 2019 and 2018:

	2019
	Amortized Cost	Fair Value

U.S. government	$14,733	$14,700
Domestic corporate securities	94,260	98,815
Foreign corporate securities	7,347	7,753

Total securities on loan	$116,340	$121,268

The collateral liability by security type and remaining length of the securities lending agreement were as follows for the year ended December 31, 2019:

Remaining Length of Securities
Lending Agreements

Open[1]

Cash and cash equivalents	$364,115
U.S. government and agencies	6,148

Total collateral liability	$370,263

[1]	The related loaned security could be returned to the Company during the next business day, which would require the Company to immediately return the cash collateral.

41

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The collateral liability by security type and remaining length of the securities lending agreement were as follows for the year ended December 31, 2018:

Remaining Length of Securities
Lending Agreements

Open[1]

Cash and cash equivalents	$218,108

Total collateral liability	$218,108

1The related loaned security could be returned to the Company during the next business day, which would require the Company to immediately return the cash collateral.

At December 31, 2019 and 2018, the total collateral on deposit from counterparties was equal to the Company’s obligation to return collateral on deposit from counterparties. The collateral on deposit is unrestricted.

The amortized cost of the reinvested cash collateral by security type and maturity date of the invested asset was as follows for the year ended December 31, 2019.

	Remaining Time Until Maturity
	30 Days or Less	31 to 60 Days	61 to 90 Days	Total

Reverse repurchase agreements	$101,615	$152,500	$110,000	$364,115

Total reinvested cash collateral	$101,615	$152,500	$110,000	$364,115

The amortized cost of the reinvested cash collateral by security type and maturity date of the invested asset was as follows for the year ended December 31, 2018.

	Remaining Time Until Maturity
	30 Days or Less	31 to 60 Days	61 to 90 Days	Total

Reverse repurchase agreements	$88,608	$82,500	$47,000	$218,108

Total reinvested cash collateral	$88,608	$82,500	$47,000	$218,108

During 2019 and 2018, the Company had a maximum of $401,124 and $353,002, respectively, of securities on loan at any one time.

The Company earns income from the cash collateral or receives a fee from the borrower. Income related to the securities lending program was $728, $930 and $725 for the years ended December 31, 2019, 2018, and 2017, respectively, and is included in net investment income within the consolidated statutory basis statements of operations.

42

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than investment-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

43

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between Level 1 and Level 2, into level 2 from level 3 or into level 3 from level 2.

There were no transfers between Level 1 and Level 2 or into level 3 from level 2, and one transfer totaling $219 into level 2 from level 3 during the year ended December 31, 2018. The transfer into level 2 was a preferred stock and the transfer occurred due to a change from a model using one or more significant inputs that were unobservable to a model using all significant inputs that were observable.

44

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Fair Value Measurement

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2019.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Common stocks - unaffiliated	$47,200	$—	$42,416	$89,616
Cash equivalents	43,090	—	—	43,090
Securities lending assets	—	370,263	—	370,263

Derivative assets
Options	—	25,173	—	25,173
Total derivative assets	—	25,173	—	25,173

Separate account assets	6,497	2,788,369	—	2,794,866

Total assets at fair value	$96,787	$3,183,805	$45,170	$3,325,762

Liabilities, at Fair Value	Level 1	Level 2	Level 3	Total

Derivative liabilities
Options	$—	$17,018	$—	$17,018
Securities lending liabilities	—	370,263	—	370,263

Total liabilities	$—	$387,281	$—	$387,281

45

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2018.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Preferred stocks - unaffiliated	$—	$—	$686	$686
Common stocks - unaffiliated	32,400	—	34,460	66,860
Cash equivalents	69,681	—	—	69,681
Securities lending assets	—	218,108	—	218,108

Derivative assets
Options	—	4,648	—	4,648
Total derivative assets	—	4,648	—	4,648

Separate account assets	—	2,357,262	—	2,357,262

Total assets at fair value	$102,081	$2,580,018	$35,146	$2,717,245

Liabilities, at Fair Value	Level 1	Level 2	Level 3	Total

Derivative liabilities
Options	$—	$2,362	$—	$2,362
Securities lending liabilities	—	218,108	—	218,108

Total liabilities	$—	$220,470	$—	$220,470

Determination of Fair Values

The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices and matrix pricing or similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

Level 1 Measurements

Common stock - unaffiliated:  Consists of the FHLB common stock as required as a member of the FHLB. Valuation is based on the published redemption price at which the Company could transact.

Cash equivalents: Consists of money market mutual funds and treasury bills; valuation is based on the closing price as of the balance sheet date.

Level 2 Measurements

Securities lending assets and liabilities: Consists of repurchase agreements; valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivative assets and liabilities: Valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets.

46

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Separate account assets: Consists of mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; and bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and options where valuation is based primarily on quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in over-the-counter derivatives markets.

Level 3 Measurements

Preferred and common stocks - unaffiliated: Consists of non-public securities acquired in conjunction with investments in limited partnerships.  Such investments are initially valued at transaction price and subsequently adjusted using internal appraisals that rely on unadjusted information obtained from general partners of the private equity investments.

Changes in Level 3 Fair Value Measurement

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2019:

				Realized/Unrealized Gain (Loss) Included in:
	Balance January 1, 2019	Transfers in to Level 3	Transfers out of Level 3	Net Income[1]	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2019

Preferred stocks - unaffiliated	$686	$—	$(172)	$264	$214	$(992)	$—
Common stocks - unaffiliated	34,460	5,508	—	18,937	(4,504)	(9,231)	45,170
Total assets	$35,146	$5,508	$(172)	$19,201	$(4,290)	$(10,223)	$45,170

1 Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

47

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2019:

	Purchases	Sales	Maturities	Net Purchases, (Sales) and (Maturities)

Preferred stocks - unaffiliated	$—	$(992)	$—	$(992)
Common stocks - unaffiliated	14,915	(24,146)	—	(9,231)
Total assets	$14,915	$(25,138)	$—	$(10,223)

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2018:

				Realized/Unrealized Gain (Loss) Included in:
	Balance January 1, 2018	Transfers in to Level 3	Transfers out of Level 3	Net Income[1]	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2018

Preferred stocks - unaffiliated	$1,119	$—	$(219)	$—	$(214)	$—	$686
Common stocks - unaffiliated	25,946	—	—	670	(82)	7,926	34,460
Total assets	$27,065	$—	$(219)	$670	$(296)	$7,926	$35,146

1Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2018:

	Purchases	Sales	Net Purchases, (Sales) and (Maturities)

Common stocks - unaffiliated	$8,967	$(1,041)	$7,926
Total assets	$8,967	$(1,041)	$7,926

48

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Fair Value Measurement of Financial Instruments

Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practicable to estimate that value.

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2019:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$8,814,800	$9,299,669	$—	$8,536,223	$763,446
Preferred stocks - unaffiliated	4,391	4,790	—	4,264	525
Common stocks - unaffiliated	89,616	89,616	47,200	—	42,416
Mortgage loans	1,924,182	2,006,966	—	—	2,006,966
Cash equivalents and short-term investments[1]	69,024	69,221	47,091	22,130	—
Other invested assets	73,074	97,089	—	96,994	95
Securities lending assets	370,263	370,263	—	370,263	—
Derivatives	27,195	39,181	—	39,181	—
Margin account assets	5,081	5,081	5,081	—	—
LIHTC	33,626	33,626	—	—	33,626
Contract loans	109,093	179,160	—	—	179,160
Separate account assets	6,951,191	7,081,894	6,497	6,119,966	955,431
Financial instruments recorded as liabilities:
Deposit-type contracts	759,111	755,224	—	755,224	—
Margin account liabilities	231,980	231,980	231,980	—	—
Securities lending liabilities	370,263	370,263	—	370,263	—
Derivatives	19,337	19,728	1,030	18,698	—
Notes and interest payable	330,133	330,133	—	330,133	—
Separate account liabilities	6,951,191	7,081,894	6,497	6,119,966	955,431
Financial instruments recorded as surplus:
Surplus notes	85,000	99,462	—	99,462	—

1Excludes cash of $22,772 that is not subject to fair value accounting.

49

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table summarizes the carrying amounts and fair values of CMFG Life’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2018:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$7,893,644	$7,791,963	$—	$7,276,302	$515,661
Preferred stocks - unaffiliated	4,905	4,780	—	3,814	966
Common stocks - unaffiliated	66,860	66,860	32,400	—	34,460
Mortgage loans	1,749,148	1,747,418	—	—	1,747,418
Cash equivalents[1]	69,681	69,681	69,681	—	—
Other invested assets	75,321	89,693	—	89,608	85
Derivatives	7,665	11,993	—	11,993	—
Margin account assets	35,289	35,289	35,289	—	—
Separate account assets	5,337,326	5,368,958	44,200	4,761,080	563,678
Financial instruments recorded as liabilities:
Deposit-type contracts	663,254	652,537	—	652,537	—
Derivatives	2,781	4,064	—	4,064	—
Notes and interest payable	235,191	235,191	—	235,191	—
Separate account liabilities	5,337,326	5,368,958	44,200	4,761,080	563,678
Financial instruments recorded as surplus:
Surplus notes	85,000	98,488	—	98,488	—

1Excludes cash of $21,523 that is not subject to fair value accounting.

The carrying amounts for cash, accrued investment income, and margin deposits approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Common stocks - unaffiliated: Consists of the FHLB common stock as required as a member of the FHLB. Valuation is based on the published redemption price at which the Company could transact.

Cash equivalents and short-term investments: Consists of money market mutual funds and treasury bills, which are classified as cash equivalents. Valuation is based on the closing price as of December 31.

Margin account assets and liabilities: Margin account collateral and liabilities are marked-to-market daily and require cash settlements in the margin account for changes in a derivative contract’s fair value.  The carrying amount approximates fair value due to its short term nature.

Separate account assets and liabilities: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

50

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Derivative liabilities: Consists of derivatives such as options, equity futures, swaps, currency forwards and over-the-counter derivatives; valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk free rates and market comparables.

Cash equivalents and short-term investments: Consists of short-term corporate debt securities, which are classified as cash short-term investments. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Securities lending assets and liabilities: Consists of repurchase agreements; valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivative assets and liabilities: Consists of derivatives such as options, equity futures, swaps, currency forwards and over-the-counter derivatives; valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

Separate account assets and liabilities: Separate account assets are investments in mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; and bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and options where valuation is based primarily on quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in over-the-counter derivatives markets. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Deposit-type contracts: The fair value of the Company’s liabilities under deposit-type insurance contracts, including funding agreements, is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Notes and interest payable and surplus notes: The fair value for notes and interest payable and surplus notes is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Preferred and common stocks - unaffiliated: Consists of non-public securities acquired in conjunction with investments in limited partnerships.  Such investments are initially valued at transaction price and subsequently adjusted when evidence is available to support adjustments.  Such evidence includes change in value as a result of

51

public offerings, market comparables, market liquidity, the investees' financial results, sales restrictions, or other items.

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Other invested assets: Consists of collateral loans. The fair value of collateral loans is based upon quoted market prices for similar assets with unobservable inputs. Other invested assets accounted for on the equity method, primarily limited partnerships, are excluded from fair value disclosures.

LIHTC: The fair value of LIHTC is based on unadjusted information obtained from general partners of the limited partnership investment.

Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Separate account assets and liabilities: Separate account assets are investments held for single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index linked deferred annuities. Valuations of bonds and notes are based on internal models, which include unobservable inputs for similar assets in markets that may not be active. The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Note 5: Income Tax

The Company is included in the consolidated federal income tax return of CMHC along with the following affiliates, which are also subsidiaries of CMHC:  CUMIS, CUMIS Specialty Insurance Company, Inc., CUMIS Vermont, Inc. (“CUMIS VT”), CMIC, CUNA Mutual Insurance Agency, Inc. (“CMIA”), CUMIS Mortgage Reinsurance Company, CUNA Brokerage Services, Inc. (“CBSI”), International Commons, Inc., MEMBERS Capital Advisors, Inc. (“MCA”), CPI Qualified Plan Consultants, Inc. (“CPI”), TruStage, and CUNA Mutual Global Holdings, Inc.

The Company has entered into a tax sharing agreement with CMHC and its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Current income tax expense consists of the following for the years ended December 31:

	2019	2018	2017

Federal income tax expense (benefit) on operations	$(18,017)	$27,523	$(32,804)
Federal income tax expense on realized capital gains	24,870	38,379	46,286

Federal income tax expense	$6,853	$65,902	$13,482

52

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The 2019 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2019	2018	Change

Adjusted gross deferred tax assets	$264,069	$256,087	$7,982
Total deferred tax liabilities	(155,269)	(138,246)	(17,023)

Net deferred tax asset (excluding nonadmitted)	$108,800	$117,841	(9,041)

Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			(5,890)

Change in net deferred income tax			$(14,931)

The 2018 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2018	2017	Change

Adjusted gross deferred tax assets	$256,087	$230,459	$25,628
Total deferred tax liabilities	(138,246)	(150,468)	12,222

Net deferred tax asset (excluding nonadmitted)	$117,841	$79,991	37,850

Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			19,025

Change in net deferred income tax			$56,875

53

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The 2017 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2017	2016	Change

Adjusted gross deferred tax assets	$230,459	$318,326	$(87,867)
Total deferred tax liabilities	(150,468)	(124,397)	(26,071)

Net deferred tax asset (excluding nonadmitted)	$79,991	$193,929	(113,938)

Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			20,515

Change in net deferred income tax			$(93,423)

The net change in deferred tax assets and deferred tax liabilities due to the change in enacted tax rate is ($53,328) and has been recorded in the following surplus components:

2017

Change in net deferred income tax	$(59,482)
Change in net unrealized capital gains/losses	8,473
Change in net unrealized foreign exchange capital gain/loss	(204)
Change in postretirement benefits liability	(2,115)

Total change in deferred tax assets and liabilities due to the change in enacted tax rate	$(53,328)

54

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% in 2019 and 2018, and 35% in 2017 to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	2019	2018	2017

Tax expense computed at federal corporate rate	$46,434	$40,584	$84,123
Dividends received deductions	(20,917)	(21,149)	(13,036)
Meals and entertainment	917	968	774
Foreign tax credit	(382)	(128)	(118)
Income tax expense (benefit) related to prior years	6,063	(4,030)	404
Nonadmitted assets	4,629	235	(4,472)
Interest maintenance reserve amortization	(688)	(2,189)	(3,832)
Nondeductible penalties	(36)	(630)	(817)
Low income housing tax credits and benefits (net of amortization of cost)	(14,313)	(4,929)	(710)
Adjustment of deferred tax assets and liabilities for the enacted rate change	—	—	59,482
Separate account reserves surplus adjustment	—	—	(6,653)
Distributions from disregarded entities	—	—	(8,400)
Other	77	295	160

Total statutory income taxes	$21,784	$9,027	$106,905

Federal income tax expense	$6,853	$65,902	$13,482
Change in net deferred income tax	14,931	(56,875)	93,423

Total statutory income taxes	$21,784	$9,027	$106,905

55

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2019			December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$263,364	$705	$264,069	$250,549	$5,538	$256,087	$12,815	$(4,833)	$7,982
Statutory valuation allowance adjustment	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	263,364	705	264,069	250,549	5,538	256,087	12,815	(4,833)	7,982
Deferred tax assets nonadmitted	—	—	—	(7,656)	—	(7,656)	7,656	—	7,656
Admitted deferred tax assets	263,364	705	264,069	242,893	5,538	248,431	20,471	(4,833)	15,638
Deferred tax liabilities	(104,216)	(51,054)	(155,270)	(82,035)	(56,211)	(138,246)	(22,181)	5,157	(17,024)
Net admitted deferred tax assets	$159,148	$(50,349)	$108,799	$160,858	$(50,673)	$110,185	$(1,710)	$324	$(1,386)

The nonadmitted deferred tax asset decreased $7,656 in 2019 and increased $7,656 in 2018. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

56

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2019	2018	Change

Ordinary deferred tax assets:
Life and accident and health reserves	$121,738	$106,494	$15,244
Investments	2,491	2,672	(181)
Deferred acquisition costs	48,454	41,881	6,573
Unearned revenue	5,563	5,685	(122)
Receivables - nonadmitted	384	138	246
Employee benefits	65,689	46,174	19,515
Miscellaneous nonadmitted assets	8,134	8,752	(618)
Policyholder dividends	8,147	8,209	(62)
Fixed assets	—	1,091	(1,091)
Unrealized losses	—	26,497	(26,497)
Other	2,763	2,956	(193)
Subtotal ordinary deferred tax assets	263,363	250,549	12,814
Nonadmitted ordinary deferred tax assets	—	(7,656)	7,656
Admitted ordinary deferred tax asset	263,363	242,893	20,470

Capital deferred tax assets:
Receivable for future contingent payments	705	5,538	(4,833)
Admitted capital deferred tax asset	705	5,538	(4,833)

Admitted deferred tax assets	264,068	248,431	15,637

Ordinary deferred tax liabilities:
Deferred and uncollected premiums	(45,250)	(42,294)	(2,956)
Other tax reserve method changes	(4,730)	(3,255)	(1,475)
2017 tax reform reserve method change	(26,836)	(31,354)	4,518
Unrealized gains	(23,101)	—	(23,101)
Prepaid expenses	(3,638)	(3,822)	184
Other	(661)	(1,310)	649
Total ordinary deferred tax liabilities	(104,216)	(82,035)	(22,181)

Capital deferred tax liabilities:
Investments	(26,453)	(25,940)	(513)
Unrealized gains	(24,600)	(30,271)	5,671
Subtotal capital deferred tax liabilities	(51,053)	(56,211)	5,158
Total deferred tax liabilities	(155,269)	(138,246)	(17,023)

Net admitted deferred tax asset	$108,799	$110,185	$(1,386)

57

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

		December 31, 2019			December 31, 2018			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$705	$705	$—	$5,538	$5,538	$—	$(4,833)	$(4,833)
(b)	Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	108,104	—	108,104	104,647	—	104,647	3,457	—	3,457
	(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	108,105	—	108,105	104,647	—	104,647	3,458	—	3,458
	(ii) Adjusted gross deferred tax assets allowed per limitation threshold	—	—	318,005	—	—	327,331	—	—	(9,326)
(c)	Adjusted gross deferred tax assets offset by gross deferred tax liabilities	155,259	—	155,259	138,246	—	138,246	17,013	—	17,013

Admitted deferred tax asset		$263,363	$705	$264,068	$242,893	$5,538	$248,431	$20,470	$(4,833)	$15,637

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2019	2018
Ratio percentage used to determine recovery period and threshold limitation amount (RBC reporting entity)	951%	959%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$2,120,036	$2,182,206

58

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Certain tax planning strategies were used in the calculation of the amount of admitted deferred tax assets (“DTAs”) as of December 31, 2019. The impact of tax planning strategies is shown in the following table:

	December 31, 2019
	Ordinary	Capital

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$263,364	$705
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.0%	0.0%
Net admitted adjusted gross DTAs	263,364	705
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	18.3%	0.0%

The impact of tax planning strategies as of December 31, 2018 is shown in the following table:

	December 31, 2018
	Ordinary	Capital

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$250,549	$5,538
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.0%	0.0%
Net admitted adjusted gross DTAs	242,893	5,538
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	5.7%	0.0%

The Company’s tax planning strategies did not include the use of reinsurance.

Other Tax Items

As of December 31, 2019, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

Income taxes incurred in 2019, 2018, and 2017 of $11,516, $10,754, and $16,891, respectively, are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

59

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

A reconciliation of the beginning and ending amount of tax contingences is as follows:

	2019	2018

Balance at January 1	$8,131	$8,263
Additions based on tax positions related to the current year	138	115
Reductions for prior years' tax position	24	(247)

Balance at December 31	$8,293	$8,131

The overall effective income tax rate in future periods will be affected if the balances of the tax contingencies as of December 31, 2019 are revalued. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the consolidated statutory basis statements of operations. During the years ended December 31, 2019, 2018 and 2017, the Company recognized increases of $1,578 and $637, and a decrease of $358, respectively, in interest and penalties. The Company had accrued $5,702 and $4,124 for the payment of interest and penalties at December 31, 2019 and 2018, respectively.

The Company is included in a consolidated U.S. federal income tax return filed by CMHC. The Company also files income tax returns in various states and foreign jurisdictions. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examination by tax authorities for years ended before 2013. Amended federal refund claims filed for tax years 2010 and 2012 are currently under examination as part of the Joint Committee on Taxation approval process.

60

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 6: Related Party Transactions

In the normal course of business, the Company has various lending and other transactions with related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled monthly.

Significant amounts due to/from affiliates are shown in the following table:

	2019	2018
Due to the Company:
CUMIS	$17,844	$13,084
CUNA Mutual Management Services, LLC (“CMMS”)	9,467	53,826
CBSI	12,631	13,459
CMFG Life Separate Account	—	7,800
CUNA Caribbean Insurance OECS Limited	—	6,282
CMIA	10,923	5,591
CMFG Ventures, LLC	526	3,026
CPI	500	1,979
TruStage Insurance Agency, LLC	9,780	—
Compliance Systems	26,733	—
CUNA Mutual AdvantEdge Analytics, LLC	5,184	—
SafetyNet, LLC	2,960	1,110
All other affiliates	6,007	1,258

Total	$102,555	$107,415

Due from the Company:
CUMIS VT	$40,601	$40,514
CMIC	4,281	17,268
MCA	18,200	13,367
TruStage Insurance Agency, LLC	—	2,412
CMG Student Lending Services, LLC	640	1,834
All other affiliates	3,696	3,292

Total	$67,418	$78,687

CMFG Life allocated expenses of $665,632, $652,060, and $522,912 to its subsidiaries in 2019, 2018, and 2017, respectively.

MCA, which is 100% owned by CMIC, manages substantially all of the Company’s invested assets in accordance with policies, directives, and guidelines established by the Company. The Company recorded MCA investment management fees totaling $19,269, $18,934 and $19,205 in 2019, 2018, and 2017. Subsidiaries of the Company recorded MCA investment management fees of $10,709, $9,171 and $7,066 in 2019, 2018 and 2017, respectively.

61

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Significant capital contributions and dividends to and dividends from affiliates are shown in the following table:

	2019	2018	2017

Dividends paid from CMFG Life to:
TruStage	$26,000	$42,000	$24,500
Total	$26,000	$42,000	$24,500

Capital contributions from CMFG Life to:
CMIC	$—	$64,806	$—
MCA Fund I	—	31,831	—
CUNA Mutual AdvantEdge Analytics, LLC	25,000	50,000	20,000
CMMS	30,000	40,000	—
CUNA Mutual Global Holdings, Inc	1,050	—	—

Total	$56,050	$186,637	$20,000

Dividends paid to CMFG Life from:
CMIC	$77,000	$97,000	$27,000
TruStage Insurance Agency, LLC	—	—	12,000
CUNA Mutual Global Holdings, Inc	18,605	—	—
CMMS	—	—	12,000

Total	$95,605	$97,000	$51,000

MEMBERS Life paid no dividends in 2019, 2018 or 2017.

In the normal course of business, the Company has various lending and other transactions with related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled monthly. Pursuant to intercompany agreements used for cash management, CMFG Life periodically borrows from or lends to affiliates. Balances must be repaid within 364 days and interest is charged pursuant to the terms of the agreement.

The Company utilizes CBSI which is 100% owned by CMIC, to distribute its annuity products and recorded a commission expense for this service of $36,662, $32,513 and $31,979 in 2019, 2018, and 2017, respectively, which is included in insurance taxes, licenses, fees and commissions.

Note 7: Reinsurance

The Company enters into ceded reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

MEMBERS Life cedes 100% of its business to CMFG Life and receives a ceding commission from CMFG Life equal to 100% of actual expenses incurred for this business. These agreements are eliminated in the consolidated financial statements.

62

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2019, 2018, and 2017.

	2019	2018	2017

Premiums earned:
Direct	$3,998,164	$3,502,905	$3,160,141
Assumed from affiliates	526	635	1,159
Assumed from non-affiliates	—	120	334
Ceded to non-affiliates	(10,148)	(10,461)	(10,287)

Premiums earned, net of reinsurance	$3,988,542	$3,493,199	$3,151,347

Benefits and surrender expenses:
Direct	$2,462,187	$2,544,620	$2,336,939
Assumed from non-affiliates	—	30	457
Ceded to non-affiliates	(10,588)	(8,235)	(10,478)

Benefits and surrender expenses, net of reinsurance	$2,451,599	$2,536,415	$2,326,918

Increase in policy reserves:
Direct	$656,753	$302,763	$154,821
Ceded to non-affiliates	(3,746)	(7,194)	(6,137)

Increase in policy reserves, net of reinsurance	$653,007	$295,569	$148,684

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $200,500 and $196,907 in 2019 and 2018, respectively.

63

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 8: Liability for Claim Reserves

Activity in the liability for life and accident and health claim reserves, including an allowance for the cost of investigating and settling losses, which is included in the liabilities for policy reserves and policy and contract claims is summarized as follows:

	2019		2018
	Life Insurance	Accident and Health Insurance	Life Insurance	Accident and Health Insurance

Balance as of January 1	$54,237	$359,531	$60,196	$366,259
Less experience refunds liability	18,142	—	18,376	—
Less reinsurance recoverables	227	13,771	406	11,929

Net balance as of January 1	35,868	345,760	41,414	354,330

Incurred, net of reinsurance
recoverable and experience refunds, related to:
Current year	369,112	227,784	350,788	240,805
Prior years	3,452	(2,282)	(8,443)	(18,548)

Total incurred	372,564	225,502	342,345	222,257

Paid, net of reinsurance
recoverable and experience refunds, related to:
Current year	317,436	93,341	317,328	96,096
Prior years	36,641	136,218	30,563	134,731

Total paid	354,077	229,559	347,891	230,827

Net balance at December 31	54,355	341,703	35,868	345,760
Plus experience refunds liability	16,660	—	18,142	—
Plus reinsurance recoverables	413	16,069	227	13,771

Balance at December 31	$71,428	$357,772	$54,237	$359,531

For life products, the 2019 the increase in prior year incurred losses primarily relates to negative development driven from large universal life and variable universal life claims. The 2018 decrease in prior year incurred losses primarily relates to favorable development driven by fewer reported losses than expected. For accident and health products, the 2019 decrease in prior year incurred losses primarily relates to favorable development across all products driven by fewer reported losses than expected, and the 2018 decrease in prior year incurred losses primarily relates to favorable development on credit disability driven by lower than expected frequency.

64

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 9: Annuity Reserves and Deposit Liabilities

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2019, which are reported as policy reserves on annuity contracts and liability for deposit type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2019	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$215,577	$4,076,412	$—	$4,291,989	58.7%
At book value less surrender charge of 5% or more	175,579	—	—	175,579	2.4%
At fair value	—	—	870,932	870,932	11.9%

Total with adjustment or at fair value	391,156	4,076,412	870,932	5,338,500	73.1%
At book value with minimal or no charge adjustment	1,196,508	—	—	1,196,508	16.4%
Not subject to discretionary withdrawal	766,963	—	4,454	771,417	10.6%

Gross annuity reserves and deposit liabilities	2,354,627	4,076,412	875,386	7,306,425	100.0%
Reinsurance ceded	—	—	—	—

Total annuity reserves and deposit liabilities	$2,354,627	$4,076,412	$875,386	$7,306,425

65

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2019	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$2,211,652	$—	$—	$2,211,652	51.0%
At book value less surrender
charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	1,016,846	1,016,846	23.5%

Total with adjustment or at fair value	2,211,652	—	1,016,846	3,228,498	74.5%
At book value with minimal or no charge adjustment	90,854	—	—	90,854	2.1%
Not subject to discretionary withdrawal	1,015,484	—	—	1,015,484	23.4%

Gross annuity reserves and deposit liabilities	3,317,990	—	1,016,846	4,334,836	100.0%
Reinsurance ceded	—	—	—	—

Total annuity reserves and deposit liabilities	$3,317,990	$—	$1,016,846	$4,334,836

66

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2019	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	—	—	0.0%

Total with adjustment or at fair value	—	—	—	—	0.0%
At book value with minimal or no charge adjustment	253,856	—	—	253,856	33.4%
Not subject to discretionary withdrawal	505,255	—	—	505,255	66.6%

Gross annuity reserves and deposit liabilities	759,111	—	—	759,111	100.0%
Reinsurance ceded	—	—	—	—

Total annuity reserves and deposit liabilities	$759,111	$—	$—	$759,111

The following table shows policy liabilities associated with the Company’s annuity products:

2019

Annuities	$5,385,457
Supplementary contracts with life contingencies	287,161
Deposit-type contracts	759,111
Annuity reserves from the separate accounts	5,964,111
Supplementary contracts with life contingencies from the separate accounts	4,454

Total annuity reserves	$12,400,294

67

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table shows life reserves by withdrawal characteristics:

		General Account		Separate Account - Guaranteed and Non Guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to disretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$7,682	$17,580	$—	$—	$—
Universal life	331,270	331,124	333,872	—	—	—
Other permanent cash value life insurance	—	1,796,826	2,073,373	—	—	—
Variable universal life	33,586	33,583	33,728	222,746	222,745	222,746
Miscellaneous reserves	—	1,186	1,186	—	—	—

Not subject to disretionary withdrawal or no cash values:
Term policies with cash value	—	—	251,268	—	—	—
Accidental dealth benefits	—	—	3,352	—	—	—
Disability - active lives	—	—	3,004	—	—	—
Disability - disabled lives	—	—	17,960	—	—	—
Miscellaneous reserves	—	—	10,724	—	—	—

Gross reserves before reinsurance	364,856	2,170,401	2,746,047	222,746	222,745	222,746

Ceded Reinsurance	—	—	31,449	—	—	—

Net reserves	$364,856	$2,170,401	$2,714,598	$222,746	$222,745	$222,746

The following table shows policy liabilities associated with the Company’s life products:

2019

Life	$2,678,372
Accidental death benefits	3,352
Disability - active lives	3,004
Disability - disabled lives	17,960
Miscellaneous	11,910
Life reserves from the separate accounts	222,746

Total life insurance reserves	$2,937,344

68

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2018, which are reported as policy reserves on annuity contracts and liability for deposit type contracts are as follows:

		Separate	Separate
	General	Account with	Account		% of
December 31, 2018	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$2,475,968	$2,895,166	$—	$5,371,134	50.6%
At book value less surrender charge of 5% or more	372,250	—	—	372,250	3.5%
At fair value	—	—	1,885,964	1,885,964	18.0%

Total with adjustment or at fair value	2,848,218	2,895,166	1,885,964	7,629,348	72.1%
At book value with minimal or no charge adjustment	1,213,644	—	—	1,213,644	11.2%
Not subject to discretionary withdrawal	1,771,825	—	4,335	1,776,160	16.7%

Gross annuity reserves and deposit liabilities	5,833,687	2,895,166	1,890,299	10,619,152	100.0%
Reinsurance ceded	—	—	—	—

Total annuity reserves and deposit liabilities	$5,833,687	$2,895,166	$1,890,299	$10,619,152

Note 10: Statutory Financial Data and Dividend Restrictions

Risk-based capital (“RBC”) requirements promulgated by the NAIC and adopted by the Insurance Department require U. S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2019 and 2018, CMFG Life’s and MEMBERS Life’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

CMFG Life and its downstream insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. CMFG Life could pay $219,675 in stockholder dividends in 2020 without the approval of the Insurance Department. MEMBERS Life could pay $3,836 in stockholder dividends in 2020 without the approval of the Insurance Department. CMFG Life has two indirect wholly-owned insurance subsidiaries that could pay an aggregate of $111,966 in stockholder dividends in 2020 without regulatory approval. CMFG Life has two other insurance subsidiaries for which all dividends require regulatory approval.

69

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 11: Notes and Interest Payable

The following table provides the details of the Company’s notes and interest payable at December 31:

CMFG Life Insurance Company – Funding Agreements – Federal Home Loan Bank

The Company issues funding agreements to the FHLB. Interest on the agreements is calculated daily at floating rates that range from 2.1% to 3.2% in 2019, 1.5% to 3.1% in 2018 and 1.2% to 1.7% in 2017. The original maturities of the agreements range from four to seven years. Recognized liabilities, included in liability for deposit-type contracts in the consolidated statutory statement of admitted assets, liabilities and capital and surplus, are matched to specific assets so that the liabilities and assets are aligned. The funding agreements are subject to prepayment penalties equal to the net present value of future interest cash flows lost due to the prepayment, if any, plus any cost of terminating or offsetting any related hedging transactions.

In 2019, the Separate Account issued funding agreements to the FHLB. Interest on borrowings was calculated daily at floating rates that ranged from 2.1% to 2.9% in 2019. Interest expense through December 31, 2019 was $2,141. The original maturities of the agreements range from 4 to 7 years. The Separate Account invests in assets that match the duration and interest rate characteristics of the recognized liability, which is included in the liability for deposit-type contracts in the statutory basis statement of admitted assets, liabilities and capital and surplus.

CMFG Life Insurance Company – Borrowings – Federal Home Loan Bank

CMFG Life has borrowing capacity as a result of contractual arrangements with the FHLB as evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that CMFG Life is entitled to borrow from the FHLB if it purchases FHLB restricted stock and provides securities as collateral for such borrowings. The Company must hold FHLB membership stock equal to 0.12% of the Company’s total assets, with an overall limitation of $10,000. The Company must also hold activity stock of 4% of the amount of outstanding advances. Interest on borrowings was calculated daily at floating rates that ranged from 1.72% to 2.76% in 2019, 1.49% to 2.63% in 2018, and 0.74% to 1.63% in 2017. All borrowings were short-term In nature with maturity dates less than 90 days. Payments were due on the line of credit at various dates through 2020 with options of renewal available.

TruStage – Line of Credit – Wells Fargo Bank

In November 2019, TruStage, CMFG Life, CUMIS and CMIC entered into a $400,000 five-year unsecured revolving credit agreement with Wells Fargo Bank, National Association and other lenders. The agreement matures in November 2024 and replaces the $250,000 facility entered into in June 2015. The facility has an unused fee assessed at 0.15% on the unused principal at December 31, 2019. The unused fee was assessed at .175% on the unused principal at December 31, 2018 under the former facility. Interest amounts are calculated based on certain benchmark interest rates plus a spread that ranges from 1.125% to 1.625% based on TruStage, Inc.’s debt to capital ratio. TruStage is required to comply with financial covenants including a maximum ratio of total debt to capital and a minimum consolidated net worth. CMFG Life and CUMIS are required to comply with minimum statutory risk-based capital ratios. TruStage, CMFG Life and CUMIS were in compliance with these covenants at December 31, 2019 and were in compliance with covenants under the former facility at December 31, 2018. As of December 31, 2019, there were no outstanding borrowings under the facility and accordingly, the entire $400,000 facility was available for general corporate purposes. At 2018 there were no outstanding borrowings under the former facility.

70

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Federal Home Loan Bank Information

The FHLB stock owned, borrowing capacity, collateral pledged, aggregate borrowing and reserves for the line of credit and funding agreements were as follows:

	2019	2018

Membership stock	$10,000	$10,000
Activity stock	37,200	22,400
Total stock	47,200	32,400
Estimated borrowing capacity	930,000	694,305
Collateral pledged as of reporting date:
Carrying value	1,150,250	686,765
FHLB discounted value	930,000	694,305

Borrowing as of reporting date	$330,000	$235,000
Borrowing at time of maximum collateral	845,000	535,000
Maximum borrowing during reporting period	930,000	620,000
Funding agreement reserves	601,885	326,383

Note 12: Surplus Notes

The 8.5% $85,000 surplus notes, issued in 2010, are due in July 2030. Interest on the notes is payable semi-annually. The surplus notes are unsecured obligations of CMFG Life, ranking subordinate to the claims of policyholders and all other creditors. CMFG Life may not pay any principal, interest or make-whole amounts (fee paid on prepayment of principal) unless it has given notice to and received approval from the applicable insurance regulatory authority. Beginning on July 31, 2020, and continuing annually thereafter until July 2030, scheduled principal payments (in equal annual installments) will be due and payable, subject to the foregoing regulatory approvals. CMFG Life is required to comply with certain financial covenants including maintenance of a minimum statutory risk-based capital ratio and minimum total adjusted statutory capital level. At December 31, 2019, CMFG Life was in compliance with these covenants.

A request for payment of surplus note interest due January 2020 was submitted to the Insurance Department and approval was granted in 2020. CMFG Life incurred and paid interest of $7,225 in 2019, 2018 and 2017.

71

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 13: Commitments and Contingencies

Investment Commitments

The Company has the following investment commitments outstanding at December 31:

	2019	2018

Limited partnerships	$4,256	$12,893
Investment in affiliated limited liability company	922,729	871,984
LIHTC investments	126,003	121,631
Mortgage loans	14,550	35,725
Private placement debt securities	45,446	58,703
Bank loans	—	234

Total investment commitments	$1,112,984	$1,101,170

Leases

The Company contracts for long term leases for office space, autos and equipment. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

The Company has the following future minimum operating lease payments as of December 31, 2019.

Future Minimum
Operating
Lease Payments

2020	$2,282
2021	1,357
2022	1,020
2023	908
2024	687
Thereafter	623

Total future minimum lease payments	$6,877

Rental expense included in the Company’s operations, excluding rent expense applicable to its own buildings, amounted to $3,530, $5,472, and $6,884 in 2019, 2018 and 2017, respectively.

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2019 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $1,071 and $3,874 at December 31, 2019 and 2018, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued assessments and has established an asset of $778 and $6,746 as of December

72

31, 2019 and 2018, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Assets recognized from paid and accrued premium tax offsets and policy surcharges are summarized as follows:

	2019	2018

Creditable guaranty fund assessments paid	$4,383	$4,513
Creditable guaranty fund assessments accrued	2,363	4,695
Balance as of January 1	6,746	9,208

Decreases:
Premium tax offset applied	913	860
Accrued assessments	1,585	2,332

Total decreases	2,498	3,192

Increases:
Creditable guaranty fund assessments paid	90	730

Total increases	90	730

Creditable guaranty fund assessments paid	3,560	4,383
Creditable guaranty fund assessments accrued	778	2,363
Balance as of December 31	$4,338	$6,746

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company’s practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated statutory basis financial statements of the Company.

73

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 14: Benefit Plans

Postretirement Benefit Plans

The Company has no ongoing obligation to the pension plans in which its employees participate which are sponsored by its parent but contributes to the annual cost. The Company recorded general expenses for these plans of $10,000, $61,900, and $60,000 in 2019, 2018 and 2017, respectively.

The Company also maintains non-qualified defined benefit plans for certain employees and directors, as well as postretirement benefit plans that provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. Retirement medical subsidies were eliminated January 1, 2016 for future retirees who do not meet certain age, years of service and/or employment status criteria. This was pursuant to the amendments to a collective bargaining agreement with represented employees.

The measurement date for all benefit plans is December 31.

The following tables provide information with respect to the benefit obligations, the fair value of assets, and the funded status of the plans for the years ended at December 31:

	Pension Benefits		Other Postretirement Benefits
	2019	2018	2019	2018

Reconciliation of benefit obligation
Obligations at January 1	$42,417	$43,318	$65,277	$71,294

Service cost	845	740	1,260	1,345
Interest cost	2,020	1,599	3,063	2,885
Actuarial loss (gain)	845	(563)	8,473	(8,087)
Benefit payments	(2,633)	(2,677)	(2,595)	(2,160)

Total benefit obligation at December 31	$43,494	$42,417	$75,478	$65,277

	Pension Benefits		Other Postretirement Benefits
	2019	2018	2019	2018

Reconciliation of fair value of plan assets

Fair value of plan assets at January 1	$—	$—	$—	$—
Employer contributions	2,633	2,677	2,595	2,160
Benefit payments	(2,633)	(2,677)	(2,595)	(2,160)

Fair value of plan assets at December 31	$—	$—	$—	$—

74

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

	Pension Benefits		Other Postretirement Benefits
	2019	2018	2019	2018

Funded status

Funded status at December 31	$(43,494)	$(42,417)	$(75,478)	$(65,277)

Accrued benefit liability	$(43,494)	$(42,417)	$(75,478)	$(65,277)

	Pension Benefits		Other Postretirement Benefits
	2019	2018	2019	2018

Net prior service cost (benefit)	$41	$(97)	$(512)	$(270)
Net actuarial gain (loss)	12,160	12,035	(564)	(9,318)

Balance at December 31	$12,201	$11,938	$(1,076)	$(9,588)

The estimated net actuarial loss and prior service cost that will be amortized into net periodic benefit cost during 2020 for the non-qualified pension plans are $696 and $89, respectively. The estimated net actuarial gain and prior service cost that will be amortized for the other postretirement benefit plans are $0 and ($185), respectively.

The accumulated benefit obligation (“ABO”) represents the actuarial net present value of estimated future benefit obligations. The ABO for pension plans was $41,298 and $40,268 at December 31, 2019 and 2018, respectively.

The following table provides information with respect to the components of the net periodic benefit cost.

	Pension Benefits			Other Postretirement Benefits
	2019	2018	2017	2019	2018	2017

Service cost	$845	$740	$589	$1,260	$1,345	$1,101
Interest cost	2,020	1,599	1,792	3,063	2,885	3,046
Amortization of prior service cost (benefit)	7	706	(198)	(39)	3,277	3,361
Amortization of net unrecognized (gain)
loss	706	125	704	—	—	(153)

Net periodic benefit cost	$3,578	$3,170	$2,887	$4,284	$7,507	$7,355

75

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The actuarial assumptions used to develop pension and other postretirement benefit obligations for the years ended December 31 were as follows:

	Pension Benefits		Other Postretirement Benefits
	2019	2018	2019	2018

Weighted average assumptions at December 31 for benefit cost:
Discount rate	4.7%	4.2%	4.8%	4.1%
Rate of compensation increase	4.3	4.3	4.5	4.5

Weighted average assumptions at December 31 for obligation:
Discount rate	3.9%	4.8%	3.9%	4.8%
Rate of compensation increase	4.3	4.3	4.5	4.5

For measurement purposes, a 5.5% annual rate of increase in the per capita cost of covered health care benefits was assumed, decreasing gradually to 3.8% for 2074 and thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans.  A 1% increase (or decrease) in the assumed health care cost trend rate for each year would increase (decrease) the accumulated other postretirement benefit obligation as of December 31, 2019 by $1,965 or ($1,772) and the annual net periodic other postretirement benefit cost for the year then ended by $162 or ($156).

Estimated Future Benefit Payments

Expected future benefit payments for the years ended December 31 are as follows:

		Other Post
		Retirement Benefits
	Pension	Including
	Benefits	Subsidy

Estimated future benefit payments:
2020	$2,756	$2,523
2021	2,805	3,055
2022	2,786	3,594
2023	2,874	4,193
2024	2,848	4,399
2025-2029	13,854	22,232

The Company anticipates remitting $10,000 in 2020 to TruStage for TruStage’s contribution to the pension plans it sponsors for which the Company’s employees participate.  Such remittance will be recorded as expense upon payment.  For the remaining pension plans and other postretirement benefits, the employer contribution will be equivalent to the estimated 2020 benefits.

76

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Defined Contribution Plans

The Company sponsors thrift and savings plans, which cover substantially all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company may make contributions based on certain criteria. The Company’s contributions for the years ended December 31, 2019, 2018, and 2017 were $18,300, $17,487, and $16,525, respectively.

Note 15: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2019	2018

Nonadmitted assets:
Net deferred tax asset	$—	$(7,656)
Electronic data processing equipment and software	(83,320)	(72,156)
Furniture and equipment	(30,043)	(16,974)
Prepaid expenses and assets of 401(h) account	—	(38,692)
Contingent receivable	(3,275)	(31,597)
Other	(11,589)	(12,232)

Total nonadmitted assets	$(149,456)	$(179,307)

Asset valuation reserve	$(594,483)	$(376,011)
Unrealized capital gains (losses)	—	(301,513)

Note 16:  Premiums Deferred and Uncollected

Deferred and uncollected life insurance premiums as of December 31 are shown in the following table:

	2019		2018
		Net of		Net of
	Gross	Loading	Gross	Loading

Ordinary new business	$42,982	$17,825	$55,042	$22,178
Ordinary renewal	193,372	146,989	165,972	125,104
Credit life	14,765	14,765	16,675	16,675
Group life	61,950	51,982	67,294	56,487
Accident and health	25,382	25,382	27,066	27,066
Nonadmitted receivables	(43)	(43)	(57)	(57)

Total	$338,408	$256,900	$331,992	$247,453

Gross premium represents the amount of premium charged to the policyholders.  The amounts net of loading exclude the portion of the gross premium attributable to expenses and certain pricing assumptions.

77

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 17:  Separate Accounts

Separate accounts represent funds that are invested to support the Company’s obligations under variable annuities, single premium deferred index annuities, single premium deferred modified guaranteed index annuities, flexible premium variable and index linked deferred annuities  and variable universal life policies.  The assets of the separate accounts are carried at fair value, with the exception of certain assets for the single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity, which are carried at amortized cost, or the lower of amortized cost or fair value, based on the security’s NAIC designation.  See Note 2, Summary of Significant Accounting Policies – Prescribed Statutory Accounting Practice for additional information regarding this prescribed practice.

The general account of the Company has a maximum guarantee of separate account variable annuity liabilities of $56,937 and $94,445 as of December 31, 2019 and 2018, respectively.  The general account paid $320, $247, and $233 in 2019, 2018, and 2017, respectively, towards variable annuity guarantees.  The separate account paid risk charges to the general account related to these guarantees of $3,618, $4,233, and $4,733 in 2019, 2018, and 2017, respectively.

Information relating to the Company’s separate account business as of December 31 is set forth in the tables below:

	2019		2018
	Indexed with Guarantees	Non- Guaranteed	Indexed with Guarantees	Non- Guaranteed

Reserves with assets held:
At fair value	$—	$2,114,978	$—	$2,081,746
At amortized cost	4,076,413	—	2,895,166	—

Total	$4,076,413	$2,114,978	$2,895,166	$2,081,746

Reserves with assets subject to discretionary withdrawal:
At fair value	$—	$2,110,524	$—	$2,077,996
With fair value adjustment	4,076,413	—	2,895,166	—
Not subject to discretionary withdrawal	—	4,454	—	3,750

Total	$4,076,413	$2,114,978	$2,895,166	$2,081,746

The fair value of separate account assets held at amortized cost was $3,526,860 and $2,399,790 at December 31, 2019 and 2018, respectively.  The unrealized gain (loss) on the assets held was $131,720, ($69,862) and $66,111 at December 31, 2019, 2018 and 2017, respectively.

78

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table shows the premiums and deposits for contracts recorded in the separate accounts for the years ended December 31:

	2019		2018
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Non-guaranteed premiums, considerations and deposits received for separate account policies	$937,291	$127,465	$776,837	$128,582

Total	$937,291	$127,465	$776,837	$128,582

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2019		2018
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Transfers to separate accounts	$937,291	$127,465	$776,837	$128,582
Transfers from separate accounts	(118,198)	(466,365)	(62,972)	(718,793)
Valuation adjustment	—	(107)	—	42

Net transfers to (from) separate accounts	$819,093	$(339,007)	$713,865	$(590,169)

79

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 18:  Reconciliation to 2019 and 2017 Annual Statement

Subsequent to filing the Company’s 2019 annual statements with the Insurance Department, the Company reclassified its securities lending activity on the consolidated statutory basis statement of cash flows for presentation purposes.

The reconciliation from the 2019 MEMBERS Life and CMFG Life annual statements to the 2019 consolidated statutory basis financial statements is summarized below:

	As reported	As reported	Total per	As reported
	in 2019	in 2019	2019 MEMBERS	in Statutory
	MEMBERS	CMFG Life	Life and CMFG	Basis
	Life Annual	Annual	Life Annual	Financial
	Statements	Statemens	Statements	Statements	Difference

Statutory basis statements of cash flows Cost of investments acquired
Miscellaneous applications	$—	$25,488	$25,488	$171,495	$146,007
Net cash used in investing activities	(4,566)	(1,083,289)	(1,087,855)	(1,233,862)	(146,007)

Cash from financing and miscellaneous activities
Other cash provided (used)	$3,730	$32,980	$36,710	$182,717	$146,007
Net cash provided by (used in) financing and miscellaneous activities	3,718	152,515	156,233	302,240	146,007

Subsequent to filing the Company’s 2017 annual statements with the Insurance Department, the Company reclassified certain non-cash limited partnership activity on the consolidated statutory basis statement of cash flows for presentation purposes.

The reconciliation from the amended 2017 MEMBERS Life and CMFG Life annual statements to the 2017 consolidated statutory basis financial statements is summarized below:

	As reported	As reported	Total per	As reported
	in 2017	in 2017	2017 MEMBERS	in Statutory
	MEMBERS	CMFG Life	Life and CMFG	Basis
	Life Annual	Annual	Life Annual	Financial
	Statements	Statemens	Statements	Statements	Difference

Statutory basis statements of cash flows
Cash from investments sold, matured or repaid:
Other invested assets	$—	$554,851	$554,851	$350,965	$203,886

Costs of investments acquired:
Other invested assets	—	483,510	483,510	279,624	203,886

Net cash used in investing activities	—	(404,252)	(404,252)	(404,252)	—

80

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

In addition, in 2017 the Company adopted a more conservative statutory reserve methodology for its single premium deferred index annuity and its flexible premium variable and index linked deferred annuity due to the change in methodology. Management concluded that the previous method was an immaterial accounting error; therefore, it was corrected in the 2017 consolidated statutory basis statements of changes in capital and surplus as a reduction in surplus from separate accounts in the amount of $19,009. In 2018, the Company elected to amend and refile its 2017 annual statement (“the amended annual statement”) with the Insurance Department. This amended annual statement  presents 2017 as if the change in method had been applied in that year. This change results in the following difference between the audited 2017 consolidated statutory financial statement and the amended annual statement:

	As reported	As reported	Total per	As reported
	in 2017	in 2017	2017 MEMBERS	in Statutory
	MEMBERS	CMFG Life	Life and CMFG	Basis
	Life Annual	Annual	Life Annual	Financial
	Statements	Statemens	Statements	Statements	Difference

Statutory basis statements of operations
Net transfers to (from) separate accounts	$19,278	$153,537	$172,815	$170,630	$2,185

Note 19:  Subsequent Events

The Company evaluated subsequent events from December 31, 2019 through March 2, 2020, the date the consolidated statutory basis financial statements were available for issuance.  During this period, there were no significant subsequent events that require adjustment to or disclosure in the accompanying consolidated statutory basis financial statements.

81

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Supplemental Schedules December 31, 2019

Supplemental Schedules

82

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Admitted Assets, Liabilities and Capital and Surplus
December 31, 2019
(000s omitted)

		MEMBERS
Admitted Assets	CMFG Life	Life	Eliminations		Consolidated

Cash and invested assets:
Bonds and notes	$8,780,388	$34,412	$—		$8,814,800
Common stocks - affiliated	1,172,535	—	(39,989)	A	1,132,546
Common stocks - unaffiliated	89,616	—	—		89,616
Preferred stocks	4,391	—	—		4,391
Mortgage loans	1,924,182	—	—		1,924,182
Real estate occupied by the Company, at cost less accumulated depreciation	62,623	—	—		62,623
Real estate held for production of income, at cost less accumulated depreciation	1,462	—	—		1,462
Real estate held for sale, at cost less accumulated depreciation	—	—	—		—
Contract loans	109,093	—	—		109,093
Derivatives	27,195	—	—		27,195
Other invested assets	1,401,415	—	—		1,401,415
Receivable for securities sold	2,426	—	—		2,426
Securities lending assets	370,263	—	—		370,263
Cash, cash equivalents and short-term investments	62,759	29,037	—		91,796

Total cash and invested assets	14,008,348	63,449	(39,989)		14,031,808
Premiums in the course of collection	257,163	—	(263)	C	256,900
Accrued investment income	84,845	358	—		85,203
Federal income taxes recoverable	19,199	3,493	—		22,692
Net deferred tax asset	108,129	670	—		108,799
Amounts due from reinsurers	15,583	6,827	(21,497)	C	913
Electronic data processing equipment - at cost, less accumulated depreciation	8,801	—	—		8,801
Receivables from affiliates	106,153	8	(3,606)	B	102,555
Other assets	13,871	13	—		13,884
Separate account assets	6,781,537	169,654	—		6,951,191

Total admitted assets	$21,403,629	$244,472	(65,355)		$21,582,746

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.
B.	To consolidate and eliminate affiliated receivables and payables.
C.	To eliminate intercompany reinsurance agreements.

83

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Admitted Assets, Liabilities and Capital and Surplus, continued
December 31, 2019
(000s omitted)

		MEMBERS
Liabilities and Capital and Surplus	CMFG Life	Life	Eliminations		Consolidated
Liabilities:
Policy reserves
Life insurance and annuity contracts	$8,395,842	$—	$—		$8,395,842
Accident and health contracts	909,708	—	—		909,708
Liability for deposit-type contracts	759,111	—	—		759,111
Policy and contract claims	123,433	—	(755)	C	122,678
Dividends payable to policyholders	24,101	—	—		24,101
Advance premium and experience refunds	92,242	—	—		92,242
Reinsurance payable	(1,064)	14,933	(12,927)	C	942
Funds held under reinsurance	—	—	—		—
Interest maintenance reserve	26,222	—	—		26,222
Liability for employee retirement plans	223,399	—	—		223,399
Amount held for others	14,073	8	(8,078)	C	6,003
Payable to affiliates	62,398	8,626	(3,606)	B	67,418
Commissions, expenses, taxes, licenses, and fees accrued	190,655	763	—		191,418
Notes and interest payable	330,133	—	—		330,133
Asset valuation reserve	594,443	40	—		594,483
Derivatives	19,337	—	—		19,337
Payable for securities purchased	2,849	—	—		2,849
Margin account liability	231,979	—	—		231,979
Other liabilities	6,929	17,608	—		24,537
Payable for securities lending	370,263	—	—		370,263
Transfers to separate accounts	48,391	(7,149)	—		41,242
Separate account liabilities	6,781,537	169,654	—		6,951,191

Total liabilities	19,205,981	204,483	(25,366)		19,385,098
Capital and surplus:
Capital
Common stock	7,500	5,000	(5,000)	A	7,500
Paid-in capital	62,837	31,153	(31,153)	A	62,837
Surplus notes	85,000	—	—		85,000
Unassigned surplus	2,042,311	3,836	(3,836)	A	2,042,311

Total capital and surplus	2,197,648	39,989	(39,989)		2,197,648

Total liabilities and capital and surplus	$21,403,629	$244,472	(65,355)		$21,582,746

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.
B.	To consolidate and eliminate affiliated receivables and payables.
C.	To eliminate intercompany reinsurance agreements.

84

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Operations
Year Ended December 31, 2019
(000s omitted)

		MEMBERS
Statement of Operations	CMFG Life	Life	Eliminations		Consolidated
Income
Premiums and other considerations
Life and annuity contracts	$3,377,637	$—	$—		$3,377,637
Accident and health contracts	584,284	—	—		584,284
Supplementary contracts	26,621	—	—		26,621
Net investment income	597,535	1,626	—		599,161
Reinsurance commissions	1,231	85,813	(85,813)	C	1,231
Separate account net gain from operations	—	—	—		—
Commission and fee income	65,775	38	—		65,813
Other income (loss)	(26,823)	39,864	—		13,041

Total income	4,626,260	127,341	(85,813)		4,667,788

Benefits and expenses
Death and annuity benefits	570,562	2	—		570,564
Disability and accident and health benefits	230,012	(2)	—		230,010
Interest on deposit-type contracts	24,055	—	—		24,055
Other benefits to policyholders and beneficiaries	2,394	—	—		2,394
Surrender benefits	1,587,332	—	—		1,587,332
Payments on supplementary contracts with life contingencies, interest and policy or deposit-type contract funds, and group conversions	37,244	—	—		37,244
Increase in policy reserves-life and annuity contracts and accident and health insurance	653,007	—	—		653,007
General insurance expenses	725,555	37,669	—		763,224
Insurance taxes, licenses, fees, and commissions	136,742	48,143	(85,813)	C	99,072
Net transfers to (from) separate accounts	439,768	40,318	—		480,086

Total benefits and expenses	4,406,671	126,130	(85,813)		4,446,988

Income before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains	219,589	1,211	—		220,800
Dividends to policyholders	25,329	—	—		25,329

Income before federal income tax expense (benefit) and net realized capital gains	194,260	1,211	—		195,471
Federal income tax expense (benefit)	(17,958)	(59)	—		(18,017)

Income before net realized capital gains	212,218	1,270	—		213,488
Net realized capital gains, excluding gains transferred to IMR, net of tax expense	(7,702)	(20)	—		(7,722)

Net income	$204,516	$1,250	$—		$205,766

C.	To eliminate intercompany reinsurance agreements.

85

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Changes in Capital and Surplus
Year Ended December 31, 2019
(000s omitted)

		MEMBERS
Capital and Surplus	CMFG Life	Life	Eliminations		Consolidated
Balance at the beginning of year	$2,254,820	$39,447	$(39,447)		$2,254,820
Additions (deductions):
Net income	204,516	1,250	—		205,766
Change in unrealized capital gains, net of tax	(27,138)	—	(543)	A	(27,681)
Change in unrealized foreign exchange capital gain,	886	—	—		886
Change in net deferred income tax	(15,140)	209	—		(14,931)
Change in nonadmitted assets	30,748	(897)	—		29,851
Change in asset valuation reserve	(218,453)	(19)	—		(218,472)
Change in pension liablity, net of tax	(6,591)	—	—		(6,591)
Dividends to stockholders	(26,000)	—	—		(26,000)

Net additions (deductions)	(57,172)	543	(543)		(57,172)

Balance at the end of the year	$2,197,648	$39,990	$(39,990)		$2,197,648

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.

86

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Cash Flows
Year Ended December 31, 2019
(000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated

Cash from operating activities
Premiums and other considerations	$3,979,495	$7,522	$—		$3,987,017
Net investment income received	603,789	1,568	—		605,357
Reinsurance commissions	1,231	85,813	(85,813)	C	1,231
Other income	34,445	36,444	—		70,889
Policy and contract benefits and dividends paid	(2,448,023)	(44)	—		(2,448,067)
Operating expenses paid	(842,386)	(83,030)	85,813	C	(839,603)
Federal income taxes paid	(26,164)	(568)	—		(26,732)
Net transfers (to) from separate accounts	(375,146)	(42,734)	—		(417,880)

Net cash provided by operating activities	927,241	4,971	—		932,212

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,396,932	428	—		1,397,360
Stocks	119,905	—	—		119,905
Mortgage loans	134,470	—	—		134,470
Real estate	—	—	—		—
Other invested assets	338,010	—	—		338,010
Net change in receivables from securities sold	72	—	—		72
Miscellaneous proceeds	68,877	—	—		68,877

Total investment proceeds	2,058,266	428	—		2,058,694

Cost of investments acquired
Bonds and notes	2,239,558	4,994	—		2,244,552
Stocks	180,045	—	—		180,045
Mortgage loans	309,504	—	—		309,504
Real estate	7,734	—	—		7,734
Other invested assets	376,093	—	—		376,093
Miscellaneous applications	171,495	—	—		171,495
			—
Total investments acquired	3,284,429	4,994	—		3,289,423

Net increase in contract loans	3,133	—	—		3,133

Net cash used in investing activities	(1,229,296)	(4,566)	—		(1,233,862)

C.	To eliminate intercompany reinsurance agreements.

87

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Cash Flows, continued
Year Ended December 31, 2019
(000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated

Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	$72,719	$—	$—	$72,719
Net deposits on deposit-type contracts	72,816	(12)	—	72,804
Dividends to stockholders	(26,000)	—	—	(26,000)
Other cash provided (used)	178,987	3,730	—	182,717

Net cash provided by (used in) financing and miscellaneous activities	298,522	3,718	—	302,240
Net change in cash, cash equivalents and short-term investments	(3,534)	4,126	—	592
Cash, cash equivalents and short-term investments at the beginning of year	66,292	24,912	—	91,204

Cash, cash equivalents and short-term investments at the end of year	$62,759	$29,037	$—	$91,796

88

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Admitted Assets, Liabilities and Capital and Surplus
December 31, 2018
(000s omitted)

Admitted Assets	CMFG Life	MEMBERS Life	Eliminations		Consolidated

Cash and invested assets:
Bonds and notes	7,863,759	29,885	—		$7,893,644
Common stocks - affiliated	1,129,735	—	(39,447)	A	1,090,288
Common stocks - unaffiliated	66,860	—	—		66,860
Preferred stocks	4,905	—	—		4,905
Mortgage loans	1,749,148	—	—		1,749,148
Real estate occupied by the Company, at cost less accumulated depreciation	62,909	—	—		62,909
Real estate held for production of income,
at cost less accumulated depreciation	1,495	—	—		1,495
Real estate held for sale, at cost less accumulated depreciation	—	—	—		—
Contract loans	105,960	—	—		105,960
Derivatives	7,665	—	—		7,665
Other invested assets	1,199,993	—	—		1,199,993
Receivable for securities sold	9,078	—	—		9,078
Securities lending assets	218,108	—	—		218,108
Cash, cash equivalents and short-term investments	66,292	24,912	—		91,204

Total cash and invested assets	12,485,907	54,797	(39,447)		12,501,257
Premiums in the course of collection	247,753	—	(300)	C	247,453
Accrued investment income	82,907	304	—		83,211
Federal income taxes recoverable	—	2,889	(78)	D	2,811
Net deferred tax asset	109,849	336	—		110,185
Amounts due from reinsurers	8,098	3,175	(10,286)	C	987
Electronic data processing equipment - at cost, less accumulated depreciation	1,875	—	—		1,875
Receivables from affiliates	109,583	25	(2,193)	B	107,415
Other assets	11,981	7	—		11,988
Separate account assets	5,234,121	103,205	—		5,337,326

Total admitted assets	$18,292,074	$164,738	(52,304)		$18,404,508

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.

B.	To consolidate and eliminate affiliated receivables and payables.

C.	To eliminate intercompany reinsurance agreements.

D.	To present taxes net for consolidated reporting.

89

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Admitted Assets, Liabilities and Capital and Surplus, continued
Year Ended December 31, 2018
(000s omitted)

Liabilities and Capital and Surplus	CMFG Life	MEMBERS Life	Eliminations		Consolidated
Liabilities:
Policy reserves
Life insurance and annuity contracts	$7,776,464	$—	$—		$7,776,464
Accident and health contracts	876,072	—	—		876,072
Liability for deposit-type contracts	663,254	—	—		663,254
Policy and contract claims	109,427	—	(700)	C	108,727
Dividends payable to policyholders	24,765	—	—		24,765
Advance premium and experience refunds	95,058	—	—		95,058
Reinsurance payable	(3,873)	7,411	(2,536)	C	1,002
Funds held under reinsurance	—	—	—		—
Interest maintenance reserve	25,058	—	—		25,058
Liability for employee retirement plans	200,340	—	—		200,340
Amount held for others	12,586	39	(7,350)	C	5,275
Payable to affiliates	75,686	5,194	(2,193)	B	78,687
Commissions, expenses, taxes, licenses, and fees accrued	161,906	1,480	—		163,386
Notes and interest payable	235,191	—	—		235,191
Asset valuation reserve	375,991	20	—		376,011
Derivatives	2,781	—	—		2,781
Payable for securities purchased	9,082	—	—		9,082
Federal income taxes payable	78	—	(78)	D	—
Margin account liability	2,620	—	—		2,620
Other liabilities	6,785	12,676	—		19,461
Payable for securities lending	218,108	—	—		218,108
Transfers to separate accounts	(64,246)	(4,734)	—		(68,980)
Separate account liabilities	5,234,121	103,205	—		5,337,326

Total liabilities	16,037,254	125,291	(12,857)		16,149,688
Capital and surplus:
Capital
Common stock	7,500	5,000	(5,000)	A	7,500
Paid-in capital	62,837	31,153	(31,153)	A	62,837
Surplus notes	85,000	—	—		85,000
Unassigned surplus	2,099,483	3,294	(3,294)	A	2,099,483
Total capital and surplus	2,254,820	39,447	(39,447)		2,254,820
Total liabilities and capital and surplus	$18,292,074	$164,738	(52,304)		$18,404,508

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.

B.	To consolidate and eliminate affiliated receivables and payables.

C.	To eliminate intercompany reinsurance agreements.

D.	To present taxes net for consolidated reporting.

90

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Operations
Year Ended December 31, 2018
(000s omitted)

Statement of Operations	CMFG Life	MEMBERS Life	Eliminations		Consolidated
Income
Premiums and other considerations
Life and annuity contracts	$2,909,017	$—	$—		$2,909,017
Accident and health contracts	565,189	—	—		565,189
Supplementary contracts	18,993	—	—		18,993
Net investment income	516,559	758	—		517,317
Reinsurance commissions	1,272	71,157	(71,157)	C	1,272
Separate account net gain from operations	—	—	—		—
Commission and fee income	65,919	18	—		65,937
Other income (loss)	(26,286)	40,425	—		14,139

Total income	4,050,663	112,358	(71,157)		4,091,864

Benefits and expenses
Death and annuity benefits	522,275	—	—		522,275
Disability and accident and health benefits	229,860	—	—		229,860
Interest on deposit-type contracts	17,645	—	—		17,645
Other benefits to policyholders and beneficiaries	2,173	—	—		2,173
Surrender benefits	1,728,294	—	—		1,728,294
Payments on supplementary contracts with life contingencies, interest and policy or deposit-type contract funds, and group conversions	36,168	—	—		36,168
Increase in policy reserves-life and annuity contracts and accident and health insurance	295,569	—	—		295,569
General insurance expenses	822,526	30,755	—		853,281
Insurance taxes, licenses, fees, and commissions	135,681	40,402	(71,157)	C	104,926
Net transfers to (from) separate accounts	82,991	40,705	—		123,696
Total benefits and expenses	3,873,182	111,862	(71,157)		3,913,887
Income before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains	177,481	496	—		177,977
Dividends to policyholders	26,107	—	—		26,107
Income before federal income tax expense (benefit) and net realized capital gains	151,374	496	—		151,870
Federal income tax expense (benefit)	27,597	(74)	—		27,523
Income before net realized capital gains	123,777	570	—		124,347
Net realized capital gains, excluding gains transferred to IMR, net of tax expense	3,965	(151)	—		3,814
Net income	$127,742	$419	$—		$128,161

C.	To eliminate intercompany reinsurance agreements.

91

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Changes in Capital and Surplus
Year Ended December 31, 2018
(000s omitted)

Capital and Surplus	CMFG Life	MEMBERS Life	Eliminations		Consolidated

Balance at the beginning of year	$2,107,167	$18,601	$(18,601)		$2,107,167

Additions (deductions):
Net income	127,742	419	—		128,161
Change in unrealized capital gains, net of tax	(1,847)	—	(193)	A	(2,040)
Change in unrealized foreign exchange capital gain,	(1,044)	—	—		(1,044)
Change in net deferred income tax	56,488	387	—		56,875
Change in nonadmitted assets	(5,773)	(595)	—		(6,368)
Change in asset valuation reserve	4,008	(18)	—		3,990
Change in pension liablity, net of tax	10,079	—	—		10,079
Dividends to stockholders	(42,000)	—	—		(42,000)
Paid-in capital	—	20,653	(20,653)	A	—

Net additions (deductions)	147,653	20,846	(20,846)		147,653

Balance at the end of the year	$2,254,820	$39,447	$(39,447)		$2,254,820

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.

92

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Cash Flows
Year Ended December 31, 2018
(000s omitted)

	CMFG Life	MEMBERS Life	Eliminations		Consolidated

Cash from operating activities
Premiums and other considerations	$3,469,712	$(8,605)	$—		$3,461,107
Net investment income received	450,360	790	—		451,150
Reinsurance commissions	1,272	71,157	(71,157)	C	1,272
Other income	16,854	52,391	—		69,245
Policy and contract benefits and dividends paid	(2,532,334)	(363)	—		(2,532,697)
Operating expenses paid	(967,940)	(64,178)	71,157	C	(960,961)
Federal income taxes received (paid)	(26,606)	(497)	—		(27,103)
Net transfers (to) from separate accounts	(135,310)	(42,947)	—		(178,257)

Net cash provided by operating activities	276,008	7,748	—		283,756

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,240,356	1,268	—		1,241,624
Stocks	60,528	—	—		60,528
Mortgage loans	198,590	—	—		198,590
Real estate	6,180	—	—		6,180
Other invested assets	109,794	—	—		109,794
Miscellaneous proceeds	26,202	—	—		26,202

Total investment proceeds	1,641,650	1,268	—		1,642,918

Cost of investments acquired
Bonds and notes	978,392	—	—		978,392
Stocks	176,942	—	—		176,942
Mortgage loans	202,732	—	—		202,732
Real estate	4,895	—	—		4,895
Other invested assets	451,695	—	—		451,695
Miscellaneous applications	93,444	—	—		93,444

Total investments acquired	1,908,100	—	—		1,908,100

Net decrease in contract loans	2,580	—	—		2,580

Net cash provided by (used in) investing activities	(269,030)	1,268	—		(267,762)

C. To eliminate intercompany reinsurance agreements.

93

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statement of Statutory Basis Statement of Cash Flows, continued Year Ended December 31, 2018 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated
Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	(54,533)	—	—	(54,533)
Net deposits on deposit-type contracts	95,853	(7)	—	95,846
Dividends to stockholders	(42,000)	—	—	(42,000)
Other cash provided (used)	(23,270)	(2,536)	—	(25,806)

Net cash provided by (used in) financing and miscellaneous activities	(23,950)	(2,543)	—	(26,493)
Net change in cash, cash equivalents and short-term investments	(16,972)	6,473	—	(10,499)
Cash, cash equivalents and short-term investments at the beginning of year	83,264	18,439	—	101,703

Cash, cash equivalents and short-term investments at the end of year	$66,292	$24,912	$—	$91,204

94

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data As of and for the Year Ended December 31, 2019 (000s omitted)

Investment income earned:
Government bonds	$3,537
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	346,030
Bonds of affiliates	2,418
Preferred stocks (unaffiliated)	206
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	4,134
Common stocks of affiliates	95,605
Mortgage loans	81,802
Real estate	18,267
Premium notes, contract loans and liens	7,290
Cash	1,021
Cash equivalents	—
Short-term investments	1,060
Other invested assets	79,672
Derivative financial instruments	1,354
Aggregate write-in for investment income	3,778
Gross investment income	$646,174

Real estate owned - book value less encumbrances (excluding home office)	$62,623

Mortgage loans - book value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	1,924,182
Total mortgage loans	$1,924,182

Mortgage loans by standing - book value:
Good standing	$1,924,182
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—
Other long-term assets-statement value	1,401,415
Collateral loans	—
Bonds and stocks of parents, subsidiaries and affiliates - book value Bonds	34,064
Preferred stocks	—
Common stocks	1,172,535

95

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2019 (000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$606,104
Over 1 year through 5 years	2,350,823
Over 5 years through 10 years	3,422,844
Over 10 years through 20 years	1,020,068
Over 20 years	1,391,381
No Maturity	23,580
Total by maturity	$8,814,800

Bonds by class - statement value
Class 1	$5,335,749
Class 2	3,050,631
Class 3	344,544
Class 4	36,138
Class 5	38,795
Class 6	463
Total by class	$8,806,320

Total bonds publicly traded	$5,155,887
Total bonds privately placed	3,650,433

Preferred stocks - statement value	4,391
Common stocks - market value	89,616
Short-term investments - book value	21,933
Options, caps & floors - statement value	25,174
Options, caps & floors written and in force - statement value (excluding liabilities)	—
Collar, swap & forward agreements open - statement value	—
Futures contracts open - current value (excluding liabilities)	—
Cash	22,772
Cash equivalents	18,969

96

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2019 (000s omitted)

Life insurance in force:
Industrial	$—
Ordinary	32,114,673
Credit life	20,090,782
Group life	8,278,147

Amount of accidental death insurance in force under ordinary policies	1,241,861

Life insurance policies with disability provisions in force:
Industrial	—
Ordinary	1,858,627
Credit life	17,235
Group life	29

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	119,062
Income payable	9,461

Ordinary - involving life contingencies
Income payable	31,556

Group - not involving life contingencies
Amount of deposit	—
Income payable	—

Group - involving life contingencies
Income payable	—

Annuities:
Ordinary
Immediate - amount of income payable	35,551
Deferred - fully paid - account balance	4,730,040
Deferred - not fully paid - account balance	1,058,958

Group
Immediate - amount of income payable	74,113
Fully paid account payable	—
Not fully paid - account balance	3,283,489

Accident and health insurance - premium in force
Ordinary	65,132
Group	260,906
Credit	354,540

Deposit funds and dividends accumulations:
Deposit funds - account balance	1,097
Dividend accumulations - account balance	147,307

97

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2019 (000s omitted)

Claim payments 2019
Group accident and health - year ended December 31
2019	$44,926
2018	23,689
2017	1,907
2016	1,313
2015	587
Prior	3,788

Other accident and health
2019	2,285
2018	5,150
2017	3,334
2016	1,873
2015	1,102
Prior	2,010

Other coverages that use developmental methods to calculate claims reserves
2019	40,055
2018	38,755
2017	20,629
2016	13,352
2015	8,096
Prior	10,633

98

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data As of and for the Year Ended December 31, 2019 (000s omitted)

Investment income earned:
Government bonds	$231
Other bonds (unaffiliated)	740
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	—
Real estate	—
Premium notes, contract loans and liens	—
Collateral loans	—
Cash	—
Cash equivalents	—
Short-term investments	709
Other invested assets	—
Derivative financial instruments	—
Aggregate write-in for investment income	—
Gross investment income	$1,680

Real estate owned - book value less encumbrances	$—

Mortgage loans - book value:
Farm mortgages	—
Residential mortgages	—
Commercial mortgages	—
Total mortgage loans	$—

Mortgage loans by standing - book value:
Good standing	—
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—

Other long-term assets-statement value	—
Collateral loans	—
Bonds and stocks of parents, subsidiaries and affiliates - book value:
Bonds	—
Preferred stocks	—
Common stocks	—

99

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2019 (000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$8,102
Over 1 year through 5 years	13,431
Over 5 years through 10 years	3,726
Over 10 years through 20 years	383
Over 20 years	8,770
Total by maturity	$34,412

Bonds by class - statement value
Class 1	$32,441
Class 2	1,971
Class 3	—
Class 4	—
Class 5	—
Class 6	—
Total by class	$34,412

Total bonds publicly traded	$29,409
Total bonds privately placed	5,003

Preferred stocks - statement value	—
Common stocks - market value	—
Short-term investments - book value	—
Options, caps & floors - statement value	—
Options, caps & floors written and in force - statement value	—
Collar, swap & forward agreements open - statement value	—
Futures contracts open - current value	—
Cash	—
Cash equivalents	2,812

100

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2019
(000s omitted)

Life insurance in force:
Industrial	$—
Ordinary	—
Credit life	—
Group life	—

Amount of accidental death insurance in force under ordinary policies	—

Life insurance policies with disability provisions in force:
Industrial	—
Ordinary	—
Credit life	—
Group life	—

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount in deposit	—
Income payable	—

Ordinary - involving life contingencies
Income payable	—

Group - not involving life contingencies
Amount of deposit	—
Income payable	—

Group - involving life contingencies
Income payable	—

Annuities:
Ordinary
Immediate - amount of income payable	—
Deferred - fully paid - account balance	—
Deferred - not fully paid - account balance	—

Group
Immediate - amount of income payable	—
Fully paid account payable	—
Not fully paid - account balance	—

Accident and health insurance - premium in force
Ordinary	—
Group	—
Credit	—

Deposit funds and dividends accumulations:
Deposit funds - account balance	—
Dividend accumulations - account balance	—

101

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2019
(000s omitted)

Claim payments 2019
Group accident and health - year ended December 31
2019
2018
2017	$—
2016	—
2015	—
Prior	—
Other accident and health
2019
2018	—
2017	—
2016	—
2015	—
Prior	—

Other coverages that use developmental methods to calculate claims
2019
2018	—
2017	—
2016	—
2015	—
Prior	—

102

CMFG LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2019
(000s omitted)

	Gross Investment	Admitted Invested Assets Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds:
U.S. governments	$348,394	348,394	2.5%
All other governments	5,000	5,000	0.0%
U.S. states, territories and possessions, etc. guaranteed	25,926	25,926	0.2%
U.S. political subdivisions of states, territories, and posessions, guaranteed	244,653	244,653	1.7%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	618,634	618,634	4.4%
Industrial and miscellaneous	7,488,616	7,488,616	53.5%
Hybrid securities	—	—	0.0%
Parent, subsidiaries and affiliates	34,064	34,064	0.2%
SVO identified funds	15,101	15,101	0.1%
Unaffiliated Bank loans	—	—	0.0%
Total long-term bonds	8,780,388	8,780,388	62.7%
Preferred Stocks
Industrial and miscellaneous (unaffiliated)	4,391	4,391	0.0%
Parent, subsidiaries and affiliates	—	—	0.0%
Total preferred stocks	4,391	4,391	0.0%
Common Stocks
Industiral and miscellaneous
Publicly traded (Unaffiliated)	—	—	0.0%
Industrial and miscellaneous Other (unaffiliated)	89,616	89,616	0.6%
Parent, subsidiaries and affiliates Publicly traded	—	—	0.0%
Parent, subsidiaries and affiliates Other	1,172,535	1,172,535	8.4%
Mutual funds	—	—	0.0%
Unit investment trusts	—	—	0.0%
Total common stocks	1,262,151	1,262,151	9.0%
Mortgage loans	1,924,182	1,924,182	13.7%
Real estate	64,085	64,085	0.5%
Cash, cash equivalents and short-term investments	62,759	62,759	0.4%
Contract loans	109,093	109,093	0.8%
Derivatives	27,195	27,195	0.2%
Other invested assets	1,401,415	1,401,415	10.0%
Receivables for securities	2,426	2,426	0.0%
Securities lending	370,263	370,263	2.6%
Total invested assets	14,008,348	14,008,348	100.0%

103

MEMBERS LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2019
(000s omitted)

	Gross Investment	Admitted Invested Assets Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds:
U.S. governments	$8,962	8,962	14.1%
All other governments	—	—	0.0%
U.S. states, territories and possessions, etc. guaranteed	—	—	0.0%
U.S. political subdivisions of states, territories, and posessions, guaranteed	—	—	0.0%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	2,994	2,994	4.7%
Industrial and miscellaneous	22,456	22,456	35.4%
Hybrid securities	—	—	0.0%
Parent, subsidiaries and affiliates	—	—	0.0%
SVO identified funds	—	—	0.0%
Unaffiliated Bank loans	—	—	0.0%
Total long-term bonds	34,412	34,412	54.2%
Preferred Stocks
Industrial and miscellaneous (unaffiliated)	—	—	0.0%
Parent, subsidiaries and affiliates	—	—	0.0%
Total preferred stocks	—	—	0.0%
Common Stocks
Industrial and miscellaneous
Publicly traded (unaffiliated)	—	—	0.0%
Industrial and miscellaneous Other (unaffiliated)	—	—	0.0%
Parent, subsidiaries and affiliates Publicly traded	—	—	0.0%
Parent, subsidiaries and affiliates Other	—	—	0.0%
Mutual funds	—	—	0.0%
Unit investment trusts	—	—	0.0%
Total common stocks	—	—	0.0%
Mortgage loans	—	—	0.0%
Real estate	—	—	0.0%
Cash, cash equivalents and short-term investments	29,037	29,037	45.8%
Contract loans	—	—	0.0%
Derivatives	—	—	0.0%
Other invested assets	—	—	0.0%
Receivables for securities	—	—	0.0%
Securities lending	—	—	0.0%
Total invested assets	63,449	63,449	100.0%

104

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2019
(000s omitted)

1.	Reporting entity’s total admitted assets, excluding separate account assets.	$14,622,093

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	CUNA Mutual Investment Corporation	Equity	$1,172,535	8.019%
2.02	MCA Funds Holding Company LLC	Equity	991,975	6.784%
2.03	MCA Fund II Holding LLC	Bond/Equity	220,413	1.507%
2.04	MCA Fund I Holding LLC	Equity	107,036	0.732%
2.05	Federal Home Loan Bank Des Moines	Equity	47,200	0.323%
2.06	Discovery Card Master Trust	Bond	45,448	0.311%
2.07	FREMF Mortgage Trust	Bond	42,673	0.292%
2.08	JP Morgan Mortgage Trust	Bond	37,872	0.259%
2.09	OWL Rock Capital Corp	Equity	34,973	0.239%
2.10	Deer Valley Townhomes	Mortgage	32,171	0.220%

3.	Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

	Bonds	1	2
3.01	NAIC-1	$5,335,749	36.491%
3.02	NAIC-2	3,050,631	20.863%
3.03	NAIC-3	344,544	2.356%
3.04	NAIC-4	36,138	0.247%
3.05	NAIC-5	38,795	0.265%
3.06	NAIC-6	463	0.003%
	Preferred Stocks	3	4
3.07	P/RP-1	$—	0.000%
3.08	P/RP-2	4,000	0.027%
3.09	P/RP-3	—	0.000%
3.10	P/RP-4	—	0.000%
3.11	P/RP-5	391	0.003%
3.12	P/RP-6	—	0.000%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets?	Yes [ ] No [x]

If response to 4.01 above is yes, responses are not provided for interrogatories 5-10.

4.02	Total admitted assets held in foreign investments	$1,826,992	12.495%
4.03	Foreign-currency-denominated investments	78,025	0.534%
4.04	Insurance liabilities denominated in that same foreign currency	—	0.000%

105

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2019
(000s omitted)

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	1	2
5.01 Countries rated NAIC-1	$1,751,566	11.979%
5.02 Countries rated NAIC-2	52,299	0.358%
5.03 Countries rated NAIC-3 or below	23,127	0.158%

6.	Two largest foreign investment exposures by country, categorized by the country's NAIC sovereign rating:

		1	2
	Countries rated NAIC-1:
6.01	Country 1: Cayman Islands	$494,031	3.379%
6.02	Country 2: Australia	288,087	1.970%

	Countries rated NAIC-2:
6.03	Country 1: Mexico	$32,277	0.221%
6.04	Country 2: Columbia	8,851	0.061%

	Countries rated NAIC-3 or below:
6.05	Country 1: Bahamas	$8,925	0.061%
6.06	Country 2: Jamaica	4,101	0.028%

		1	2
7.	Aggregate unhedged foreign currency exposure:	$4,451	0.030%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

		1	2
8.01	Countries rated NAIC-1	$2,110	0.014%
8.02	Countries rated NAIC-2	42	0.000%
8.03	Countries rated NAIC-3 or below	2,299	0.016%

9.	Two largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign rating:

	Countries rated NAIC-1:	1	2
9.01	Country 1: Netherland Antilles	$2,110	0.014%
9.02	Country 2:		0.000%

	Countries rated NAIC-2:
9.03	Country 1: Hungary	$42	0.000%
9.04	Country 2:	—	0.000%

	Countries rated NAIC-3 or below:
9.05	Country 2: Antigua	$968	0.007%
9.06	Country 2: Guyana	965	0.007%

106

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2019
(000s omitted)

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2
	Issuer	NAIC Rating	3	4
10.01	Siemens Financieringsmat	1	$23,920	0.164%
10.02	VOYA CLO LTD	1	21,993	0.150%
10.03	Wind River CLO Limited	1	21,728	0.149%
10.04	Venture CDO LTD	1	20,000	0.137%
10.05	Maranon Loan Funding	1	19,500	0.133%
10.06	Transurban Queensland	2	19,000	0.130%
10.07	BNP Paribas	1	18,054	0.123%
10.08	Rabobank Nederland	2,1	18,030	0.123%
10.09	ABPCI Direct Lending Fund CLO	1	18,000	0.123%
10.10	NSW Electricity	2	17,000	0.116%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

	11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [X] No [ ]
If response to 11.01 is yes, detail is not provided for the remainder of Interrogatory 11.

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.
	12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes [X] No [ ]
If response to 12.01 is yes, responses are not provided for the remainder of Interrogatory 12.

107

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2019
(000s omitted)

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:
	13.01	Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [X]
If response to 13.01 above is yes, responses are not provided for the remainder of Interrogatory 13.

	1	2	3
	Name of Issuer
13.02	CUNA Mutual Investment Corporation	$1,172,535	8.019%
13.03	MCA Funds Holding Company LLC	991,975	6.784%
13.04	MCA Fund II Holding LLC	186,350	1.274%
13.05	MCA Fund I Holding LLC	107,036	0.732%
13.06	Federal Home Loan Bank Des Moines	47,200	0.323%
13.07	Owl Rock Capital Corporation	34,973	0.239%
13.08	Allstate Corporation	4,000	0.027%
13.09	MEMBERS Trust Company	2,754	0.019%
13.10	CMG Limited	2,164	0.015%
13.11	MPE Power Structures	1,277	0.009%

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

	14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes [X] No [ ]
If response to 14.01 above is yes, responses are not provided for the remainder of Interrogatory 14.

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

	15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?
Yes [X] No [ ]
If response to 15.01 above is yes, responses are not provided for the remainder of Interrogatory 15.

108

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2019
(000s omitted)

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

	16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? If response to 16.01 above is yes, responses are not provided for the remainder of Interrogatory 16 and Interrogatory 17.	Yes [ ] No [X]

	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	Commercial	$32,171	0.220%
16.03	Commercial	30,000	0.205%
16.04	Commercial	30,000	0.205%
16.05	Commercial	30,000	0.205%
16.06	Commercial	27,571	0.189%
16.07	Commercial	18,000	0.123%
16.08	Commercial	18,000	0.123%
16.09	Commercial	17,500	0.120%
16.10	Commercial	17,000	0.116%
16.11	Commercial	16,728	0.114%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Loans
16.12	Construction loans	$—	0.000%
16.13	Mortgage loans over 90 days past due	—	0.000%
16.14	Mortgage loans in the process of foreclosure	—	0.000%
16.15	Mortgage loans foreclosed	—	0.000%
16.16	Restructured mortgage loans	—	0.000%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan-to-Value	1	2	3	4	5	6
17.01	above 95%	$—	0.000%	$—	0.000%	$—	0.000%
17.02	91% to 95%	—	0.000%	—	0.000%	—	0.000%
17.03	81% to 90%	3,815	0.198%	—	0.000%	—	0.000%
17.04	71% to 80%	93,777	4.874%	—	0.000%	—	0.000%
17.05	below 70%	1,826,591	94.928%	—	0.000%	—	0.000%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:
	18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?
Yes [X] No [ ]
If response to 18.01 above is yes, responses are not provided for the remainder of Interrogatory 18.

109

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2019
(000s omitted)

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans.
19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s admitted assets?	Yes [X] No [ ]

If response to 19.01 is yes, responses are not provided for the remainder of Interrogatory 19.

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$454,588	3.109%	$245,210	$474,854	$460,005
20.02	Repurchase agreements	—	0.000%	—	—	—
20.03	Reverse repurchase agreements	370,263	2.532%	254,578	388,899	385,137
20.04	Dollar repurchase agreements	—	0.000%	—	—	—
20.05	Dollar reverse repurchase agreements	—	0.000%	—	—	—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$—	0.000%	$—	0.000%
21.02	Income generation	—	0.000%	—	0.000%
21.03	Other	—	0.000%	—	0.000%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$4,222	0.029%	$3,618	$4,082	$3,982
22.02	Income generation	—	0.000%	—	—	—
22.03	Replications	—	0.000%	—	—	—
22.04	Other	—	0.000%	—	—	—

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
23.01	Hedging	$—	0.000%	$—	$—	$—
23.02	Income generation	—	0.000%	—	—	—
23.03	Replications	—	0.000%	—	—	—
23.04	Other	—	0.000%	—	—	—

110

MEMBERS LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2019
(000s omitted)

1.	Reporting entity’s total admitted assets, excluding separate account assets.	$74,819

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
				Percentage of Total
	Issuer	Description of Exposure	Amount	Admitted Assets
2.01	Discover Card Master Trust	Bond	$2,000	2.673%
2.02	Johnson & Johnson	Bond	1,501	2.006%
2.03	Microsoft Corporation	Bond	1,012	1.353%
2.04	John Deere Capital Corporation	Bond	1,006	1.345%
2.05	Schlumberger Oilfield UK	Bond	1,005	1.343%
2.06	HSBC Bank PLC	Bond	1,004	1.342%
2.07	Novatris Capital Corp	Bond	1,004	1.342%
2.08	Shell International Inc	Bond	1,003	1.341%
2.09	Narragansett Corporation	Bond	1,002	1.339%
2.10	Northern Trust Corporation	Bond	1,001	1.338%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

	Bonds	1	2
3.01	NAIC-1	$32,441	43.359%
3.02	NAIC-2	1,971	2.634%
3.03	NAIC-3	—	0.000%
3.04	NAIC-4	—	0.000%
3.05	NAIC-5	—	0.000%
3.06	NAIC-6	—	0.000%

	Preferred Stocks	3	4
3.07	P/RP-1	$—	0.000%
3.08	P/RP-2	—	0.000%
3.09	P/RP-3	—	0.000%
3.10	P/RP-4	—	0.000%
3.11	P/RP-5	—	0.000%
3.12	P/RP-6	—	0.000%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets? If response to 4.01 above is yes, responses are not provided for interrogatories 5-10.	Yes [ ] No [X]

4.02	Total admitted assets held in foreign investments	$4,003	5.350%
4.03	Foreign-currency-denominated investments	—	0.000%
4.04	Insurance liabilities denominated in that same foreign currency	—	0.000%

111

MEMBERS LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2019
(000s omitted)

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		1	2
5.01	Countries rated NAIC-1	$4,003	5.350%
5.02	Countries rated NAIC-2	—	0.000%
5.03	Countries rated NAIC-3 or below	—	0.000%

6.	Two largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

		1	2
	Countries rated NAIC-1:
6.01	Country 1: United Kingdom	$2,009	2.685%
6.02	Country 2: Netherlands	1,994	2.665%

	Countries rated NAIC-2:
6.03	Country 1:	$—	0.000%
6.04	Country 2:	—	0.000%

	Countries rated NAIC-3 or below:
6.05	Country 1:	$—	0.000%
6.06	Country 2:	—	0.000%

Questions 7-9 are not applicable.

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2
	Issuer	NAIC Rating	3	4
10.01	Schlumberger Oilfield UK	1	$1,005	1.343%
10.02	HSBC Bank PLC	1	1,004	1.342%
10.03	Shell International Financial	1	1,003	1.341%
10.04	Rabobank Nederland	2	991	1.325%
10.05			—	0.000%
10.06			—	0.000%
10.07			—	0.000%
10.08			—	0.000%
10.09			—	0.000%
10.10			—	0.000%

Questions 11-23 are not applicable.

112

Appendix A – First Year Surrender Charges per 1,000 of Specified Amount

ISSUE AGE	MALE COMPOSITE	FEMALE COMPOSITE
0	0.95	0.87
1	1.07	0.99
2	1.19	1.11
3	1.30	1.22
4	1.42	1.34
5	1.54	1.46
6	1.70	1.59
7	1.88	1.72
8	2.06	1.85
9	2.24	1.98
10	2.39	2.11
11	2.51	2.23
12	2.62	2.35
13	2.71	2.46
14	2.80	2.57
15	2.88	2.67
ISSUE AGE	MALE		FEMALE
	NON TOBACCO	TOBACCO	NON TOBACCO	TOBACCO
16	2.94	2.94	2.74	2.74
17	2.99	2.99	2.80	2.80
18	3.03	3.03	2.85	2.85
19	3.10	3.10	2.92	2.92
20	3.21	3.24	3.03	3.05
21	3.37	3.49	3.18	3.28
22	3.56	3.74	3.37	3.51
23	3.78	4.00	3.57	3.75
24	4.03	4.25	3.79	3.98
25	4.29	4.50	4.02	4.21
26	4.57	4.79	4.26	4.51
27	4.88	5.11	4.51	4.85
28	5.21	5.45	4.77	5.22
29	5.55	5.82	5.05	5.59
30	5.89	6.18	5.33	5.95
31	6.23	6.54	5.63	6.31
32	6.59	6.91	5.93	6.68
33	6.95	7.30	6.25	7.04
34	7.32	7.70	6.57	7.42
35	7.71	8.13	6.90	7.79

Note:  Preferred and Standard Policies use the same Surrender Charge.

A-1

ISSUE AGE	MALE		FEMALE
	NON TOBACCO	TOBACCO	NON TOBACCO	TOBACCO
36	8.11	8.58	7.22	8.17
37	8.53	9.05	7.55	8.55
38	8.95	9.54	7.88	8.94
39	9.40	10.07	8.22	9.32
40	9.87	10.62	8.58	9.70
41	10.36	11.21	8.96	10.06
42	10.86	11.82	9.35	10.41
43	11.39	12.46	9.76	10.76
44	11.94	13.14	10.18	11.12
45	12.53	13.86	10.64	11.52
46	13.14	14.61	11.10	11.92
47	13.76	15.39	11.56	12.30
48	14.41	16.21	12.06	12.73
49	15.12	17.08	12.62	13.25
50	15.91	18.00	13.28	13.91
51	16.79	19.00	14.07	14.77
52	17.74	20.07	14.98	15.79
53	18.74	21.18	15.94	16.89
54	19.78	22.31	16.92	18.00
55	20.83	23.43	17.86	19.04
56	21.85	24.48	18.70	19.96
57	22.84	25.47	19.49	20.80
58	23.88	26.50	20.30	21.65
59	25.04	27.68	21.20	22.59
60	26.39	29.11	22.30	23.71
61	27.01	29.87	23.08	24.53
62	27.42	30.48	23.84	25.32
63	27.73	31.00	24.55	26.06
64	28.04	31.50	25.20	26.71
65	28.45	32.05	25.75	27.25
66	28.96	32.58	26.18	27.60
67	29.50	33.05	26.49	27.78
68	30.07	33.55	26.74	27.91
69	30.70	34.19	27.00	28.07
70	31.39	35.07	27.31	28.39
71	32.25	36.52	27.72	29.01
72	33.12	37.97	28.12	29.64
73	33.98	39.41	28.53	30.26
74	34.85	40.86	28.93	30.89
75	35.71	42.31	29.34	31.51

Note:  Preferred and Standard Policies use the same Surrender Charge.

A-2

Appendix B – Death Benefit Percentage Factor

The death benefit percentage factor required by the Code for treatment of the Policy as a life insurance policy.

Attained Age	Death Benefit Percentage Factor
0-40	2.50
41	2.43
42	2.36
43	2.29
44	2.22
45	2.15
46	2.09
47	2.03
48	1.97
49	1.91
50	1.85
51	1.78
52	1.71
53	1.64
54	1.57
55	1.50
56	1.46
57	1.42
58	1.38
59	1.34
60	1.30
61	1.28
62	1.26
63	1.24
64	1.22
65	1.20
66	1.19
67	1.18
68	1.17
69	1.16
70	1.15
71	1.13
72	1.11
73	1.09
74	1.07
75-90	1.05
91	1.04
92	1.03
93	1.02
94	1.01
95	1.00

B-1

PART C

OTHER INFORMATION

Item 26.           Exhibits

(a)	Board of Directors Resolutions.
(1)

Resolution of the board of directors of CUNA Mutual Insurance Society establishing CUNA Mutual Variable Life Insurance Account (“Registrant”). Incorporated herein by reference to post-effective amendment number 4 on Form N-4 (File No. 333-148426) filed with the Commission November 24, 2008.

(2)

Certified resolution of the board of directors of CUNA Mutual Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(3)

Certified resolution of the board of directors of CMFG Life Insurance Company approving the name change between CMFG Life Insurance Company and CUNA Mutual Insurance Society. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.
(1)

Amended and Restated Distribution Agreement Between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(2)

Amended and Restated Servicing Agreement related to the Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008.  Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(3)	Form of Selling and Services Agreement. Incorporated herein by reference to post-effective amendment number 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.
(4)

Amended and Restated Distribution and Servicing Agreement for Variable Universal Life Contracts between CMFG Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Universal Life contracts effective January 1, 2015.  Incorporated herein by reference to post-effective amendment number 9 to the Form N-6 registration statement (File No. 33-19719) filed with the Commission on April 24, 2015.

(d)	Contracts.
(1)(A)

Standard VUL Contract Form 5202. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(B)

Accelerated Benefit Option Endorsement, Form 1668. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(C)

Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(D)

Guaranteed Insurability Rider, Form 3652. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(E)

Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(F)

Other Insured Rider, Form 3956. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(G)

Automatic Increase Rider, Form 3957 1085. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(H)	Child Rider, Form 6005. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(I)

Juvenile Rider, Form 6012. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(J)

Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(K)

Waiver of Premium and Monthly Deduction Disability Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(L)

Executive Benefit Plan Endorsement, Form EBP. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

(2)(A)	Unisex Version Form 5203. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(B)

Level Term Rider (Unisex), Form 6018. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(C)

403(B) Endorsement, Form 1608(VUL) 0994 Incorporated herein by reference to post-effective amendment number17 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 17, 1998.

(3)	State Variation List. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

(4)

CUNA Mutual Life Insurance Company and CUNA Mutual Insurance Society Merger Endorsement dated December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(e)	Applications.
(1)	Application. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(f)	Depositor’s Certificate of Incorporation and By-Laws.
(1)

Amended and Restated Articles of Incorporation of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(2)

Amended and Restated Bylaws of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(3)

Amended and Restated Articles of Incorporation of CMFG Life Insurance Company. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(4)	Amended and Restated Bylaws of CMFG Life Insurance Company. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(5)

Amended and Restated Articles of Incorporation of CMFG Life Insurance Company, effective January 28, 2016. Incorporated by reference to post-effective amendment number 21 (File No. 333-148426) filed with the Commission on April 25, 2017.

(6)

Amended and Restated Bylaws of CMFG Life Insurance Company, effective February 1, 2016. Incorporated by reference to post-effective amendment number 21 (File No. 333-148426) filed with the Commission on April 25, 2017.

(g)	Reinsurance Contracts.
(1)(A)

YRT Reinsurance Agreement between Swiss Re (f/k/a Connecticut General Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1983.  Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(B)

Amendment No. 1 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 28, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)

Amendment No. 2 to YRT Reinsurance Agreement between Swiss Re (f/k/a Connecticut General Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective May 1, 1985. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(D)

Amendment No. 3 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(E)

Amendment No. 4 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(F)

Amendment No. 5 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 1989. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(G)

Amendment No. 6 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(H)

Amendment No. 7 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(I)

DAC Tax Amendment between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 30, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(J)

Amendment No. 8 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(K)

Amendment No. 9 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(L)

Amendment No. 10 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(2)(A)

Facultative YRT Self-Administered Reinsurance Agreement between Frankona America Life Reassurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1992. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718 filed with the Commission on April 28, 2003.

(B)

Amendment No. 1 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1992. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

(C)

Amendment No. 2 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(D)

Amendment No. 3 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 28, 1995. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(E)

Amendment No. 4 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(F)

Amendment No. 5 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(G)

Amendment No. 6 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(H)

Amendment No. 7 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective November 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(I)

Amendment No. 7 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 2007. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(3)(A)

Reinsurance Agreement between General Reassurance Corporation, Financial Centre and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

(B)

Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986.  Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)

Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(D)

Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(E)

Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(F)

Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(G)

Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(H)

Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(I)

Special DAC Tax Amendment to the Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(J)

Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 26, 1994. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(K)

Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1995. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(L)

Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(M)

Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(N)

Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(O)

Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

(4)(A)

Reinsurance Agreement between the Lincoln National Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective September 1, 1983. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

(B)

Amendment No. 1 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)

Amendment No. 2 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective March 1, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(D)

Amendment No. 3 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective December 28, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(E)

Amendment No. 4 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1986.  Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(F)

Amendment No. 5 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(G)

Amendment No. 6 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective April 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(H)

Amendment No. 7 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(I)

Amendment No. 8 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(J)

Amendment No. 9 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 15, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(K)

Amendment No. 10 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(L)

Amendment No. 11 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(M)

Amendment No. 12 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective of March 1, 1987. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(N)

Amendment No. 13 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(O)

Amendment No. 14 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective March 1, 1989. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(P)

Amendment No. 15 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(Q)

Amendment No. 16 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(R)

Amendment No. 17 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(S)

Amendment No. 18 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(T)

Amendment No. 19 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective June 29, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(U)

Amendment No. 20 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective September 1, 1983. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(V)

Amendment to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective December 31, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(W)

Amendment No. 21 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(X)

Amendment No. 22 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(Y)

Amendment No. 23 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(Z)

Amendment No. 24 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(Z)(1)

Amended Reinsurance Agreement between Swiss Re Life & Health America, Inc. (f/k/a The Lincoln National Life Insurance Company of Fort Wayne, Indiana) effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

(5)(A)

Facultative Agreement between General American Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1991. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003

(B)

DAC Tax Amendment between General American Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)

Amendment No. 1 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(D)

Amendment No. 2 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Life Insurance Company effective September 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(E)

Amendment No. 3 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(F)

Amendment No. 4 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(G)

Amendment No. 5 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Life Insurance Company effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(H)

Amendment No. 6 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(I)

Amendment No. 7 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(J)

Amendment No. 8 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2002. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(K)

Amendment No. 9 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2003. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(L)

Amended Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008

(6)(A)

Automatic and Facultative Coinsurance Reinsurance Agreement between RGA Reinsurance Company and CUNA Mutual Life Insurance Company, effective September 1, 2003.  Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(7)(A)

Coinsurance Agreement between Security Life of Denver Insurance Company and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective September 1, 2003. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(8)(A)

Reinsurance Agreement between The Lincoln National Life Insurance Company, Swiss Re Life & Health America Inc. and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective November 30, 2005. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(9)(A)

Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Transamerica Occidental Life Insurance Company of Los Angeles, California and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective February 1, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

(B)

Amendment to Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Transamerica Occidental Life Insurance Company of Los Angeles, California and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

(C)

Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(10)(A)

Life, Disability and Accidental Death Facultative YRT Reinsurance Agreement between Occidental Life Insurance Company of California and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1981. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(B)

Amendment 1 to Life, Disability and Accidental Death Facultative YRT Reinsurance Agreement between Occidental Life Insurance Company of California and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 2, 1981. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)

Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(11)(A)

Coinsurance Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 2000.  Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(B)

Amendment 1 to Coinsurance Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 2000.  Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)

Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(h)	Participation Agreements.
(1)(A)

Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated April 22, 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(B)

Amendment to Participation Agreement among T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(C)

Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

(D)

Amendment to Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

(E)

Amendment to Participation Agreement Among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(2)(A)

Participation Agreement between MFS Variable Insurance Trust and CUNA Mutual Life Insurance Company dated April 29, 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(B)	Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(C)

Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(D)

Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

(E)

Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003

(F)

Amendment to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society effective December 31, 2007.  Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(G)

Amendment No. 6 to Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society, effective July 1, 2010.  Incorporated herein by reference to post-effective amendment number 4 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 27, 2011.

(H)

Amendment No. 7 to Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society, effective January 1, 2012. Incorporated by reference to post-effective amendment number 55 (File No. 333-148421) filed with the Commission on April 27, 2012.

(3)(A)

Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No.  333-81499) filed with the Commission on October 6, 1999.

(B)

Amendment No. 1 between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company effective September 21, 1999. Incorporated herein by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(C)

Amendment No. 2 to Participation Agreement Among OppenheimerFunds, Inc., Oppenheimer Variable Account Funds and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

(D)

Amendment No. 3 to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Panorama Series Fund, Inc. and CUNA Mutual Life Insurance Company, effective July 31, 2005.  Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(E)

Fourth Amendment to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(F)

Fifth Amendment to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Insurance Society effective May 1, 2008.  Incorporated by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

(G)

Sixth Amendment to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective July 8, 2008. Incorporated by reference to post-effective amendment number 1 to Form N-4 post-effective amendment number 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(H)

Amendment 7 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective February 3, 2009. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(I)

Amendment 8 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective January 1, 2012.  Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(J)

Amendment 9 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CMFG Life Insurance Company effective June 20, 2012.  Incorporated by reference to post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

(4)(A)

Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. dated May 1, 2004. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(B)

Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 3, 2004.  Incorporated by reference to post- effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(C)

Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated June 5, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(D)

Amendment No. 3 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(E)

Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

(F)

Amendment No. 5 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated December 10, 2010.  Incorporated herein by reference to post-effective amendment number 4 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 27, 2011.

(G)

Amendment No. 6 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated January 31, 2012.  Incorporated herein by reference to post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

(H)

Amendment No. 7 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated January 15, 2013.  Incorporated herein by reference to post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

(5)(A)

Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated June 30, 2009.  Incorporated herein by reference to post-effective amendment number 9 (File No. 333-148426) filed with the Commission on July 10, 2009.

(B)

Amendment to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated September 8, 2009. Incorporated herein by reference to post-effective amendment number 11 (File No. 333-148426) filed with the Commission on October 16, 2009.

(C)

Amendment No. 2 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated December 4, 2009. Incorporated herein by reference to post-effective amendment number 12 (File No. 333-148426) filed with the Commission on February 4, 2010.

(D)

Amendment No. 3 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated November 20, 2010. Incorporated herein by reference to post-effective amendment number 15 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 27, 2011.

(E)

Amendment No. 4 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated April 1, 2015. Incorporated herein by reference to post-effective amendment number 21 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2017.

(F)

Amendment No. 5 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated May 1, 2016. Incorporated herein by reference to post-effective amendment number 21 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2017.

(G)

Amendment No. 6 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated November 20, 2010. Incorporated herein by reference to post-effective amendment number 15 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 27, 2011.

(6)(A)

Fund Participation Agreement between Vanguard Variable Insurance Fund, The Vanguard Group, Inc. and Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(B)

Amendment No. 1 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated August 31, 2005.  Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(C)

Amendment No. 2 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 16, 2006.  Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(D)

Amendment No. 3 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 1, 2008.  Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(E)

Amendment No. 4 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated June 12, 2012.  Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(F)

Amendment No. 5 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 16, 2015.  Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(i)	Administrative Contracts.
(1)(A)

Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated March 31, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(B)

Amendment No. 1 to Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated September 10, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(2)

Administrative Services Letter between MFS Investment Management and CUNA Mutual Insurance Society effective October 1, 2008. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

(3)(A)

Letter Agreement between CUNA Mutual Life Insurance Company and T. Rowe Price Associates, Inc. dated September 16, 2002. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

(B)

Supplement for Personal Services between CUNA Mutual Insurance Society and T. Rowe Price Investment Services, Inc. date July 31, 2008. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

(4)

Services Letter Agreement between CUNA Mutual Insurance Society and Mosaic Funds Distributor, LLC dated June 30, 2009.  Incorporated herein by reference to post-effective amendment number 9 (File No. 333-148426) filed with the Commission on July 10, 2009.

(j)	Other Material Contracts.
(1)(A)

Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Services, Inc. and CUNA Mutual Life Insurance Company dated October 16, 2006.  Incorporated herein by reference to Form N-6 post-effective amendment no. 29 (File No. 033-19718) filed with the Commission on April 27, 2007.

(B)

Amendment to Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(2)(A)

Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and CUNA Mutual Life Insurance Company dated October 16, 2006.  Incorporated herein by reference to Form N-6 post-effective amendment no. 29 (File No. 033-19718) filed with the Commission on April 27, 2007.

(B)

Amendment to Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and CUNA Mutual Insurance Society effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(3)

Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(4)(A)

Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Brokerage Services, Inc. effective September 25, 2006. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(B)

Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Mutual Insurance Society, effective January 31, 2012. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(5)

Rule 22c-2 Shareholder Information Agreement between Franklin Templeton Distributors, Inc. and CUNA Mutual Life Insurance Company dated April 16, 2007. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(k)	Legal Opinion.
(1)

Opinion of Counsel from Pamela M. Krill, Esquire. Incorporated herein by reference to post-effective amendment number 1 to Form N-6 registration statement (File No. 333-148419) filed with the Commission on April 25, 2008.

(l)	Actuarial Opinion. Not applicable.

(m)	Calculations. Not applicable

(n)	Other Opinions. Not applicable.

(o)	Omitted Financial Statements. No financial statements are omitted from Item 24.
(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption.
(1)

Issuance, Transfer and Redemption Procedures (Form 5202) Issued by CUNA Mutual Insurance Society dated October, 2012.  Incorporated herein by reference to post-effective amendment number 8 on Form N-6 (File No. 333-148419) filed with the Commission April 25, 2014.

(r)	Deloitte & Touche LLP Consent. Filed herewith.

(s)	Powers of Attorney.
(1)	Powers of Attorney. Filed herewith.
A.	Power of Attorney (Michael F. Anderson).
B.	Power of Attorney (David G. Brown).
C.	Power of Attorney (Laureen Winger).
D.	Power of Attorney (Paul D. Barbato).
E. F.	Power of Attorney (Robert N. Trunzo). Power of Attorney (David Sweitzer)

Item 27.        Directors and Officers of CMFG Life Insurance Company

Name and Principal Business Address	Positions and Offices with Depositor

Michael F. Anderson 5910 Mineral Point Road Madison, WI 53705	Director and Chief Legal Officer
Paul D. Barbato 5910 Mineral Point Road Madison, WI 53705	Director, Secretary and Vice President
David G. Brown 5910 Mineral Point Road Madison, WI 53705	Director, Executive Vice President and Chief Investment Officer
Cedric Ellis 5910 Mineral Point Road Madison, WI 53705	Executive Vice President and Chief Enterprises Services Officer
Brian J. Borakove 5910 Mineral Point Road Madison, WI 53705	Treasurer and Vice President Corporate Treasurer
Linda S. Nedelcoff 5910 Mineral Point Road Madison, WI 53705	Executive Vice President and Chief Strategy and Human Resources Officer
James M. Power 5910 Mineral Point Road Madison, WI 53705	Executive Vice President and Chief Experience Officer
Paul D. Barbato 5910 Mineral Point Road Madison, WI 53705	Director, Secretary and Vice President
Robert N. Trunzo 5910 Mineral Point Road Madison, WI 53705	Director, President and Chief Executive Officer
Laureen Winger 5910 Mineral Point Road Madison, WI 53705	Director, Executive Vice President and Chief Financial and Products Officer

Item 28.  Persons Controlled by or Under Common Control With the Depositor or Registrant.

The registrant is a segregated asset account of CMFG Life Insurance Company and is therefore owned and controlled by CMFG Life Insurance Company. CMFG Life Insurance Company is a stock life insurance company. CMFG Life is duly authorized and licensed to do a life and health insurance business in forty-nine other states, the District of Columbia, and in foreign countries. Various companies and other entities are controlled by CMFG Life Insurance Company and may be considered to be under common control with the registrant or CMFG Life Insurance Company.  Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

CUNA Mutual Holding Company
Organizational Chart As Of February 28, 2020

CUNA Mutual Holding Company is a mutual insurance holding company, and as such is controlled by its policy owners. CUNA Mutual Holding Company was formed under the Plan of Reorganization of CMFG Life Insurance Company. CUNA Mutual Holding Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

TruStage Financial Group, Inc.
State of domiciled:  Iowa

CUNA Mutual Global Holdings, Inc.
State of domicile:  Iowa

CMFG Ventures, LLC
State of domicile:  Iowa

SafetyNet Insurance Agency, LLC
State of domicile:  Iowa

CMFG Life Insurance Company
State of domicile:  Iowa

CMFG Life Insurance Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries, all of which are included in the CMFG Life Insurance Company’s consolidated financial statements:

1.	CUNA Mutual Investment Corporation owns the following:

State of domicile:  Wisconsin

a.	CUMIS Insurance Society, Inc. owns the following:

State of domicile:  Iowa

(1)     CUMIS Specialty Insurance Company, Inc.
          State of domicile:  Iowa

(2)     CUMIS Mortgage Reinsurance Company

           State of domicile:  Wisconsin

b.	CUNA Brokerage Services, Inc.

State of domicile:  Wisconsin

c.	CUMIS Vermont, Inc.

State of domicile:  Vermont

d.	MEMBERS Life Insurance Company

State of domicile:  Iowa

e.	International Commons, Inc.

State of domicile:  Wisconsin

f.	CUNA Mutual Insurance Agency, Inc.

State of domicile:  Wisconsin

g.      MEMBERS Capital Advisors, Inc.
         State of domicile:  Iowa

(1)     MCA Fund I GP LLC

             State of domicile:  Delaware

(2)     MCA Fund II GP LLC
          State of domicile:  Delaware

(3)     MCA Fund III GP LLC
         State of domicile:  Delaware

(4)    MCA Fund IV GP LLC

         State of domicile:  Delaware

h.      CMG Student Lending Services, LLC

         State of domicile:  Delaware

i.       CPI Qualified Plan Consultants, Inc.
         State of domicile:  Delaware

j.       Five County Holdings, LLC
         State of domicile:  Illinois

2.	CUNA Mutual Holding Company either directly or indirectly, is the controlling company of the following:

a.	CUNA Mutual International Finance, Ltd. owns the following: Country of domicile: Cayman Islands

b.	CUNA Mutual International Holdings, Ltd. Country of domicile: Cayman Islands

c.	CUNA Caribbean Holdings St. Lucia, Ltd owns the following: County of domicile: St. Lucia

(1)	CUNA Caribbean Insurance Jamaica Limited County of domicile: Jamaica

(2)  CUNA Caribbean Insurance OECS Limited
       Country of domicile:  St. Lucia

(3)  CUNA Caribbean Insurance Society Limited
       Country of domicile:  Trinidad and Tobago

(4)  CUNA Mutual Insurance Society Dominicana, S.A.
      Country of domicile:  Dominican Republic

4.	6834 Hollywood Boulevard, LLC State of domicile: Delaware
5.	TruStage Insurance Agency, LLC State of domicile: Iowa

6.	CUNA Mutual Management Services, LLC State of domicile: Iowa

a.	Compliance Systems, LLC State of domicile: Michigan

7.	MCA Fund I Holding LLC State of domicile: Delaware

8.	CUNA Mutual AdvantEdge Analytics, LLC State of domicile: Iowa

9.	MCA Fund II Holding LLC State of domicile: Delaware

10.	MCA Funds Holding Company, LLC State of domicile: Iowa

Item 29.                       Indemnification

Section 8 of the Amended and Restated Bylaws of CMFG Life Insurance Company and Article V of CMFG Life Insurance Company Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of CMFG Life Insurance Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of CMFG Life Insurance Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers’ or directors’ willful misconduct.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 30.                       Principal Underwriter

(a)	CUNA Brokerage Services, Inc. is the principal underwriter for the Registrant as well as for the CMFG Variable Annuity Account.

(b)        Officers and Directors of CUNA Brokerage Services, Inc.

Name and Principal Business Address	Positions and Office with Underwriter
Robert Comfort ***	President
John Landers**	Vice President and Chief Compliance Officer
Jenny Brock*	Treasurer
Ross D. Hansen*	Vice President and Associate General Counsel
Katherine Castro*	Assistant Secretary
Michael F. Anderson*	Director
Abigail R. Rodriguez*	Director
William A. Karls*	Director
Paul D. Barbato*	Secretary and Director
David L. Sweitzer*	Director

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705

**The principal business address of this person is:  2000 Heritage Way, Waverly, Iowa  50677

***The principal business address of this person is:  7924 Cook Road, Plain City, Ohio  43064

(c)        CUNA Brokerage Services, Inc. is the only principal underwriter. The services provided by CUNA Brokerage Services, Inc. are set forth in the Amended and Restated Distribution Agreement and Amended and Restated Servicing Agreement filed as exhibits to this registration statement.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions		(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
CUNA Brokerage Services, Inc.	$3,060	*	0	$954	$2,106

* Information as of December 31, 2019.

Item 31.           Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by CMFG Life Insurance Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CMFG Life Insurance Company, both at 5910 Mineral Point Road, Madison, Wisconsin 53705; and se2, 5801 SW Sixth Ave, Topeka, Kansas 66636-0001.

Item 32.           Management Services

All management contracts are discussed in Part A or Part B.

Item 33.           Fee Representation

CMFG Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CMFG Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, and State of Wisconsin as of 16 day of April, 2020.

CMFG Variable Life Insurance Account (Registrant)
By:	/s/Robert N. Trunzo
Robert N. Trunzo
President and Chief Executive Officer, CMFG Life Insurance Company

CMFG Life Insurance Company (Depositor)
By:	/s/Robert N. Trunzo
Robert N. Trunzo
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as of the dates indicated.

SIGNATURE AND TITLE		DATE

By:	/s/Brian J. Borakove	April 16, 2020
Brian J. Borakove
Treasurer and Vice President, Corporate Treasurer

By:	/s/Laureen Winger	April 16, 2020
Laureen Winger
Director, Executive Vice President and Chief Financial and Products Officer

By:	/s/Robert N. Trunzo	April 16, 2020
Robert N. Trunzo
Director, President and Chief Executive Officer

By:	*	April 16, 2020
Michael F. Anderson
Director

By:	*	April 16, 2020
David G. Brown
Director

By:	*	April 16, 2020
Laureen Winger
Director

By:	*	April 16, 2020
Brian J. Borakove
Treasurer

By:	*	April 16, 2020
Paul D. Barbato
Director and Secretary

By:	*	April 16, 2020
Robert N. Trunzo
Director, President and Chief Executive Officer

*Signed pursuant to Power of Attorney dated April 16, 2020, filed electronically with post-effective amendment number 14 (File No. 333-148419) filed with the Commission on April 16, 2020.

By:	/s/Jennifer Kraus Florin
Jennifer Kraus Florin
Associate General Counsel

Exhibit Index

(r)	Deloitte & Touche LLP Consent

(s)	Powers of Attorney